UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21566

Name of Fund: BlackRock Floating Rate Income Trust (BGT)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Floating Rate Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2019

Date of reporting period: 10/31/2019

Item 1	–	Report to Stockholders

OCTOBER 31, 2019

2019 Annual Report

BlackRock Credit Allocation Income Trust (BTZ)

BlackRock Floating Rate Income Trust (BGT)

BlackRock Multi-Sector Income Trust (BIT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information

Section 19(a) Notices

BlackRock Credit Allocation Income Trust’s and BlackRock Multi-Sector Income Trust’s amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

	Total Fiscal Year to Date Cummulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Ticker	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BTZ*	$0.797677	$—	$—	$0.023223	$0.820900	97%	0%	0%	3%	100%
BIT*	1.043509	—	—	0.363891	1.407400	74	0	0	26	100

*

The Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

On September 5, 2019, the Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, starting in October 2019, BTZ will distribute a fixed amount of $0.0839 per share on a monthly basis, BGT will distribute a fixed amount of $0.0764 per share on a monthly basis and BIT will distribute a fixed amount of $0.1237 per share on a monthly basis.

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution.

Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended October 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted. Refer to each Fund’s performance section for detailed information on market price and net asset value based returns.

After the dust settled, equity and bond markets posted mixed returns while weathering significant volatility. U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — posted modest negative returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment-grade and high-yield corporate bonds posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide variety of risks were brought to bear on markets, including rising interest rates, slowing global growth, and heightened trade tensions. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. Despite an economic slowdown in Europe and ongoing uncertainty about Brexit, European equities posted a modest positive return.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

We continue to expect a slowing expansion with additional room to run. Despite a sharp slowdown in trade and manufacturing across the globe, U.S. consumers continued to spend at a relatively healthy pace, benefiting from the lowest unemployment rate in 50 years and rising wages. However, trade disputes and the resulting disruptions in global supply chains, as well as geopolitical tensions, particularly in the Middle East, continued to have a negative impact on global growth.

Overall, we favor reducing investment risk due to rising economic uncertainty. We believe U.S. equities remain relatively attractive, but we are shifting to a more cautious stance by emphasizing factors that seek lower-volatility and higher-quality stocks. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.16%	14.33%
U.S. small cap equities (Russell 2000® Index)	(1.09)	4.90
International equities (MSCI Europe, Australasia, Far East Index)	3.35	11.04
Emerging market equities (MSCI Emerging Markets Index)	(1.67)	11.86
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.21	2.40
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	8.17	15.85
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.71	11.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.52	9.07
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.69	8.38
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Trust Summary as of October 31, 2019	BlackRock Credit Allocation Income Trust

Investment Objective

BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

On September 5, 2019, the Board approved a change in the fiscal year end of BTZ, effective as of December 31, 2019, from October 31 to December 31.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of October 31, 2019 ($13.55)(a)	7.43%
Current Monthly Distribution per Common Share(b)	$0.0839
Current Annualized Distribution per Common Share(b)	$1.0068
Leverage as of October 31, 2019(c)	27%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of accrued liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 14.

Market Price and Net Asset Value Per Share Summary

	10/31/19	10/31/18	Change	High	Low
Market Price	$13.55	$11.72	15.61%	$13.91	$11.06
Net Asset Value	14.94	13.72	8.89	15.04	13.07

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	5

Trust Summary as of October 31, 2019 (continued)	BlackRock Credit Allocation Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended October 31, 2019 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	16.17%	7.41%	6.42%
Trust at Market Price(a)(b)	23.34	8.46	7.02
Reference Benchmark(c)	13.23	5.47	4.95
Bloomberg Barclays U.S. Credit Index(d)	14.88	4.83	4.43
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(e)	8.38	6.03	5.19
Bloomberg Barclays USD Capital Securities Index(f)	16.41	6.15	5.78

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Credit Index (50.36%), the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (29.93%), and the Bloomberg Barclays USD Capital Securities Index (19.71%).

(d)	This unmanaged index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets.
(e)

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(f)	This unmanaged index tracks fixed-rate, investment grade capital securities denominated in USD.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BTZ is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Positive contributions to the Trust’s absolute performance over the 12-month period came from a wide range of credit-oriented asset classes including U.S. investment grade corporate bonds, high yield corporate bonds and capital securities. Allocations to European investment grade corporate bonds also provided positive returns, as did exposure to emerging markets debt.

Detractors from the Trust’s performance were limited over the period, as both interest rate sensitive and credit sensitive assets performed well. Strategies to manage against risk and interest rates detracted modestly.

Describe recent portfolio activity.

The Trust made several changes to the portfolio’s positioning and composition over the period. These included reducing exposure to capital securities, U.S. high yield corporate bonds and collateralized loan obligations (“CLOs”), while adding to U.S. investment grade and European high yield corporate bonds.

Describe portfolio positioning at period end.

The Trust was positioned moderately “risk on” supported by the Fed’s accommodative policy stance and optimism around various geopolitical issues. The Trust remained constructive on credit markets, with core allocations to U.S. high yield corporates bond, U.S. investment grade corporate bonds and capital securities, along with exposure to CLOs and non-U.S. credit markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2019 (continued)	BlackRock Credit Allocation Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	10/31/19		10/31/18
Corporate Bonds	75%		74%
Preferred Securities	17		17
Asset-Backed Securities	5		6
Foreign Agency Obligations	2		2
Municipal Bonds	1		1
Other	—	(a)	—	(b)

(a)	Includes a less than 1% holding in each of the following investment types: Short-Term Securities, Options Purchased and Options Written.
(b)	Includes a less than 1% holding in each of the following investment types: Short-Term Securities, U.S. Government Sponsored Agency Securities, Options Purchased and Options Written.

CREDIT QUALITY ALLOCATION (c)(d)

	10/31/19	10/31/18
AAA/Aaa	1%	1	%(e)
AA/Aa	2	2
A	17	18
BBB/Baa	49	50
BB/Ba	20	17
B	9	10
CCC/Caa	2	2
CC/Ca(f)	—	—

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes Short-Term Securities, Options Purchased and Options Written.
(e)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

(f)	Represents less than 1% of the Trust’s total investments.

TRUST SUMMARY	7

Trust Summary as of October 31, 2019	BlackRock Floating Rate Income Trust

Investment Objective

BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”) primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital to the extent consistent with its primary objective of high current income. The Trust seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

On September 5, 2019, the Board approved a change in the fiscal year end of BGT, effective as of December 31, 2019, from October 31 to December 31.

Trust Information

Symbol on NYSE	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of October 31, 2019 ($12.42)(a)	7.38%
Current Monthly Distribution per Common Share(b)	$0.0764
Current Annualized Distribution per Common Share(b)	$0.9168
Leverage as of October 31, 2019(c)	28%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of accrued liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 14.

Market Price and Net Asset Value Per Share Summary

	10/31/19	10/31/18	Change	High	Low
Market Price	$12.42	$12.72	(2.36)%	$12.84	$11.28
Net Asset Value	13.95	14.33	(2.65)	14.34	13.33

Market Price and Net Asset Value History For the Past Five Years

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2019 (continued)	BlackRock Floating Rate Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended October 31, 2019 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	4.00%	4.79%	5.03%
Trust at Market Price(a)(b)	4.31	2.82	4.69
S&P/LSTA Leveraged Loan Index(c)	2.67	4.08	3.83

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

This unmanaged market value-weighted index (the “Reference Benchmark”) is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BGT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Credit markets performed well over the period, allowing the Trust’s core allocation to floating rate loan interests (“bank loans”) to generate positive results. A small allocation to high yield corporate bonds also contributed given the market’s outperformance versus loans during the investment period. In terms of ratings, B-rated and BB-rated loans were the most significant contributors to performance. By sector, exposure to names within technology, consumer cyclical services and health care were most additive to absolute performance.

From a ratings standpoint, the biggest laggards for the period were CCC-rated loans, which underperformed their mid-to-higher-quality peers. By sector, energy lagged other sectors over the period, and the Trust’s positioning within independent energy and oil field services detracted the most from Trust performance. In terms of asset mix, small exposures to collateralized loan obligations (“CLOs”) and equities constrained the Trust’s return.

Describe recent portfolio activity.

There were no significant changes to the Trust’s sector weightings over the period. The Trust added to positions in packaging, aerospace & defense and property & casualty insurance companies. Conversely, positions within consumer products, energy and wirelines were trimmed. Exposures by credit rating remained reasonably consistent over the period, although the Trust added to better quality single B-names towards the end of the period as relative value became increasingly more attractive compared to BB-rated issues. In terms of asset allocation, the Trust continued to reduce exposure to high yield corporate bonds.

Describe portfolio positioning at period end.

At period end, the majority of the Trust’s portfolio was in bank loans, with a small position in high yield corporate bonds. The Trust’s largest positions were within the technology, pharmaceuticals and cable & satellite sectors. The Trust remained underweight in low dollar, high spread names where business trends or operating conditions remained challenged. The Trust also remained underweight in energy (a smaller sector in the loan market versus high yield), with a focus on higher quality names within the sector. From a credit rating perspective, the Trust’s core positioning remained focused on BB-rated and B-rated issues, with a higher allocation to B-rated names at period end. The Trust had a bias for higher quality loans within the B-rated category as noted. As a major theme, the investment adviser remains focused on larger, more-liquid capital structures while keeping an underweight to loan-only issuers, which tend to offer lower liquidity and recovery rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	9

Trust Summary as of October 31, 2019 (continued)	BlackRock Floating Rate Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	10/31/19		10/31/18
Floating Rate Loan Interests	95%		92%
Investment Companies	4		1
Corporate Bonds	1		2
Asset-Backed Securities	—		5
Other	—	(a)	—	(b)

(a)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests, Warrants, Short-Term Securities and Options Purchased.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests, Rights, Warrants, Short-Term Securities and Options Purchased.

CREDIT QUALITY ALLOCATION (c)(d)

	10/31/19	10/31/18
AA/Aa	—%	1%
A	—	1
BBB/Baa	8	10
BB/Ba	30	39
B	55	43
CCC/Caa	2	3
N/R	5	3

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes Common stocks, Warrants, Other Interests, Short-Term Securities and Options Purchased.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2019	BlackRock Multi-Sector Income Trust

Investment Objective

BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in loan and debt instruments and other investments with similar economic characteristics. The Trust may invest directly in such securities or synthetically through the use of derivatives. Additionally, as part of the Trust’s investments in loans, the Trust may make loans directly to borrowers either as a sole lender or by acting as a member of a syndicate of original lenders.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BIT
Initial Offering Date	February 27, 2013
Current Distribution Rate on Closing Market Price as of October 31, 2019 ($17.15)(a)	8.66%
Current Monthly Distribution per Common Share(b)	$0.1237
Current Annualized Distribution per Common Share(b)	$1.4844
Leverage as of October 31, 2019(c)	37%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of accrued liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 14.

Market Price and Net Asset Value Per Share Summary

	10/31/19		10/31/18	Change	High	Low
Market Price	$17.15		$16.25	5.54%	$17.65	$14.79
Net Asset Value	17.28	(a)	18.79	(8.04)	18.93	17.28

(a)

For financial reporting purposes, the market value of a certain investment was adjusted as of the report date. Accordingly, the net asset value (“NAV”) per share presented herein is different than the information previously published as of October 31, 2019.

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	11

Trust Summary as of October 31, 2019 (continued)	BlackRock Multi-Sector Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended October 31, 2019 were as follows:

	Average Annual Total Returns
	1 Year		3 Years	5 Years
Trust at NAV(a)(b)(d)	0.00	%(e)	6.23%	6.56%
Trust at Market Price(a)(b)	14.76		10.32	8.81
Lipper General Bond Funds at NAV(c)	6.68		7.16	6.13
Lipper General Bond Funds at Market Price(c)	16.89		10.11	8.27

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper. Historical performance shown is calculated based on the composition of the Lipper General Bond Fund category at the time of preparation of this report to shareholders.

(d)

For financial reporting purposes, the market value of a certain investment was adjusted as of the report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on NAV presented herein are different than the information previously published as of October 31, 2019.

(e)	Amount is greater than (0.005)%.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The Trust’s positions in non-agency residential mortgage-backed securities (“MBS”), sovereign bonds, investment grade corporate credit (specifically industrials), capital securities and commercial mortgage-backed securities (“CMBS”) were the largest contributors to performance over the period.

The Trust’s position in corporate credit, notably an investment in Aviron Capital LLC, was the principal detractor from returns for the period.

The Trust held derivatives, including U.S. futures, forward foreign currency exchange contracts and swaps, primarily as a means to manage risk. The use of derivatives had a negative impact on Trust performance over the period.

Describe recent portfolio activity.

The Trust’s spread sector exposure was rotated out of investment grade corporate bonds and into 15- and 30-year agency pass-through MBS, high yield corporate bonds and municipal bonds. In addition, the Trust’s duration (sensitivity to interest rate changes) was modestly trimmed from 3.24 years to 3.18 years over the period.

Describe portfolio positioning at period end.

At period end, the Trust maintained diversified exposure within non-government spread sectors, including non-agency MBS, high yield corporate bonds, capital securities, asset-backed securities, CMBS and emerging market debt. The Trust also held marginal exposure to government-related sectors such as non-U.S. sovereign debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2019 (continued)	BlackRock Multi-Sector Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	10/31/19	10/31/18
Corporate Bonds	49%	42%
Asset-Backed Securities	13	15
Preferred Securities	11	11
U.S. Government Sponsored Agency Securities	9	3
Non-Agency Mortgage-Backed Securities	9	11
Floating Rate Loan Interests	3	6
Foreign Agency Obligations	3	10
U.S. Treasury Obligation	2	—
Short-Term Securities	1	2
Other(a)	—	—

(a)	Includes a less than 1% holding in Common Stocks.

CREDIT QUALITY ALLOCATION (b)(c)

	10/31/19	10/31/18
AAA/Aaa(d)	12%	2%
AA/Aa	1	7
A	6	5
BBB/Baa	19	18
BB/Ba	23	20
B	18	17
CCC/Caa	7	7
CC/Ca	10	8
C	—	4
N/R	4	12

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes Common Stocks, Warrants, Short-Term Securities, Options Purchased and Options Written.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

TRUST SUMMARY	13

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, BGT may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 7.0%
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (3 mo. LIBOR US + 2.15%), 4.12%, 10/21/28(a)(b)	USD	500	$490,314
Allegro CLO VI Ltd., Series 2017-2A(a)(b):
Class B, (3 mo. LIBOR US + 1.50%), 3.50%, 01/17/31		360	351,443
Class C, (3 mo. LIBOR US + 1.80%), 3.80%, 01/17/31		2,400	2,270,231
ALM VI Ltd., Series 2012-6A, Class BR3, (3 mo. LIBOR US + 1.75%), 3.75%, 07/15/26(a)(b)		1,500	1,469,160
ALM VII R Ltd., Series 2013-7R2A(a)(b):
Class A2R2, (3 mo. LIBOR US + 1.65%), 3.64%, 10/15/27		750	743,635
Class BR2, (3 mo. LIBOR US + 2.20%), 4.19%, 10/15/27		400	392,479
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A(a)(b):
Class BR2, (3 mo. LIBOR US + 1.90%), 3.90%, 07/15/27		1,000	982,727
Class CR2, (3 mo. LIBOR US + 2.70%), 4.70%, 07/15/27		1,000	967,485
AMMC CLO Ltd., Series 2018-22A, Class D, (3 mo. LIBOR US + 2.70%), 4.64%, 04/25/31(a)(b)		1,000	927,708
Anchorage Capital CLO Ltd.(a)(b):
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.15%), 4.14%, 10/13/30		1,000	978,400
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.85%), 3.79%, 01/28/31		1,000	951,584
Series 2014-3RA, Class D, (3 mo. LIBOR US + 2.60%), 4.54%, 01/28/31		1,000	906,233
Series 2015-7A, Class CR, (3 mo. LIBOR US + 1.70%), 3.70%, 10/15/27		1,750	1,717,542
Apidos CLO XV, Series 2013-15A, Class DRR, (3 mo. LIBOR US + 2.70%), 4.67%, 04/20/31(a)(b)		1,000	907,948
Apidos CLO XX, Series 2015-20A, Class BRR, (3 mo. LIBOR US + 1.95%), 3.95%, 07/16/31(a)(b)		1,000	960,781
Ares XLIX CLO Ltd., Series 2018-49A, Class D, (3 mo. LIBOR US + 3.00%), 4.95%, 07/22/30(a)(b)		1,000	946,100
Ares XLVII CLO Ltd.(a)(b):
Series 2018-47A, Class D, (3 mo. LIBOR US + 2.70%), 4.70%, 04/15/30		1,500	1,387,858
Series 2018-48A, Class C, (3 mo. LIBOR US + 1.80%), 3.77%, 07/20/30		500	475,658
Ares XXXVII CLO Ltd., Series 2015-4A(a)(b):
Class A3R, (3 mo. LIBOR US + 1.50%), 3.50%, 10/15/30		1,000	980,882
Class BR, (3 mo. LIBOR US + 1.80%), 3.80%, 10/15/30		1,750	1,675,130
Ares XXXVR CLO Ltd., Series 2015-35RA, Class D, (3 mo. LIBOR US + 3.00%), 5.00%, 07/15/30(a)(b)		1,000	948,023
Atlas Senior Loan Fund VII Ltd., Series 2016-7A(a)(b):
Class A1R, (3 mo. LIBOR US + 1.28%), 3.41%, 11/27/31		2,000	1,988,187
Class B1R, (3 mo. LIBOR US + 1.80%), 3.93%, 11/27/31		550	542,859
Atlas Senior Loan Fund X Ltd., Series 2018-10A(a)(b):
Class B, (3 mo. LIBOR US + 1.50%), 3.50%, 01/15/31		500	487,301
Class C, (3 mo. LIBOR US + 1.85%), 3.85%, 01/15/31		1,000	950,737
Class D, (3 mo. LIBOR US + 2.75%), 4.75%, 01/15/31		1,700	1,529,565
Atlas Senior Loan Fund XII Ltd., Series 2018-12A, Class A1, (3 mo. LIBOR US + 1.18%), 3.12%, 10/24/31(a)(b)		400	395,498

Security	Par (000)		Value

Asset-Backed Securities (continued)
Atrium XV, Series 15A, Class C, (3 mo. LIBOR US + 2.20%), 4.13%, 01/23/31(a)(b)	USD	250	$244,316
Benefit Street Partners CLO XII Ltd., Series 2017-12A(a)(c):
Class B, (3 mo. LIBOR US + 2.00%), 4.00%, 10/15/30		1,000	959,697
Class C, (3 mo. LIBOR US + 3.05%), 5.05%, 10/15/30		2,000	1,859,202
Bowman Park CLO Ltd., Series 2014-1A, Class D2R, (3 mo. LIBOR US + 3.35%), 5.50%, 11/23/25(a)(b)		1,000	1,001,392
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2013-4A, Class DRR, (3 mo. LIBOR US + 2.65%), 4.65%, 01/15/31		1,000	852,923
Series 2014-5A, Class A1RR, (3 mo. LIBOR US + 1.14%), 3.14%, 07/15/31		2,300	2,289,133
Series 2016-3A, Class C, (3 mo. LIBOR US + 4.00%), 5.97%, 10/20/29		1,000	981,514
Carlyle US CLO Ltd.(a)(b):
Series 2016-4A, Class BR, (3 mo. LIBOR US + 2.10%), 4.07%, 10/20/27		250	245,619
Series 2017-2A, Class C, (3 mo. LIBOR US + 3.70%), 5.67%, 07/20/31		500	475,385
Cedar Funding VI CLO Ltd., Series 2016-6A, Class BR, (3 mo. LIBOR US + 1.60%), 3.57%, 10/20/28(a)(b)		250	246,283
Cent CLO Ltd., Series C17A, Class BR, (3 mo. LIBOR US + 1.85%), 3.79%, 04/30/31(a)(b)		1,000	956,674
CIFC Funding Ltd.(a):
(3 mo. LIBOR US + 2.65%), 4.65%, 04/18/31(c)		1,200	1,111,744
Series 2013-2A, Class A3LR, (3 mo. LIBOR US + 1.95%), 3.95%, 10/18/30(b)		1,000	952,046
Series 2013-2A, Class B1LR, (3 mo. LIBOR US + 3.05%), 5.05%, 10/18/30(b)		1,000	922,051
Series 2014-4RA, Class A2, (3 mo. LIBOR US + 1.65%), 3.65%, 10/17/30(b)		600	594,151
Series 2014-4RA, Class B, (3 mo. LIBOR US + 2.20%), 4.20%, 10/17/30(b)		400	392,735
Series 2014-4RA, Class C, (3 mo. LIBOR US + 3.20%), 5.20%, 10/17/30(b)		400	383,975
Series 2018-1A, Class C, 3.75%, 04/18/31(c)		1,000	941,171
Elevation CLO Ltd., Series 2017-7A, Class C, (3 mo. LIBOR US + 1.90%), 3.90%, 07/15/30(a)(b)		1,500	1,439,532
Galaxy XX CLO Ltd., Series 2015-20A, Class D1R, (3 mo. LIBOR US + 2.60%), 4.57%, 04/20/31(a)(b)		1,000	910,045
Greenwood Park CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.50%), 4.64%, 04/15/31(a)(c)		1,000	900,362
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class B, (3 mo. LIBOR US + 1.85%), 3.85%, 07/18/31		1,250	1,193,889
Series 4A-2014, Class A2R, (3 mo. LIBOR US + 1.50%), 3.44%, 01/28/30		650	639,109
Series 6A-2015, Class BR, (3 mo. LIBOR US + 1.75%), 4.04%, 02/05/31		1,500	1,416,336
Series 7A-2015, Class CR, (3 mo. LIBOR US + 1.70%), 3.86%, 03/15/27		2,000	1,949,201
Series 7A-2015, Class DR, (3 mo. LIBOR US + 2.40%), 4.56%, 03/15/27		1,000	971,973
Limerock CLO III LLC, Series 2014-3A, Class C, (3 mo. LIBOR US + 3.60%), 5.57%, 10/20/26(a)(b)		1,000	965,557
Long Point Park CLO Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 1.70%), 3.70%, 01/17/30(a)(b)		1,000	958,681
Madison Park Funding XIII Ltd., Series 2014-13A, Class CR2, (3 mo. LIBOR US + 1.90%), 3.87%, 04/19/30(a)(b)		1,000	971,663

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) October 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 4.14%, 01/27/26(a)(b)	USD	2,000	$1,988,935
Madison Park Funding XXVII Ltd., Series 2018-27A(a)(b):
Class B, (3 mo. LIBOR US + 1.80%), 3.77%, 04/20/30		1,000	951,176
Class C, (3 mo. LIBOR US + 2.60%), 4.57%, 04/20/30		1,000	922,453
Madison Park Funding XXX Ltd., Series 2018-30A, Class D, (3 mo. LIBOR US + 2.50%), 4.50%, 04/15/29(a)(b)		1,000	927,467
Marble Point CLO XI Ltd., Series 2017-2A, Class B, (3 mo. LIBOR US + 1.50%), 3.50%, 12/18/30(a)(b)		1,000	973,715
MP CLO III Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 2.00%), 3.97%, 10/20/30(a)(b)		1,000	947,661
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class CR, (3 mo. LIBOR US + 2.05%), 4.05%, 10/15/29(a)(b)		1,000	954,785
Neuberger Berman CLO XXI Ltd., Series 2016-21A(a)(b):
Class CR, (3 mo. LIBOR US + 1.60%), 3.57%, 04/20/27		1,000	953,331
Class DR, (3 mo. LIBOR US + 2.40%), 4.37%, 04/20/27		1,000	972,361
Neuberger Berman CLO XXII Ltd., Series 2016-22A(a)(b):
Class BR, (3 mo. LIBOR US + 1.65%), 3.65%, 10/17/30		400	396,789
Class CR, (3 mo. LIBOR US + 2.20%), 4.20%, 10/17/30		1,000	971,803
Neuberger Berman Loan Advisers CLO Ltd.(a)(b):
Series 2017-26A, Class A, (3 mo. LIBOR US + 1.17%), 3.17%, 10/18/30		2,000	1,993,810
Series 2017-26A, Class B, (3 mo. LIBOR US + 1.50%), 3.50%, 10/18/30		1,000	980,493
Series 2017-26A, Class C, (3 mo. LIBOR US + 1.75%), 3.75%, 10/18/30		1,500	1,429,165
Series 2018-27A, Class D, (3 mo. LIBOR US + 2.60%), 4.60%, 01/15/30		1,000	902,841
Oak Hill Credit Partners X-R Ltd., Series 2014-10RA, Class C, (3 mo. LIBOR US + 2.20%), 4.17%, 12/12/30(a)(b)		300	288,228
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class DR, (3 mo. LIBOR US + 2.90%), 4.83%, 07/23/30(a)(b)		600	548,154
OCP CLO Ltd.(a):
Series 2016-11A, Class BR, (3 mo. LIBOR US + 2.45%), 4.39%, 10/26/30(b)		1,500	1,469,036
Series 2016-12A, Class BR, (3 mo. LIBOR US + 2.20%), 4.20%, 10/18/28(c)		1,000	975,190
Series 2017-14A, Class B, (3 mo. LIBOR US + 1.95%), 4.09%, 11/20/30(b)		1,000	962,682
Octagon Investment Partners Ltd.(a)(b):
Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.85%), 4.85%, 07/15/30		500	453,609
Series 2017-1A, Class B1, (3 mo. LIBOR US + 1.40%), 3.37%, 01/20/30		1,000	974,866
Series 2017-1A, Class C, (3 mo. LIBOR US + 2.75%), 4.72%, 01/20/31		1,000	916,228
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class A1AR, (3 mo. LIBOR US + 1.17%), 3.17%, 07/15/29(a)(c)		1,000	999,172
Octagon Investment Partners XVII Ltd., Series 2013-1A(a)(b):
Class BR2, (3 mo. LIBOR US + 1.40%), 3.34%, 01/25/31		1,000	974,448
Class CR2, (3 mo. LIBOR US + 1.70%), 3.64%, 01/25/31		1,000	933,076

Security	Par (000)		Value

Asset-Backed Securities (continued)
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, (3 mo. LIBOR US + 1.90%), 3.85%, 01/22/30(a)(b)	USD	900	$851,008
OZLM Funding IV Ltd., Series 2013-4A, Class BR, (3 mo. LIBOR US + 2.20%), 4.15%, 10/22/30(a)(b)		1,000	962,051
OZLM VI Ltd., Series 2014-6A, Class CS, (3 mo. LIBOR US + 3.13%), 5.13%, 04/17/31(a)(b)		500	462,168
OZLM XIX Ltd., Series 2017-19A, Class C, (3 mo. LIBOR US + 3.10%), 5.09%, 11/22/30(a)(b)		1,000	930,698
OZLM XXI Ltd., Series 2017-21A, Class B, (3 mo. LIBOR US + 1.90%), 3.87%, 01/20/31(a)(b)		1,800	1,723,394
Palmer Square CLO Ltd.(a):
Series 2013-2A, Class A2RR, (3 mo. LIBOR US + 1.75%), 4.05%, 10/17/31(b)		650	642,806
Series 2013-2A, Class BRR, (3 mo. LIBOR US + 2.20%), 4.50%, 10/17/31(b)		750	723,687
Series 2013-2A, Class CRR, (3 mo. LIBOR US + 3.20%), 5.50%, 10/17/31(b)		250	238,774
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.45%), 3.45%, 04/18/31(c)		1,500	1,460,090
Series 2019-1A, Class C, (3 mo. LIBOR US + 3.75%), 5.68%, 11/14/32(b)(d)		1,000	1,000,000
Park Avenue Institutional Advisers CLO Ltd., Series 2019-1A, Class C, (3 mo. LIBOR US + 3.88%), 6.41%, 05/15/32(a)(b)		1,500	1,438,202
Recette CLO Ltd., Series 2015-1A(a)(b):
Class CR, (3 mo. LIBOR US + 1.70%), 3.67%, 10/20/27		1,500	1,484,184
Class DR, (3 mo. LIBOR US + 2.75%), 4.72%, 10/20/27		1,000	989,164
Regatta VII Funding Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.75%), 4.91%, 12/20/28(a)(b)		500	468,503
Rockford Tower CLO Ltd., Series 2017-3A(a)(b):
Class A, (3 mo. LIBOR US + 1.19%), 3.16%, 10/20/30		2,000	1,995,243
Class D, (3 mo. LIBOR US + 2.65%), 4.62%, 10/20/30		1,000	913,927
Sound Point CLO XXI Ltd., Series 2018-3A, Class A1A, (3 mo. LIBOR US + 1.18%), 3.12%, 10/26/31(a)(b)		1,400	1,382,899
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.60%), 4.60%, 01/15/30(a)(b)		1,500	1,368,750
Tiaa CLO III Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.15%), 3.15%, 01/16/31(a)(b)		2,500	2,473,190
Voya CLO Ltd., Series 2018-1A, Class C, (3 mo. LIBOR US + 2.60%), 4.57%, 04/19/31(a)(b)		1,000	905,097
York CLO Ltd.(a)(b):
Series 2014-1A, Class ARR, (3 mo. LIBOR US + 1.12%), 3.07%, 10/22/29		2,000	1,986,863
Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.85%), 3.80%, 01/22/31		1,500	1,431,382
Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.60%), 4.55%, 01/22/31		1,800	1,623,970

Total Asset-Backed Securities — 7.0% (Cost — $112,899,332)			108,269,351

Corporate Bonds — 101.3%

Aerospace & Defense — 2.4%
Arconic, Inc.:
5.40%, 04/15/21		46	47,457
5.13%, 10/01/24		2,411	2,585,798
BBA US Holdings, Inc.(a):
5.38%, 05/01/26		672	702,240
4.00%, 03/01/28		945	937,913

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Aerospace & Defense (continued)
Bombardier, Inc.(a):
8.75%, 12/01/21	USD	1,601	$1,695,059
5.75%, 03/15/22		280	274,400
6.00%, 10/15/22		5	4,875
6.13%, 01/15/23		52	50,570
7.50%, 12/01/24		166	160,916
7.50%, 03/15/25		771	736,613
7.88%, 04/15/27		3,111	2,932,117
Level 3 Financing, Inc., 4.63%, 09/15/27(a)		507	515,873
TransDigm UK Holdings PLC, 6.88%, 05/15/26		599	637,935
TransDigm, Inc.:
6.00%, 07/15/22		1,904	1,936,368
6.25%, 03/15/26(a)		15,004	16,073,035
5.50%, 11/15/27(a)(e)		3,259	3,248,213
Triumph Group, Inc., 6.25%, 09/15/24(a)		859	901,950
United Technologies Corp., 4.63%, 11/16/48		2,805	3,540,431

			36,981,763

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(a)		43	46,548

Airlines — 0.8%
American Airlines Group, Inc.:
4.63%, 03/01/20(a)		692	695,460
5.18%, 08/15/23(d)		2,406	2,448,282
5.18%, 10/15/23(d)		2,332	2,372,447
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1, 6.72%, 01/02/23		2,391	2,533,916
Turkish Airlines Pass-Through Trust, Series 2015-1 Class A, 4.20%, 03/15/27(a)		2,228	2,062,042
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 04/11/22(f)		2,477	2,557,662

			12,669,809

Auto Components — 0.7%
Allison Transmission, Inc.(a):
5.00%, 10/01/24		68	69,615
5.88%, 06/01/29		803	865,233
Goodyear Tire & Rubber Co., 5.00%, 05/31/26		535	553,056
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.(a):
6.25%, 05/15/26		3,726	3,939,127
8.50%, 05/15/27		4,190	4,221,425
Tesla, Inc., 5.30%, 08/15/25(a)		384	362,880

			10,011,336

Automobiles — 0.7%
Ford Motor Co., 7.45%, 07/16/31(f)		3,660	4,255,078
General Motors Co.:
4.88%, 10/02/23		1,875	2,013,970
6.25%, 10/02/43		940	1,050,262
5.95%, 04/01/49		3,455	3,800,748

			11,120,058

Banks — 5.8%
Barclays PLC:
4.84%, 05/09/28		4,000	4,270,633
(3 mo. LIBOR US + 1.90%), 4.97%, 05/16/29(f)(g)		3,220	3,627,317
CIT Bank NA (Secured Overnight Financing Rate + 1.72%), 2.97%, 09/27/25(g)		795	801,459
CIT Group, Inc., 5.00%, 08/01/23		370	398,675
Cooperatieve Rabobank UA, 3.95%, 11/09/22(f)		3,775	3,940,349
Credit Suisse Group AG, 6.50%, 08/08/23(a)(f)		6,000	6,667,500
Discover Bank/Greenwood, 8.70%, 11/18/19		748	749,849
Fifth Third Bancorp (3 mo. LIBOR US + 3.03%), 5.10%(g)(h)		5,000	5,075,000
HSBC Finance Corp., 6.68%, 01/15/21		5,150	5,386,706

Security	Par (000)		Value

Banks (continued)
Intesa Sanpaolo SpA, 5.71%, 01/15/26(a)	USD	9,840	$10,548,522
Lloyds Banking Group PLC(f):
4.45%, 05/08/25		3,665	4,001,743
4.65%, 03/24/26		8,650	9,348,014
RBC USA Holdco Corp., 5.25%, 09/15/20		2,900	2,986,732
Santander Holdings USA, Inc., 4.40%, 07/13/27		830	893,406
SunTrust Banks, Inc. (3 mo. LIBOR US + 3.10%), 5.05%(g)(h)		5,270	5,362,225
Wells Fargo & Co.(f):
4.13%, 08/15/23		4,000	4,250,787
4.10%, 06/03/26		15,000	16,139,873
5.61%, 01/15/44		4,119	5,392,569

			89,841,359

Beverages — 1.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46		6,170	7,401,303
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49		5,000	6,603,039
Keurig Dr. Pepper, Inc., 4.60%, 05/25/28		3,215	3,645,062

			17,649,404

Biotechnology — 1.0%
Amgen, Inc., 4.66%, 06/15/51(f)		6,709	7,843,615
Baxalta, Inc., 5.25%, 06/23/45(f)		6,000	7,744,448

			15,588,063

Building Products — 0.2%
Masonite International Corp.(a):
5.75%, 09/15/26		282	299,272
5.38%, 02/01/28		271	286,583
Standard Industries, Inc.(a):
5.50%, 02/15/23		335	342,437
5.38%, 11/15/24		410	421,808
6.00%, 10/15/25		1,965	2,063,250

			3,413,350

Capital Markets — 1.5%
Goldman Sachs Group, Inc.:
5.25%, 07/27/21		1,175	1,238,613
5.75%, 01/24/22(f)		5,500	5,926,844
Morgan Stanley, 5.00%, 11/24/25(f)		15,000	16,862,047

			24,027,504

Chemicals — 2.0%
Axalta Coating Systems LLC, 4.88%, 08/15/24(a)		715	738,238
Chemours Co., 6.63%, 05/15/23		569	565,973
Dow Chemical Co., 5.55%, 11/30/48(a)		4,820	5,895,950
DuPont de Nemours, Inc., 5.42%, 11/15/48		7,500	9,331,787
Element Solutions, Inc., 5.88%, 12/01/25(a)		2,722	2,841,516
GCP Applied Technologies, Inc., 5.50%, 04/15/26(a)		299	306,475
LYB Finance Co. BV, 8.10%, 03/15/27(a)(f)		6,000	7,765,180
NOVA Chemicals Corp., 4.88%, 06/01/24(a)		240	243,600
PQ Corp., 6.75%, 11/15/22(a)		935	965,387
WR Grace & Co-Conn, 5.63%, 10/01/24(a)		1,660	1,792,800

			30,446,906

Commercial Services & Supplies — 3.2%
ADT Security Corp.:
3.50%, 07/15/22		32	32,074
4.13%, 06/15/23		251	254,451
4.88%, 07/15/32(a)		1,140	986,442
Allied Universal Holdco LLC/Allied Universal Finance Corp.(a):
6.63%, 07/15/26		2,776	2,963,380
9.75%, 07/15/27		228	238,260

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Services & Supplies (continued)
Aviation Capital Group LLC(a):
7.13%, 10/15/20(f)	USD	31,000	$32,390,472
6.75%, 04/06/21		7,850	8,316,274
Core & Main LP, 6.13%, 08/15/25(a)		1,215	1,234,744
GFL Environmental, Inc., 8.50%, 05/01/27(a)		979	1,076,900
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		446	465,513
United Rentals North America, Inc.:
4.63%, 10/15/25		646	660,535
4.88%, 01/15/28		877	905,502

			49,524,547

Communications Equipment — 0.4%
CommScope, Inc.(a):
5.50%, 03/01/24		2,000	2,027,000
6.00%, 03/01/26		654	671,985
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(a)		351	369,428
ViaSat, Inc., 5.63%, 04/15/27(a)		1,250	1,316,812
Zayo Group LLC/Zayo Capital, Inc.:
6.38%, 05/15/25		750	771,000
5.75%, 01/15/27(a)		1,479	1,503,226

			6,659,451

Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 8.50%, 07/15/25(a)		814	789,580
SRS Distribution, Inc., 8.25%, 07/01/26(a)		429	429,000

			1,218,580

Construction Materials — 0.6%
American Builders & Contractors Supply Co., Inc.(a):
5.75%, 12/15/23		371	381,574
5.88%, 05/15/26		101	106,080
4.00%, 01/15/28		864	861,840
Core & Main Holdings LP, (8.625% Cash or 9.38% PIK), 8.63%, 09/15/24(a)(i)		1,085	1,079,575
HD Supply, Inc., 5.38%, 10/15/26(a)		4,350	4,600,125
Performance Food Group, Inc., 5.50%, 10/15/27(a)		640	676,800
Williams Scotsman International, Inc., 6.88%, 08/15/23(a)		951	998,550

			8,704,544

Consumer Discretionary — 0.1%
Viking Cruises Ltd., 5.88%, 09/15/27(a)		2,159	2,293,937

Consumer Finance — 1.6%
Ally Financial, Inc.:
5.13%, 09/30/24(f)		273	300,164
8.00%, 11/01/31		4,237	5,894,726
Capital One Bank USA NA, 3.38%, 02/15/23		2,000	2,060,604
Discover Financial Services, 3.85%, 11/21/22		3,252	3,406,535
Navient Corp.:
6.63%, 07/26/21		461	486,931
7.25%, 09/25/23		498	544,055
6.13%, 03/25/24		59	61,673
Refinitiv US Holdings, Inc.(a):
6.25%, 05/15/26		3,324	3,610,695
8.25%, 11/15/26		1,389	1,559,152
Springleaf Finance Corp.:
7.13%, 03/15/26		1,231	1,403,340
6.63%, 01/15/28		506	560,395
Total System Services, Inc., 3.80%, 04/01/21		1,630	1,664,422
Verscend Escrow Corp., 9.75%, 08/15/26(a)		2,484	2,642,355

			24,195,047

Security	Par (000)		Value

Containers & Packaging — 0.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a):
4.63%, 05/15/23	USD	760	$778,050
4.13%, 08/15/26(f)		605	611,625
Berry Global, Inc., 4.88%, 07/15/26(a)		1,014	1,065,968
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		724	755,675
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26(f)		947	993,687
Greif, Inc., 6.50%, 03/01/27(a)		207	222,525
LABL Escrow Issuer LLC, 6.75%, 07/15/26(a)		742	767,970
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
6.88%, 02/15/21		36	36,432
5.13%, 07/15/23(a)		317	325,226
7.00%, 07/15/24(a)		1,455	1,505,925
Sealed Air Corp., 6.88%, 07/15/33(a)		182	212,030
Trivium Packaging Finance BV(a):
5.50%, 08/15/26		2,495	2,613,512
8.50%, 08/15/27		2,517	2,683,751

			12,572,376

Diversified Consumer Services — 0.3%
APX Group, Inc., 8.75%, 12/01/20		493	485,605
Ascend Learning LLC, 6.88%, 08/01/25(a)		1,611	1,682,543
Prime Security Services Borrower LLC/Prime Finance, Inc.(a):
5.25%, 04/15/24		520	532,350
5.75%, 04/15/26		1,168	1,196,850
Service Corp. International, 5.13%, 06/01/29		468	498,420
ServiceMaster Co. LLC, 5.13%, 11/15/24(a)		137	141,795

			4,537,563

Diversified Financial Services — 5.9%
Bank of America Corp.(f):
5.00%, 05/13/21		17,100	17,890,807
4.45%, 03/03/26		11,765	12,847,616
BNP Paribas SA (5 year USD Swap + 1.48%), 4.38%, 03/01/33(a)(g)		4,000	4,250,186
Citigroup, Inc., 6.68%, 09/13/43(f)		4,125	5,985,920
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(a)		516	539,220
Ford Motor Credit Co. LLC, 5.88%, 08/02/21(f)		9,420	9,882,675
General Motors Financial Co., Inc.:
4.38%, 09/25/21(f)		2,260	2,342,678
4.25%, 05/15/23		1,681	1,757,809
4.35%, 01/17/27(f)		4,710	4,860,053
Jefferies Financial Group, Inc., 5.50%, 10/18/23		4,000	4,372,787
Macquarie Group Ltd. (3 mo. LIBOR US + 1.33%), 4.15%, 03/27/24(a)(g)		4,000	4,221,189
Murphy Oil USA, Inc., 4.75%, 09/15/29		383	399,756
Resparcs Funding LP I, 8.00%(h)(j)(k)		4,000	705,776
Royal Bank of Scotland Group PLC:
6.10%, 06/10/23		2,500	2,753,753
6.00%, 12/19/23		10,080	11,193,706
5.13%, 05/28/24		5,250	5,663,305
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(a)		2,164	2,226,215

			91,893,451

Diversified Telecommunication Services — 6.2%
AT&T, Inc.:
6.30%, 01/15/38(f)		12,000	15,592,433
5.15%, 03/15/42		250	290,445

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
4.65%, 06/01/44	USD	28	$30,457
4.35%, 06/15/45		367	388,723
4.85%, 07/15/45		97	109,855
CenturyLink, Inc.:
5.63%, 04/01/25(f)		1,909	2,011,800
Series P, 7.60%, 09/15/39		164	166,870
Series S, 6.45%, 06/15/21		1,176	1,237,740
Series U, 7.65%, 03/15/42		683	693,245
Series Y, 7.50%, 04/01/24(f)		945	1,072,575
Embarq Corp., 8.00%, 06/01/36		502	496,980
Frontier Communications Corp.(a):
8.50%, 04/01/26		711	712,777
8.00%, 04/01/27		3,736	3,922,800
Level 3 Financing, Inc.:
5.38%, 08/15/22		1,761	1,767,604
5.13%, 05/01/23		1,183	1,197,787
5.38%, 05/01/25		614	634,723
5.25%, 03/15/26		137	142,994
Telecom Italia Capital SA:
6.38%, 11/15/33		64	70,541
6.00%, 09/30/34		674	719,495
7.20%, 07/18/36		45	52,650
7.72%, 06/04/38		136	166,600
Telecom Italia SpA, 5.30%, 05/30/24(a)		1,662	1,778,340
Telefonica Emisiones SAU, 5.21%, 03/08/47		6,000	6,977,680
Verizon Communications, Inc.(f):
5.15%, 09/15/23		8,775	9,800,624
6.40%, 09/15/33		9,475	12,859,045
6.55%, 09/15/43		13,225	19,697,829
5.01%, 04/15/49		10,578	13,658,617

			96,251,229

Electric Utilities — 4.6%
CMS Energy Corp., 5.05%, 03/15/22		9,900	10,499,251
Duke Energy Corp., 3.55%, 09/15/21(f)		3,650	3,743,583
Emera, Inc., Series 16-A, (3 mo. LIBOR US + 5.44%), 6.75%, 06/15/76(g)		7,500	8,433,450
Evergy, Inc., 5.29%, 06/15/22(f)(l)		5,550	5,934,295
Midland Cogeneration Venture LP, 5.25%, 03/15/25(a)(f)		2,940	2,942,556
NextEra Energy Capital Holdings, Inc. (3 mo. LIBOR US + 2.41%), 4.80%, 12/01/77(g)		5,000	5,146,500
NextEra Energy Operating Partners LP(a):
4.25%, 07/15/24		1,215	1,248,048
4.25%, 09/15/24		290	301,600
4.50%, 09/15/27		474	483,480
Oncor Electric Delivery Co. LLC:
4.10%, 06/01/22(f)		4,150	4,355,757
5.30%, 06/01/42		2,750	3,655,582
Progress Energy, Inc., 7.00%, 10/30/31(f)		12,000	16,582,927
Puget Energy, Inc.:
6.00%, 09/01/21		275	293,441
5.63%, 07/15/22(f)		5,550	5,956,850
TerraForm Power Operating LLC(a):
4.25%, 01/31/23		470	484,100
5.00%, 01/31/28		470	495,709
4.75%, 01/15/30		768	793,920

			71,351,049

Electronic Equipment, Instruments & Components — 0.2%
CDW LLC/CDW Finance Corp.:
5.50%, 12/01/24		2,653	2,952,948
4.25%, 04/01/28		308	318,811

			3,271,759

Security	Par (000)		Value

Energy Equipment & Services — 0.7%
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27(a)	USD	231	$238,484
Halliburton Co., 5.00%, 11/15/45(f)		6,615	7,291,372
Transocean, Inc.(a):
9.00%, 07/15/23		2,039	2,077,231
7.50%, 01/15/26		497	442,330
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		707	714,070
6.88%, 09/01/27(a)		815	815,000

			11,578,487

Environmental, Maintenance, & Security Service — 0.1%
GFL Environmental, Inc., 7.00%, 06/01/26(a)		743	787,580
Waste Pro USA, Inc., 5.50%, 02/15/26(a)		303	312,848

			1,100,428

Equity Real Estate Investment Trusts (REITs) — 1.9%
American Tower Corp.:
5.90%, 11/01/21(f)		3,770	4,047,286
3.60%, 01/15/28		4,000	4,206,871
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(a)		383	399,756
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)		183	172,966
Host Hotels & Resorts LP, 3.75%, 10/15/23(f)		3,600	3,754,844
Iron Mountain, Inc., 4.88%, 09/15/27(a)		1,016	1,050,290
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		186	201,109
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		4,627	5,095,484
4.50%, 09/01/26		2,600	2,762,500
4.50%, 01/15/28		545	570,888
MPT Operating Partnership LP/MPT Finance Corp.:
5.00%, 10/15/27		1,948	2,050,270
4.63%, 08/01/29		1,047	1,092,168
SBA Communications Corp., 4.88%, 09/01/24		2,995	3,111,056
Starwood Property Trust, Inc., 5.00%, 12/15/21		627	648,945

			29,164,433

Food & Staples Retailing — 1.0%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24		425	445,719
5.75%, 03/15/25		307	317,653
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC, 5.88%, 02/15/28(a)		1,000	1,067,500
General Mills, Inc., 4.20%, 04/17/28		620	695,871
Kraft Heinz Foods Co., 7.13%, 08/01/39(a)		4,415	5,684,629
Post Holdings, Inc., 5.50%, 12/15/29(a)		391	412,192
Walmart, Inc., 5.25%, 09/01/35(f)		5,150	6,789,936

			15,413,500

Food Products — 0.8%
1011778 BC ULC/New Red Finance, Inc., 3.88%, 01/15/28(a)		987	992,231
Aramark Services, Inc., 5.00%, 02/01/28(a)		228	238,260
Darling Ingredients, Inc., 5.25%, 04/15/27(a)		569	597,450
JBS USA LUX SA/JBS USA Finance, Inc.(a):
5.88%, 07/15/24		537	555,790
5.75%, 06/15/25		2,093	2,180,644
6.75%, 02/15/28		699	771,084
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(a):
6.50%, 04/15/29		2,222	2,472,042
5.50%, 01/15/30		1,398	1,504,597

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) October 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food Products (continued)
Kraft Heinz Foods Co., 4.38%, 06/01/46	USD	2,475	$2,418,164
Post Holdings, Inc., 5.63%, 01/15/28(a)		428	457,960
Simmons Foods, Inc., 7.75%, 01/15/24(a)		395	427,094

			12,615,316

Health Care Equipment & Supplies — 0.6%
Avantor, Inc.(a):
6.00%, 10/01/24		6,180	6,605,678
9.00%, 10/01/25		1,616	1,805,395
Hologic, Inc.(a):
4.38%, 10/15/25		209	214,127
4.63%, 02/01/28		226	236,453
Medtronic, Inc., 4.63%, 03/15/45(f)		647	830,912

			9,692,565

Health Care Providers & Services — 4.1%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22		191	192,671
Aetna, Inc., 3.88%, 08/15/47		3,500	3,389,404
AHP Health Partners, Inc., 9.75%, 07/15/26(a)		402	433,155
Anthem, Inc., 4.55%, 03/01/48		5,000	5,495,657
Centene Corp.:
6.13%, 02/15/24		1,370	1,424,375
5.38%, 06/01/26(a)		2,322	2,457,837
CHS/Community Health Systems, Inc.(a):
8.63%, 01/15/24		1,392	1,416,360
8.00%, 03/15/26(f)		1,151	1,125,102
Encompass Health Corp., 5.75%, 11/01/24		372	376,185
Envision Healthcare Crop., 8.75%, 10/15/26(a)		613	352,475
HCA, Inc.:
7.50%, 02/15/22		2,214	2,456,433
5.38%, 02/01/25		1,108	1,217,415
5.38%, 09/01/26		665	724,850
5.63%, 09/01/28		2,084	2,341,895
5.88%, 02/01/29		1,245	1,411,519
5.25%, 06/15/49		3,500	3,873,205
MEDNAX, Inc.(a):
5.25%, 12/01/23		323	327,038
6.25%, 01/15/27		1,749	1,731,510
Molina Healthcare, Inc., 5.38%, 11/15/22		395	416,725
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(a)		1,201	1,110,985
NVA Holdings, Inc., 6.88%, 04/01/26(a)		439	470,827
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(a)(i)		1,435	1,201,534
Regional Care Hospital Partners Holdings, Inc., 8.25%, 05/01/23(a)		1,977	2,110,447
Surgery Center Holdings, Inc., 10.00%, 04/15/27(a)		444	449,550
Tenet Healthcare Corp.:
8.13%, 04/01/22		2,108	2,279,380
4.63%, 07/15/24		1,145	1,179,350
4.63%, 09/01/24(a)		882	904,579
4.88%, 01/01/26(a)		3,422	3,541,770
6.25%, 02/01/27(a)		945	1,001,313
5.13%, 11/01/27(a)		2,342	2,435,680
UnitedHealth Group, Inc., 6.88%, 02/15/38(f)		10,000	14,841,753
WellCare Health Plans, Inc.:
5.25%, 04/01/25		776	812,132
5.38%, 08/15/26(a)		757	805,259

			64,308,370

Health Care Technology — 0.2%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(a)		650	665,080
IQVIA, Inc.(a):
5.00%, 10/15/26		554	584,470
5.00%, 05/15/27		1,192	1,263,520

			2,513,070

Security	Par (000)		Value

Hotels, Restaurants & Leisure — 2.3%
1011778 BC ULC/New Red Finance, Inc.(a):
4.25%, 05/15/24	USD	943	$967,754
5.00%, 10/15/25		2,019	2,069,475
Boyd Gaming Corp., 6.00%, 08/15/26		330	348,975
Cedar Fair LP, 5.25%, 07/15/29(a)		710	761,475
Churchill Downs, Inc.(a):
5.50%, 04/01/27		2,042	2,164,520
4.75%, 01/15/28		520	538,200
Eldorado Resorts, Inc., 6.00%, 09/15/26		277	303,661
Golden Nugget, Inc., 6.75%, 10/15/24(a)		1,562	1,609,016
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		1,133	1,152,827
5.13%, 05/01/26		1,492	1,566,600
4.88%, 01/15/30(a)		1,979	2,102,687
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		123	130,070
IRB Holding Corp., 6.75%, 02/15/26(a)		156	158,730
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a):
5.00%, 06/01/24		600	622,500
5.25%, 06/01/26		650	687,375
4.75%, 06/01/27		817	852,499
Lions Gate Capital Holdings LLC, 6.38%, 02/01/24(a)		253	241,141
MGM Resorts International:
6.63%, 12/15/21		4,552	4,933,230
7.75%, 03/15/22		1,059	1,183,432
6.00%, 03/15/23		1,335	1,472,265
5.75%, 06/15/25		200	221,750
Sabre GLBL, Inc.(a):
5.38%, 04/15/23		594	609,593
5.25%, 11/15/23		434	444,850
Scientific Games International, Inc.(a):
5.00%, 10/15/25		1,300	1,339,000
8.25%, 03/15/26		3,430	3,627,225
Six Flags Entertainment Corp., 4.88%, 07/31/24(a)		289	298,393
Station Casinos LLC, 5.00%, 10/01/25(a)		662	671,102
Wyndham Destinations, Inc.:
5.40%, 04/01/24		883	935,980
5.75%, 04/01/27		308	336,490
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)		453	477,915
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(a)		541	563,993
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(a)		934	976,030
Yum! Brands, Inc., 4.75%, 01/15/30(a)		918	962,752

			35,331,505

Household Durables — 0.8%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 07/01/22(a)		1,314	1,335,353
Lennar Corp.:
2.95%, 11/29/20		520	520,650
8.38%, 01/15/21		3,015	3,210,975
4.75%, 11/15/22		1,805	1,899,762
4.88%, 12/15/23		466	498,620
5.25%, 06/01/26		890	979,000
Newell Brands, Inc.:
4.00%, 12/01/24		3,000	3,097,476
4.20%, 04/01/26		955	998,117

			12,539,953

Household Products — 0.2%
Energizer Holdings, Inc.(a):
6.38%, 07/15/26		222	236,719
7.75%, 01/15/27(f)		595	658,962

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Household Products (continued)
Spectrum Brands, Inc.:
6.63%, 11/15/22	USD	555	$560,550
6.13%, 12/15/24		231	238,796
5.75%, 07/15/25		1,002	1,044,585

			2,739,612

Independent Power and Renewable Electricity Producers — 0.9%
Calpine Corp.:
6.00%, 01/15/22(a)		1,858	1,860,601
5.38%, 01/15/23		2,431	2,470,382
5.88%, 01/15/24(a)		628	641,816
5.75%, 01/15/25		674	691,693
5.25%, 06/01/26(a)		1,371	1,425,840
Clearway Energy Operating LLC:
5.38%, 08/15/24		457	463,284
5.75%, 10/15/25		545	559,306
NRG Energy, Inc.:
6.63%, 01/15/27		3,042	3,296,767
5.75%, 01/15/28		428	463,310
5.25%, 06/15/29(a)		1,384	1,484,340

			13,357,339

Industrial Conglomerates — 0.2%
BWX Technologies, Inc., 5.38%, 07/15/26(a)		862	912,901
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 09/15/24(a)		191	192,910
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.38%, 12/15/25		316	331,800
Icahn Enterprises LP/Icahn Enterprises Finance Corp, 6.25%, 05/15/26		860	911,600
Vertiv Group Corp., 9.25%, 10/15/24(a)		989	932,133

			3,281,344

Insurance — 3.5%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(a)		2,271	2,362,090
American International Group, Inc., 6.40%, 12/15/20(f)		8,710	9,134,829
Aon Corp., 5.00%, 09/30/20(f)		7,700	7,908,223
Aon PLC, 4.25%, 12/12/42		6,500	6,923,328
Global Atlantic Fin Co., 8.63%, 04/15/21(a)		3,400	3,661,482
HUB International Ltd., 7.00%, 05/01/26(a)		1,824	1,876,440
Nationstar Mortgage Holdings, Inc.(a):
8.13%, 07/15/23		552	585,120
9.13%, 07/15/26		262	287,217
Northwestern Mutual Life Insurance Co., 6.06%, 03/30/40(a)(f)		12,000	16,514,630
Progressive Corp., Series B, (3 mo. LIBOR US + 2.54%), 5.38%(g)(h)		5,000	5,223,800

			54,477,159

Interactive Media & Services — 0.8%
Booking Holdings, Inc., 3.55%, 03/15/28		3,375	3,635,710
Equinix, Inc., 5.88%, 01/15/26		1,169	1,241,712
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(a)		695	736,700
Netflix, Inc.:
5.88%, 11/15/28		1,682	1,852,303
5.38%, 11/15/29(a)		1,934	2,035,535
4.88%, 06/15/30(a)		1,185	1,198,035
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)(f)		402	367,830
Uber Technologies, Inc.(a):
7.50%, 11/01/23(f)		588	598,437
7.50%, 09/15/27		811	798,835

			12,465,097

Security	Par (000)		Value

Internet & Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd., 4.20%, 12/06/47	USD	1,470	$1,650,325

IT Services — 0.4%
Banff Merger Sub, Inc., 9.75%, 09/01/26(a)		2,328	2,167,950
Fidelity National Information Services, Inc., 5.00%, 10/15/25		538	614,825
Gartner, Inc., 5.13%, 04/01/25(a)		399	418,431
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(a)		1,734	1,816,417
WEX, Inc., 4.75%, 02/01/23(a)		760	767,608

			5,785,231

Leisure Products — 0.1%
Mattel, Inc., 6.75%, 12/31/25(a)(f)		746	778,638

Machinery — 0.3%
Colfax Corp.(a):
6.00%, 02/15/24		983	1,041,980
6.38%, 02/15/26		517	559,653
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(a)		878	905,437
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(a)		1,464	1,372,500

			3,879,570

Media — 8.3%
Altice Financing SA(a):
6.63%, 02/15/23		834	856,685
7.50%, 05/15/26		2,172	2,307,750
Altice France SA(a):
7.38%, 05/01/26		5,039	5,395,988
8.13%, 02/01/27		485	537,744
Altice Luxembourg SA(a):
7.63%, 02/15/25		447	460,969
10.50%, 05/15/27		1,683	1,903,894
AMC Networks, Inc.:
4.75%, 12/15/22		685	689,281
4.75%, 08/01/25		1,104	1,113,660
CCO Holdings LLC/CCO Holdings Capital Corp.(a):
4.00%, 03/01/23		1,216	1,237,280
5.13%, 05/01/27		4,156	4,379,385
5.00%, 02/01/28		201	210,226
5.38%, 06/01/29		2,616	2,792,580
4.75%, 03/01/30		507	516,988
Charter Communications Operating LLC/Charter Communications Operating Capital:
6.38%, 10/23/35		479	588,922
6.48%, 10/23/45		9,584	11,785,719
5.38%, 05/01/47		1,500	1,647,926
6.83%, 10/23/55		3,540	4,521,964
Cinemark USA, Inc., 5.13%, 12/15/22		349	352,054
Clear Channel Worldwide Holdings, Inc.(a):
9.25%, 02/15/24		2,531	2,784,100
5.13%, 08/15/27		3,834	3,990,926
Comcast Corp., 4.95%, 10/15/58		3,795	4,902,134
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(a)		3,389	3,520,324
Cox Communications, Inc.(a):
8.38%, 03/01/39		5,000	7,438,178
4.60%, 08/15/47		625	682,540
CSC Holdings LLC:
5.38%, 07/15/23(a)		2,432	2,492,751
5.25%, 06/01/24		1,061	1,143,227
7.75%, 07/15/25(a)		4,129	4,428,352
6.63%, 10/15/25(a)		1,072	1,141,680
10.88%, 10/15/25(a)		620	699,645

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) October 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
5.50%, 05/15/26(a)	USD	1,041	$1,096,954
5.38%, 02/01/28(a)		800	846,000
7.50%, 04/01/28 (a)		877	988,817
5.75%, 01/15/30(a)		1,406	1,478,057
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(a)		1,891	1,976,095
Discovery Communications LLC:
3.95%, 03/20/28(f)		8,515	8,967,348
4.88%, 04/01/43		4,000	4,148,351
DISH DBS Corp.:
5.88%, 07/15/22		2,406	2,516,219
5.88%, 11/15/24		164	164,410
Gray Television, Inc., 7.00%, 05/15/27(a)		415	453,906
Hughes Satellite Systems Corp., 5.25%, 08/01/26		391	418,859
iHeartCommunications, Inc.:
6.38%, 05/01/26		370	396,806
5.25%, 08/15/27(a)		755	778,934
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		2	1,870
8.50%, 10/15/24(a)		696	701,359
9.75%, 07/15/25(a)		2,262	2,347,232
Interpublic Group of Cos., Inc.:
3.75%, 02/15/23(f)		6,025	6,302,368
5.40%, 10/01/48		2,215	2,685,283
Lamar Media Corp., 5.75%, 02/01/26		282	299,273
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(a)		800	821,000
Live Nation Entertainment, Inc., 4.75%, 10/15/27(a)		560	583,856
MDC Partners, Inc., 6.50%, 05/01/24(a)		330	315,563
Meredith Corp., 6.88%, 02/01/26		144	148,425
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 02/15/24		126	129,308
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(a)		105	109,725
Sirius XM Radio, Inc.(a):
4.63%, 07/15/24		182	190,190
5.00%, 08/01/27		597	627,596
5.50%, 07/01/29		1,282	1,385,778
TEGNA, Inc., 5.50%, 09/15/24(a)		351	361,858
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(a)		1,000	1,063,500
Time Warner Cable LLC, 6.55%, 05/01/37		3,519	4,269,112
Univision Communications, Inc., 5.13%, 05/15/23(a)		750	750,000
Viacom, Inc., 5.85%, 09/01/43		1,300	1,591,553
Videotron Ltd., 5.13%, 04/15/27(a)		1,099	1,167,687
Virgin Media Secured Finance PLC(a):
5.50%, 08/15/26		487	511,959
5.50%, 05/15/29		904	960,500
Ziggo Bond Co. BV, 6.00%, 01/15/27(a)		955	997,975
Ziggo BV(a):
5.50%, 01/15/27		972	1,025,460
4.88%, 01/15/30		421	428,502

			128,530,560

Metals & Mining — 2.2%
AngloGold Ashanti Holdings PLC, 5.13%, 08/01/22		5,000	5,257,812
Commercial Metals Co., 4.88%, 05/15/23(f)		2,194	2,265,305
Constellium SE:
4.63%, 05/15/21	EUR	327	365,104
6.63%, 03/01/25(a)(f)	USD	609	637,349
5.88%, 02/15/26(a)		1,701	1,773,293
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		500	509,375
3.55%, 03/01/22		221	223,486

Security	Par (000)		Value

Metals & Mining (continued)
3.88%, 03/15/23	USD	6,265	$6,358,975
5.00%, 09/01/27		466	475,903
5.25%, 09/01/29		588	598,466
5.40%, 11/14/34		2,250	2,196,562
5.45%, 03/15/43		4,252	3,954,360
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(a)		817	788,405
Novelis Corp.(a):
6.25%, 08/15/24		2,381	2,494,097
5.88%, 09/30/26		1,876	1,969,988
Southern Copper Corp., 5.88%, 04/23/45		3,870	4,680,523

			34,549,003

Oil, Gas & Consumable Fuels — 14.7%
Aker BP ASA(a):
4.75%, 06/15/24		1,169	1,215,760
5.88%, 03/31/25		570	602,775
Antero Resources Corp., 5.38%, 11/01/21		457	407,873
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(a)		492	465,580
Berry Petroleum Co. LLC, 7.00%, 02/15/26(a)		312	290,160
Callon Petroleum Co., Series WI, 6.38%, 07/01/26		8	7,460
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		258	239,940
8.25%, 07/15/25		817	776,150
Cheniere Energy Partners LP:
5.63%, 10/01/26		596	629,525
4.50%, 10/01/29(a)		1,497	1,525,069
Chesapeake Energy Corp.:
6.63%, 08/15/20		1,182	1,163,915
4.88%, 04/15/22		3,299	2,620,643
5.75%, 03/15/23		205	149,650
7.00%, 10/01/24		584	394,200
CNX Resources Corp., 5.88%, 04/15/22		5,500	5,376,250
Concho Resources, Inc., 4.88%, 10/01/47		3,815	4,325,981
CONSOL Energy, Inc., 11.00%, 11/15/25(a)		318	266,325
Continental Resources, Inc., 4.90%, 06/01/44		3,500	3,452,829
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(a)		569	421,060
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 05/01/27(a)		1,025	1,031,427
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)(f)		2,479	2,423,272
DCP Midstream Operating LP:
5.38%, 07/15/25		120	126,186
5.13%, 05/15/29		48	48,565
6.45%, 11/03/36(a)		247	253,793
6.75%, 09/15/37(a)		1,527	1,591,897
Denbury Resources, Inc.(a):
9.00%, 05/15/21		754	659,750
9.25%, 03/31/22		544	446,080
Devon Energy Corp., 5.85%, 12/15/25		4,000	4,754,953
El Paso Natural Gas Co. LLC, 8.63%, 01/15/22		2,345	2,650,189
Enbridge, Inc. (3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78(g)		5,000	5,377,400
Endeavor Energy Resources LP/EER Finance, Inc.(a):
5.50%, 01/30/26		1,978	2,037,380
5.75%, 01/30/28		369	388,380
Energy Transfer Operating LP:
7.50%, 10/15/20		598	627,456
5.20%, 02/01/22		10,200	10,740,263
4.25%, 03/15/23		553	579,668
5.88%, 01/15/24		3,366	3,737,270
5.50%, 06/01/27		406	455,827
6.13%, 12/15/45		3,579	4,177,940

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
EnLink Midstream LLC, 5.38%, 06/01/29	USD	188	$166,850
EnLink Midstream Partners LP:
4.40%, 04/01/24		613	574,688
4.15%, 06/01/25		66	59,556
4.85%, 07/15/26		70	64,050
5.60%, 04/01/44		399	306,233
5.05%, 04/01/45		334	250,500
5.45%, 06/01/47		112	85,680
Enterprise Products Operating LLC:
4.90%, 05/15/46(f)		5,375	6,204,934
Series E, (3 mo. LIBOR US + 3.03%), 5.25%, 08/16/77(g)		4,800	4,896,000
Extraction Oil & Gas, Inc.(a):
7.38%, 05/15/24		756	309,960
5.63%, 02/01/26		1,546	657,050
Hess Corp., 5.80%, 04/01/47		5,000	5,808,832
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(a)		402	420,593
Indigo Natural Resources LLC, 6.88%, 02/15/26(a)		713	648,830
Kinder Morgan Energy Partners LP:
6.50%, 04/01/20(f)		5,075	5,163,181
6.85%, 02/15/20(f)		12,000	12,156,699
4.25%, 09/01/24		2,170	2,326,153
5.40%, 09/01/44		3,615	4,059,796
Kinder Morgan, Inc.:
7.80%, 08/01/31		197	267,403
7.75%, 01/15/32		4,586	6,314,850
Marathon Petroleum Corp.:
4.75%, 12/15/23		1,230	1,344,501
5.13%, 12/15/26		937	1,070,832
Matador Resources Co., 5.88%, 09/15/26		1,030	987,512
MEG Energy Corp.(a):
6.38%, 01/30/23		571	539,595
7.00%, 03/31/24		217	203,438
6.50%, 01/15/25		2,332	2,425,280
MPLX LP:
4.13%, 03/01/27		825	865,827
5.20%, 03/01/47		3,500	3,755,192
4.70%, 04/15/48(f)		5,000	5,093,551
5.50%, 02/15/49		2,640	2,967,100
Murphy Oil Corp.:
5.75%, 08/15/25		210	212,892
5.63%, 12/01/42		169	143,848
Nabors Industries, Inc., 4.63%, 09/15/21		779	722,523
Nexen, Inc., 6.40%, 05/15/37		2,000	2,798,125
NGPL PipeCo LLC, 7.77%, 12/15/37(a)		1,117	1,440,115
Noble Energy, Inc., 5.05%, 11/15/44		3,500	3,702,469
Noble Holding International Ltd.:
7.75%, 01/15/24(f)		157	94,200
7.88%, 02/01/26(a)		131	86,460
NuStar Logistics LP, 6.00%, 06/01/26		373	398,625
Pacific Drilling SA, 8.38%, 10/01/23(a)		823	655,828
Parsley Energy LLC/Parsley Finance Corp.(a):
6.25%, 06/01/24		228	237,405
5.25%, 08/15/25		598	612,962
5.63%, 10/15/27		951	981,907
Petroleos Mexicanos:
3.50%, 01/30/23(f)		5,000	5,025,000
4.63%, 09/21/23		3,965	4,147,390
4.88%, 01/18/24(f)		2,000	2,094,500
Plains All American Pipeline LP, Series B, (3 mo. LIBOR US + 4.11%), 6.13%(g)(h)		2,215	2,065,487

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Plains All American Pipeline LP/PAA Finance Corp.:
4.70%, 06/15/44	USD	1,498	$1,398,868
4.90%, 02/15/45		2,102	2,019,831
QEP Resources, Inc.:
6.88%, 03/01/21		133	133,166
5.38%, 10/01/22		1,791	1,755,323
5.25%, 05/01/23		188	178,600
5.63%, 03/01/26		493	441,235
Range Resources Corp.:
5.75%, 06/01/21		422	419,363
5.88%, 07/01/22		280	266,000
5.00%, 08/15/22		265	245,125
Rockies Express Pipeline LLC(a):
5.63%, 04/15/20		295	299,955
6.88%, 04/15/40		580	611,958
Rowan Cos., Inc., 4.88%, 06/01/22		1,705	1,142,350
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21		405	418,008
5.63%, 04/15/23		10,510	11,434,366
5.75%, 05/15/24		2,575	2,873,790
5.88%, 06/30/26		1,481	1,700,561
SM Energy Co.:
6.13%, 11/15/22		202	192,405
5.00%, 01/15/24		64	56,640
5.63%, 06/01/25		138	116,958
6.75%, 09/15/26		426	365,295
6.63%, 01/15/27		243	204,728
Southwestern Energy Co.:
6.20%, 01/23/25		725	638,000
7.75%, 10/01/27		22	18,920
SRC Energy, Inc., 6.25%, 12/01/25		135	126,198
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27		317	332,850
Series WI, 4.88%, 01/15/23		672	689,640
Series WI, 5.88%, 03/15/28		317	332,856
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a):
5.50%, 09/15/24		284	276,190
5.50%, 01/15/28		744	699,360
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.75%, 03/15/24		184	190,830
5.13%, 02/01/25		136	139,403
5.88%, 04/15/26		669	698,336
5.38%, 02/01/27		5	5,119
6.50%, 07/15/27(a)		770	823,915
5.00%, 01/15/28		651	644,490
6.88%, 01/15/29(a)		2,255	2,438,219
TransCanada PipeLines Ltd.:
4.88%, 01/15/26(f)		4,485	5,019,290
4.88%, 05/15/48		4,000	4,645,449
TransCanada Trust (3 mo. LIBOR US + 3.53%), 5.63%, 05/20/75(g)		2,755	2,889,306
Transocean, Inc., 7.25%, 11/01/25(a)		83	73,248
Viper Energy Partners LP, 5.38%, 11/01/27(a)		285	287,850
Western Midstream Operating LP, 5.38%, 06/01/21		5,125	5,290,544
Whiting Petroleum Corp., 6.63%, 01/15/26		81	50,220
Williams Cos., Inc.:
3.70%, 01/15/23		2,245	2,323,324
4.55%, 06/24/24		527	568,526
8.75%, 03/15/32		2,478	3,542,666
5.10%, 09/15/45(f)		5,075	5,567,282

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) October 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
WPX Energy, Inc.:
6.00%, 01/15/22	USD	72	$74,160
8.25%, 08/01/23		811	904,265
5.25%, 09/15/24		22	22,220
5.75%, 06/01/26		428	430,140

			227,870,584

Oil: Crude Producers — 0.1%
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(a)		1,570	1,623,144

Paper & Forest Products — 1.8%
International Paper Co.(f):
7.50%, 08/15/21		7,209	7,867,357
8.70%, 06/15/38		4,000	5,922,509
7.30%, 11/15/39		10,000	13,715,545

			27,505,411

Pharmaceuticals — 4.6%
Abbott Laboratories, 4.90%, 11/30/46(f)		5,500	7,028,697
AbbVie, Inc., 4.70%, 05/14/45		3,255	3,481,887
Allergan Funding SCS, 4.75%, 03/15/45(f)		5,485	5,837,946
Allergan Sales LLC, 5.00%, 12/15/21(a)(f)		1,631	1,712,245
Allergan, Inc., 2.80%, 03/15/23		3,000	3,034,537
Bausch Health Americas, Inc., 8.50%, 01/31/27(a)		1,552	1,741,654
Bausch Health Cos., Inc.(a):
5.50%, 03/01/23		2,365	2,385,694
5.88%, 05/15/23		587	595,805
7.00%, 03/15/24		1,303	1,363,166
6.13%, 04/15/25		677	702,811
5.50%, 11/01/25		2,416	2,524,744
9.00%, 12/15/25		1,531	1,718,854
5.75%, 08/15/27		326	354,016
7.00%, 01/15/28		1,175	1,267,531
7.25%, 05/30/29		1,242	1,367,753
Bayer US Finance II LLC, 4.88%, 06/25/48(a)(f)		7,500	8,362,646
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27(a)		777	811,965
Charles River Laboratories International, Inc.(a):
5.50%, 04/01/26		806	858,390
4.25%, 05/01/28		331	337,239
CVS Health Corp.:
4.75%, 12/01/22		289	308,386
5.00%, 12/01/24		183	201,565
5.13%, 07/20/45		3,879	4,471,164
5.05%, 03/25/48(f)		8,205	9,457,338
Eagle Holding Co. II LLC, (7.750% Cash or 8.50% PIK), 7.75%, 05/15/22(a)(f)(i)		784	795,760
Elanco Animal Health, Inc., 4.90%, 08/28/28		447	486,005
Merck & Co., Inc., 6.50%, 12/01/33(f)		6,420	9,268,593
Par Pharmaceutical, Inc., 7.50%, 04/01/27(a)		1,643	1,560,850

			72,037,241

Professional Services — 0.2%
Dun & Bradstreet Corp.(a):
6.88%, 08/15/26		1,759	1,923,334
10.25%, 02/15/27		1,233	1,351,701

			3,275,035

Real Estate — 0.0%
Iron Mountain, Inc., 4.88%, 09/15/29(a)		547	559,991

Real Estate Management & Development — 0.3%
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(a)		460	479,550
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(a)		4,485	4,555,308

			5,034,858

Security	Par (000)		Value

Road & Rail — 1.4%
Herc Holdings, Inc., 5.50%, 07/15/27(a)	USD	883	$915,009
Hertz Corp., 7.63%, 06/01/22(a)		977	1,014,859
Norfolk Southern Corp., 6.00%, 03/15/05(f)		12,700	17,145,684
United Rentals North America, Inc.:
4.63%, 07/15/23		1,616	1,650,744
5.88%, 09/15/26		133	140,903
3.88%, 11/15/27(e)		609	615,242
5.25%, 01/15/30		44	46,255

			21,528,696

Semiconductors & Semiconductor Equipment — 1.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27(f)		7,500	7,573,479
Lam Research Corp., 4.88%, 03/15/49		875	1,077,840
NXP BV/NXP Funding LLC, 4.63%, 06/15/22(a)		490	514,651
QUALCOMM, Inc.:
3.25%, 05/20/27(f)		2,500	2,630,194
4.30%, 05/20/47		3,500	3,932,383
Sensata Technologies BV(a):
5.63%, 11/01/24		695	762,762
5.00%, 10/01/25		772	831,984

			17,323,293

Software — 1.4%
Camelot Finance SA, 4.50%, 11/01/26(a)		1,575	1,591,380
CDK Global, Inc.:
5.88%, 06/15/26		378	404,460
4.88%, 06/01/27		1,041	1,096,954
5.25%, 05/15/29(a)		423	449,173
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(a)		1,430	1,544,400
Infor US, Inc., 6.50%, 05/15/22		8,723	8,842,941
Informatica LLC, 7.13%, 07/15/23(a)		1,599	1,624,984
PTC, Inc., 6.00%, 05/15/24		313	332,562
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(a)		1,831	1,915,684
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(a)		480	492,898
SS&C Technologies, Inc., 5.50%, 09/30/27(a)		3,159	3,380,130
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(a)		684	672,030

			22,347,596

Specialty Retail — 0.6%
eG Global Finance PLC, 6.75%, 02/07/25(a)		906	906,000
eG Global Finance PLC, 8.50%, 10/30/25(a)		587	616,573
IAA, Inc., 5.50%, 06/15/27(a)		1,054	1,129,256
L Brands, Inc., 6.88%, 11/01/35		1,119	951,150
Penske Automotive Group, Inc., 5.50%, 05/15/26		1,160	1,212,200
PetSmart, Inc.(a):
7.13%, 03/15/23		391	361,675
5.88%, 06/01/25		2,317	2,282,546
Staples, Inc., 7.50%, 04/15/26(a)		2,608	2,712,841

			10,172,241

Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC/EMC Corp.(a):
5.88%, 06/15/21		407	413,260
7.13%, 06/15/24		1,800	1,908,450
8.35%, 07/15/46		2,355	3,135,858
NCR Corp.(a):
5.75%, 09/01/27		512	524,800
6.13%, 09/01/29		512	536,320
Western Digital Corp., 4.75%, 02/15/26		1,104	1,128,177

			7,646,865

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co., 5.00%, 05/01/25	USD	699	$725,213
William Carter Co., 5.63%, 03/15/27(a)		365	390,550

			1,115,763

Thrifts & Mortgage Finance — 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(a):
5.25%, 03/15/22		480	497,400
5.25%, 10/01/25		268	272,020

			769,420

Tobacco — 2.1%
Altria Group, Inc., 10.20%, 02/06/39		13,392	21,273,132
BAT Capital Corp., 4.54%, 08/15/47		8,000	7,736,967
Reynolds American, Inc.:
4.85%, 09/15/23		1,120	1,211,636
5.85%, 08/15/45		2,335	2,596,197

			32,817,932

Trading Companies & Distributors — 0.1%
Doric Nimrod Air Alpha Ltd. Pass-Through Trust, Series 2013-1(a):
Class A, 5.25%, 05/30/25		1,415	1,453,866
Class B, 6.13%, 11/30/21		384	384,778

			1,838,644

Transportation Infrastructure — 0.7%
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.88%, 07/11/22(a)(f)		10,500	11,213,496

Utilities — 0.1%
Vistra Operations Co. LLC(a):
5.50%, 09/01/26		70	73,970
5.63%, 02/15/27		812	860,720
5.00%, 07/31/27		436	450,170

			1,384,860

Wireless Telecommunication Services — 1.7%
Altice France SA, 5.50%, 01/15/28(a)		2,327	2,370,631
Crown Castle International Corp.:
4.88%, 04/15/22		2,500	2,659,075
3.65%, 09/01/27(f)		8,000	8,498,853
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.75%, 05/25/24(a)		635	600,869
SBA Communications Corp., 4.00%, 10/01/22		1,045	1,066,057
Sprint Capital Corp.:
6.88%, 11/15/28		864	941,484
8.75%, 03/15/32		758	924,290
Sprint Corp.:
7.88%, 09/15/23		1,233	1,360,924
7.13%, 06/15/24		1,333	1,446,305
7.63%, 02/15/25		36	39,555
7.63%, 03/01/26		2,029	2,244,581
T-Mobile USA, Inc.:
6.50%, 01/15/26		960	1,027,296
4.50%, 02/01/26		645	665,156
4.75%, 02/01/28		1,323	1,394,111
Telesat Canada/Telesat LLC, 6.50%, 10/15/27(a)		349	364,373

			25,603,560

Total Corporate Bonds — 101.3% (Cost — $1,434,593,606)			1,571,689,768

Foreign Agency Obligations — 2.1%

Brazil — 0.4%
Brazilian Government International Bond, 5.00%, 01/27/45		6,525	6,788,039

Security	Par (000)		Value

Colombia — 0.3%
Colombia Government International Bond, 5.63%, 02/26/44	USD	4,000	$4,971,250

Indonesia — 0.3%
Indonesia Government International Bond, 5.88%, 01/15/24(a)		4,400	4,958,250

Mexico — 0.8%
Mexico Government International Bond:
4.75%, 03/08/44		5,800	6,340,125
4.60%, 02/10/48		5,000	5,414,062

			11,754,187

Uruguay — 0.3%
Uruguay Government International Bond, 5.10%, 06/18/50		3,500	4,183,594

Total Foreign Agency Obligations — 2.1% (Cost — $28,611,023)			32,655,320

Municipal Bonds — 1.2%

Illinois — 0.3%
Chicago O’Hare International Airport, Refunding ARB, O’Hare International Airport, General 3rd Lien, Build America Bonds, Series B, 6.85%, 01/01/38		5,000	5,040,200

New York — 0.9%
Metropolitan Transportation Authority, RB, Build America Bonds, Series B-1, 6.55%, 11/15/31		10,000	13,007,100

Total Municipal Bonds — 1.2% (Cost — $14,835,533)			18,047,300

Preferred Securities — 23.8%

Capital Trusts — 21.5%

Banks — 6.2%
Barclays PLC, 8.00%(g)(h)		4,500	4,910,625
BNP Paribas SA(a)(g)(h):
7.20%		5,000	5,562,500
7.38%		4,535	5,124,550
Capital One Financial Corp., Series E, 5.55%(g)(h)		5,000	5,091,600
CIT Group, Inc., Series A, 5.80%(g)(h)		3,000	3,078,750
Citigroup, Inc., 5.90%(g)(h)		2,210	2,339,838
Credit Suisse Group AG, 7.50%(a)(g)(h)		3,250	3,603,242
HSBC Capital Funding LP, 10.18%(a)(f)(g)(h)		11,835	19,453,781
Lloyds Banking Group PLC, 7.50%(g)(h)		8,285	9,115,074
Macquarie Bank Ltd., 6.13%(a)(g)(h)		1,885	1,932,125
Nordea Bank AB, 6.13%(a)(g)(h)		5,540	5,837,775
U.S. Bancorp, Series J, 5.30%(f)(g)(h)		10,415	11,209,664
Wells Fargo & Co.,(g)(h):
Series K, 5.89%		435	440,438
Series Q, 5.85%		551	14,824,965
Series S, 5.90%		281	303,480
Series U, 5.88%		2,655	2,940,413

			95,768,820

Capital Markets — 2.6%
Charles Schwab Corp., Series E, 4.63%(g)(h)		6,805	6,924,088
Goldman Sachs Group, Inc., Series L, 6.07%(g)(h)		2,156	2,161,821
Morgan Stanley, Series H, 5.61%(g)(h)		8,675	8,727,050
State Street Corp.:
3.12%, 06/15/47(b)		17,845	15,190,556
Series D, 5.90%(g)(h)		220	6,085,662
Series F, 5.25%(g)(h)		1,855	1,900,522

			40,989,699

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) October 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Services & Supplies — 0.3%
AerCap Global Aviation Trust, 6.50%,(a)(g)	USD	5,000	$5,481,250

Consumer Finance — 0.3%
American Express Co., Series C, 4.90%(g)(h)		4,510	4,532,550

Diversified Financial Services — 6.0%
Bank of America Corp.,(g)(h):
Series AA, 6.10%		8,630	9,551,555
Series U, 5.20%(f)		5,785	6,030,862
BNP Paribas SA, 6.75%(a)(g)(h)		5,000	5,262,500
Credit Agricole SA, 8.13%(a)(g)(h)		5,000	5,987,500
Credit Suisse Group AG(a)(g)(h):
6.25%		7,255	7,735,644
7.50%		1,865	2,011,216
HSBC Holdings PLC(g)(h):
6.00%		1,550	1,608,900
6.50%		2,615	2,768,631
JPMorgan Chase & Co.:
8.75%, 09/01/30		2,000	3,001,024
Series 1, 5.41%(g)(h)		1,785	1,795,710
Series Q, 5.15%(g)(h)		4,000	4,145,000
Series R, 6.00%(f)(g)(h)		14,130	15,166,012
Series S, 6.75%(f)(g)(h)		9,775	10,906,261
Royal Bank of Scotland Group PLC(g)(h):
8.00%		970	1,109,437
8.63%		5,135	5,532,962
Societe Generale SA, 7.38%(a)(g)(h)		1,980	2,083,950
UBS Group Funding Switzerland AG, 7.00%(a)(g)(h)		7,500	8,043,750

			92,740,914

Electric Utilities — 0.5%
PPL Capital Funding, Inc., Series A, 4.77%, 03/30/67(g)		8,300	7,404,498

Insurance — 2.8%
ACE Capital Trust II, 9.70%, 04/01/30		7,000	10,430,000
Allstate Corp., Series B, 5.75%, 08/15/53(g)		5,000	5,376,800
American International Group, Inc., 8.18%, 05/15/58(g)		3,755	5,031,700
Equitable of Iowa Cos. Capital Trust II, Series B, 8.42%, 04/01/27		5,000	5,770,550
Farmers Exchange Capital II, 6.15%, 11/01/53(a)(g)		4,890	5,954,835
MetLife, Inc., 6.40%, 12/15/36		5,000	6,073,050
Principal Financial Group, Inc., 4.70%, 05/15/55(g)		5,000	4,987,500

			43,624,435

Media — 0.1%
Viacom, Inc., 5.88%, 02/28/57(g)		2,111	2,192,801

Oil, Gas & Consumable Fuels — 0.9%
Enbridge, Inc., Series 16-A, 6.00%, 01/15/77(g)		5,880	6,203,400
Energy Transfer Partners LP, Series B, 6.63%(g)(h)		5,000	4,768,750
Enterprise Products Operating LLC, 4.91%, 06/01/67(g)		2,500	2,312,500

			13,284,650

Road & Rail — 0.4%
BNSF Funding Trust I, 6.61%, 12/15/55(g)		6,125	6,829,375

Wireless Telecommunication Services — 1.4%
Centaur Funding Corp., 9.08%, 04/21/20(a)		15	15,748,720
Vodafone Group PLC, 7.00%, 04/04/79(g)		4,745	5,496,408

			21,245,128

Total Capital Trusts — 21.5% (Cost — $311,477,455)			334,094,120

Security	Shares	Value

Preferred Stocks — 1.8%

Banks — 0.9%
Citigroup, Inc., Series K, 6.88%(g)(h)	488,320	$13,819,456

Capital Markets — 0.3%
Goldman Sachs Group, Inc., Series J, 5.50%(g)(h)	162,450	4,408,893

Electric Utilities — 0.1%
Entergy Louisiana LLC, 5.25%, 07/01/52	90,000	2,334,600

Equity Real Estate Investment Trusts (REITs) — 0.1%
Vornado Realty Trust, Series K, 5.70%(h)	50,000	1,266,500

Media — 0.4%
NBCUniversal Enterprise, Inc., 5.25%(a)(h)	5,600,000	5,754,000

Total Preferred Stocks — 1.8% (Cost — $25,436,903)		27,583,449

Trust Preferred — 0.5%

Diversified Financial Services — 0.5%
GMAC Capital Trust I, Series 2, 7.94%, 2/15/40(g)	297,048	7,845,038

Total Trust Preferred — 0.5% (Cost — $7,219,606)		7,845,038

Total Preferred Securities — 23.8% (Cost — $344,133,964)		369,522,607

Total Long-Term Investments — 135.4% (Cost — $1,935,073,458)		2,100,184,346

Short-Term Securities — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.70%(m)(n)	4,783,450	4,783,450

Total Short-Term Securities — 0.3% (Cost — $4,783,450)		4,783,450

Options Purchased — 0.1% (Cost — $3,549,500)		1,980,907

Total Investments Before Options Written — 135.8% (Cost — $1,943,406,408)		2,106,948,703

Options Written — (0.1)% (Premiums Received — $1,810,000)		(1,278,426)

Total Investments, Net of Options Written — 135.7% (Cost — $1,941,596,408)		2,105,670,277

Liabilities in Excess of Other Assets — (35.7)%		(554,427,669)

Net Assets — 100.0%		$1,551,242,608

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	When-issued security.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Perpetual security with no stated maturity date.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Non-income producing security.
(l)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(m)	Annualized 7-day yield as of period end.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock Credit Allocation Income Trust (BTZ)

(n)

During the year ended October 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/18	Net Activity	Shares Held at 10/31/19	Value at 10/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	7,903,560	(3,120,110)	4,783,450	$4,783,450	$376,314	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Goldman Sachs & Co. LLC	2.00%	02/12/19	Open	$755,284	$768,801	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	07/16/19	Open	6,289,438	6,336,547	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	07/16/19	Open	11,649,023	11,736,277	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	07/16/19	Open	5,053,000	5,090,848	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	07/16/19	Open	9,400,219	9,470,629	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	07/16/19	Open	3,090,000	3,113,145	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	07/16/19	Open	4,591,047	4,625,435	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	07/16/19	Open	1,888,010	1,902,152	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	07/16/19	Open	5,465,625	5,506,564	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	07/16/19	Open	2,877,650	2,899,204	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	07/16/19	Open	1,633,039	1,644,386	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	07/16/19	Open	3,252,200	3,274,798	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	07/16/19	Open	17,440,469	17,571,103	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.67	08/26/19	Open	84,388	84,511	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	08/26/19	Open	297,480	296,548	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	08/26/19	Open	1,117,005	1,120,341	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	08/26/19	Open	700,400	702,105	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.15	08/26/19	Open	14,700,000	14,761,413	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.15	08/26/19	Open	17,338,275	17,410,710	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.15	08/26/19	Open	13,617,788	13,674,680	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.15	08/26/19	Open	10,050,475	10,092,464	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.15	08/26/19	Open	9,872,750	9,913,996	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.15	08/26/19	Open	15,356,250	15,420,405	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.15	08/26/19	Open	11,853,238	11,902,758	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/26/19	Open	6,465,000	6,493,195	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/26/19	Open	6,641,250	6,670,213	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/26/19	Open	4,725,000	4,745,606	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/26/19	Open	4,917,250	4,938,695	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.25	08/26/19	Open	2,950,000	2,962,865	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/26/19	Open	5,217,606	5,240,361	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/26/19	Open	6,817,500	6,847,232	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/26/19	Open	946,250	950,377	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/26/19	Open	2,411,955	2,422,473	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/26/19	Open	5,220,906	5,243,675	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/26/19	Open	7,284,375	7,316,143	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	9,361,120	9,403,299	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	5,645,000	5,670,032	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	4,662,900	4,683,577	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	4,085,475	4,103,592	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	4,770,919	4,792,075	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	4,150,000	4,168,403	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	17,078,625	17,154,359	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	16,005,000	16,075,973	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	11,535,000	11,586,151	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	3,911,306	3,928,651	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) October 31, 2019	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.29%	08/26/19	Open	$10,618,125	$10,665,210	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	7,603,750	7,637,468	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	30,801,780	30,938,369	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	3,572,438	3,588,279	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	7,843,219	7,877,999	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	7,087,500	7,118,929	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	7,350,000	7,382,593	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	3,573,000	3,588,844	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	7,111,125	7,142,659	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	2,478,125	2,489,114	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	8,010,000	8,045,520	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	8,714,875	8,753,521	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	3,751,406	3,768,042	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	9,128,063	9,168,540	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	5,633,250	5,658,230	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	14,550,000	14,614,521	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	5,637,500	5,662,499	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	8,130,000	8,166,052	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	8,979,975	9,019,796	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	4,937,500	4,959,395	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	5,957,219	5,983,636	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	4,010,000	4,027,782	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	16,275,000	16,347,171	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	8,731,775	8,770,496	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	5,616,875	5,641,783	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	10,400,000	10,446,118	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	5,062,500	5,084,949	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	7,440,000	7,472,992	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	14,312,500	14,375,968	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/26/19	Open	802,280	805,838	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	09/13/19	Open	499,800	500,998	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	10/02/19	Open	3,825,344	3,831,146	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.00	10/11/19	Open	1,842,960	1,844,701	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.00	10/11/19	Open	477,304	477,755	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.00	10/11/19	Open	594,935	595,497	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.00	10/11/19	Open	861,811	862,625	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.00	10/11/19	Open	462,825	463,262	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.10	10/11/19	Open	571,340	571,907	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.25	10/11/19	Open	1,828,263	1,830,099	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.00	10/16/19	Open	502,775	503,194	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.00	10/25/19	Open	428,619	428,714	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	10/25/19	Open	4,674,375	4,676,456	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	10/31/19	Open	1,955,000	1,955,124	Corporate Bonds	Open/Demand

				$565,820,621	$568,460,558

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
Ultra Long U.S. Treasury Bond	302	12/19/19	$57,305	$(1,849,739)

Short Contracts
10-Year U.S. Treasury Note	958	12/19/19	124,824	1,084,662
Long U.S. Treasury Bond	114	12/19/19	18,397	381,501

				1,466,163

				$(383,576)

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock Credit Allocation Income Trust (BTZ)

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 03/20/30	2.90%	Semi-annual	3-Month LIBOR, 1.90%	Quarterly	Citibank N.A.	03/18/20	2.90%	USD	78,000	$6,795
10-Year Interest Rate Swap, 07/19/30	2.35	Semi-annual	3-Month LIBOR, 1.90%	Quarterly	Barclays Bank PLC	07/17/20	2.35	USD	462,000	1,105,917
30-Year Interest Rate Swap, 08/15/51	2.50	Semi-annual	3-Month LIBOR, 1.90%	Quarterly	JPMorgan Chase Bank N.A.	08/13/21	2.50	USD	40,000	868,195

										$1,980,907

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 07/19/30	3-Month LIBOR, 1.90%	Quarterly	1.95%	Semi-annual	Barclays Bank PLC	07/17/20	1.95%	USD	154,000	$(1,278,426)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Prudential Financial, Inc.	1.00%	Quarterly	Citibank N.A.	06/20/21	USD	1,920	$(28,223)	$9,283	$(37,506)
Prudential Financial, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/21	USD	1,155	(16,979)	5,939	(22,918)
Prudential Financial, Inc.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/21	USD	9,500	(139,647)	40,183	(179,830)

							$(184,849)	$55,405	$(240,254)

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps	$55,405	$—	$—	$(240,254)	$—
Options Written	N/A	N/A	531,574	—	(1,278,426)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,466,163	$—	$1,466,163
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	1,980,907	—	1,980,907
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	55,405	—	—	—	—	55,405

	$—	$55,405	$—	$—	$3,447,070	$—	$3,502,475

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,849,739	$—	$1,849,739
Options written
Options written at value	—	—	—	—	1,278,426	—	1,278,426
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	240,254	—	—	—	—	240,254

	$—	$240,254	$—	$—	$3,128,165	$—	$3,368,419

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) October 31, 2019	BlackRock Credit Allocation Income Trust (BTZ)

For the year ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(9,988,823)	$—	$(9,988,823)
Options purchased(a)	—	359,539	(3,935,600)	(960,784)	(3,569,628)	—	(8,106,473)
Options written	—	(40,589)	3,052,439	316,194	584,317	—	3,912,361
Swaps	—	1,740,636	—	—	(775,452)	—	965,184

	$—	$2,059,586	$(883,161)	$(644,590)	$(13,749,586)	$—	$(13,217,751)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(7,001,598)	$—	$(7,001,598)
Options purchased(b)	—	—	173,474	—	(1,232,856)	—	(1,059,382)
Options written	—	—	(53,104)	—	531,574	—	478,470
Swaps	—	(244,069)	—	—	1,051,938	—	807,869

	$—	$(244,069)	$120,370	$—	$(6,650,942)	$—	$(6,774,641)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$123,209,772
Average notional value of contracts — short	$251,340,250
Options:
Average value of option contracts purchased	$333,721
Average value of option contracts written	$17,110
Average notional value of swaption contracts purchased	$288,657,500
Average notional value of swaption contracts written	$102,142,500
Credit default swaps:
Average notional value — buy protection	$16,750,000
Average notional value — sell protection	$25,000,000
Interest rate swaps:
Average notional value — receives fixed rate	$75,277,500

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$1,009,813		$979,504
Options	1,980,907	(a)	1,278,426
Swaps — OTC(b)	55,405		240,254

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,046,125		$2,498,184
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,009,813)		(979,504)

Total derivative assets and liabilities subject to an MNA	$2,036,312		$1,518,680

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid in the Statements of Assets and Liabilities.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock Credit Allocation Income Trust (BTZ)

The following tables present the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets
Barclays Bank PLC	$1,105,917	$(1,105,917)	$—	$—	$—
Citibank N.A.	16,078	(16,078)	—	—	—
Goldman Sachs International	5,939	(5,939)	—	—	—
JPMorgan Chase Bank N.A.	908,378	(179,830)	—	(728,548)	—

	$2,036,312	$(1,307,764)	$—	$(728,548)	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Barclays Bank PLC	$1,278,426	$(1,105,917)	$—	$—	$172,509
Citibank N.A.	37,506	(16,078)	—	—	21,428
Goldman Sachs International	22,918	(5,939)	—	—	16,979
JPMorgan Chase Bank N.A.	179,830	(179,830)	—	—	—

	$1,518,680	$(1,307,764)	$—	$—	$210,916

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Asset-Backed Securities	$—	$107,269,351	$1,000,000	$108,269,351
Corporate Bonds(a)	—	1,566,869,039	4,820,729	1,571,689,768
Foreign Agency Obligations(a)	—	32,655,320	—	32,655,320
Municipal Bonds(a)	—	18,047,300	—	18,047,300
Preferred Securities(a)	50,585,114	318,937,493	—	369,522,607
Options Purchased
Interest rate contracts	—	1,980,907	—	1,980,907
Short-Term Securities	4,783,450	—	—	4,783,450

	$55,368,564	$2,045,759,410	$5,820,729	$2,106,948,703

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$1,466,163	$—	$—	$1,466,163
Liabilities:
Credit contracts	—	(240,254)	—	(240,254)
Interest rate contracts	(1,849,739)	(1,278,426)	—	(3,128,165)

	$(383,576)	$(1,518,680)	$—	$(1,902,256)

(a)	See above Schedule of Investments for values in each industry, state, country or political subdivision.
(b)

Derivative financial instruments are swaps, futures contracts, and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement Purposes. As of period end, reverse repurchase agreements of $568,460,558 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments October 31, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.2%

Auto Components — 0.0%
Lear Corp.		89	$10,482

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(a)		9,191	55

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(a)(b)		6,155	—

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.(a)		72,096	167,984
iHeartMedia, Inc., Class A (a)		3,601	51,638

			219,622

Metals & Mining — 0.0%
Ameriforge Group, Inc.(a)		832	45,760
Preferred Proppants LLC(b)		7,476	16,821

			62,581

Software — 0.0%
Avaya Holdings Corp.(a)		38	459

Utilities — 0.1%
Texgen LLC(a)(b)		5,193	228,492

Total Common Stocks — 0.2% (Cost — $799,516)			521,691

	Par (000)

Corporate Bonds — 1.1%

Diversified Consumer Services — 0.0%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(c)	USD	106	111,512

Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/01/20(b)(c)		654	—

Electrical Equipment — 0.2%
Vertiv Group Corp., (Acquired 05/09/19, cost $529,177), 10.00%, 06/30/24(b)(d)		544	553,520

Health Care Services — 0.0%
Avaya, Inc. Escrow, 7.00%, 04/01/19(a)(b)(c)(e)		827	—

Household Products — 0.0%
Berkline Benchcraft LLC, 4.50%, 06/01/20(a)(b)(e)		400	—

Media — 0.0%
CSC Holdings LLC, 10.88%, 10/15/25(c)		65	73,350

Metals & Mining — 0.1%
Freeport-McMoRan, Inc., 3.88%, 03/15/23		375	380,625

Oil, Gas & Consumable Fuels — 0.3%
CNX Resources Corp., 5.88%, 04/15/22		485	474,087
CONSOL Energy, Inc., 11.00%, 11/15/25(c)		485	406,188

			880,275

Software — 0.4%
Infor US, Inc., 6.50%, 05/15/22		720	729,900
Informatica LLC, 7.13%, 07/15/23(c)		405	411,581

			1,141,481

Specialty Retail — 0.1%
eG Global Finance PLC, 8.50%, 10/30/25(c)		350	367,633

Total Corporate Bonds — 1.1% (Cost — $3,585,993)			3,508,396

Security	Par (000)		Value

Floating Rate Loan Interests(f) — 135.9%

Aerospace & Defense — 2.8%
1199169 B.C. Unlimited Liability Co., 2019 Term Loan B2, (3 mo. LIBOR + 4.00%), 6.10%, 04/06/26	USD	1,132	$1,133,644
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.54%, 12/06/25(b)		716	718,276
Bleriot US Bidco, Inc.(b)(g):
Delayed Draw Term Loan, 10/23/26		110	109,924
Term Loan B, 10/23/26		703	703,515
Dynasty Acquisition Co., Inc., 2019 Term Loan B1, (3 mo. LIBOR + 4.00%), 6.10%, 04/06/26		2,106	2,108,578
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 7.44%, 04/09/26(b)		470	468,466
TransDigm, Inc., 2018 Term Loan F, (1 mo. LIBOR + 2.50%), 4.29%, 06/09/23		3,860	3,840,438

			9,082,841

Air Freight & Logistics — 0.3%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, (1 mo. LIBOR + 1.75%), 3.60%, 01/15/25		1,077	1,080,732

Airlines — 1.5%
Allegiant Travel Co., Term Loan B, (3 mo. LIBOR + 4.50%), 6.71%, 02/05/24		921	921,757
American Airlines, Inc.:
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 3.92%, 12/14/23		1,142	1,140,204
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 3.80%, 04/28/23		665	664,308
WestJet Airlines Ltd., Term Loan B, 08/07/26(g)		1,976	1,984,240

			4,710,509

Auto Components — 2.1%
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 04/30/26		3,610	3,557,366
USI, Inc., 2017 Repriced Term Loan, 05/16/24(g)		2,326	2,255,164
Wand NewCo 3, Inc., 2019 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.29%, 02/05/26		876	878,652

			6,691,182

Banks — 0.6%
Capri Finance LLC, 2017 1st Lien Term Loan, 11/01/24(g)		2,082	1,996,399

Building Materials — 1.0%
Allied Universal Holdco LLC:
2019 Delayed Draw Term Loan, (3 mo. LIBOR + 4.25%), 4.25%, 07/10/26		335	—
2019 Term Loan B, (6 mo. LIBOR + 4.25%), 6.51%, 07/10/26		3,385	3,358,661

			3,358,661

Building Products — 0.8%
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.93%, 05/05/24		876	861,711
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.36%, 12/19/23		1,715	1,676,791

			2,538,502

Capital Markets — 2.3%
Duff & Phelps Corp., 2017 Term Loan B, 02/13/25(g)		1,936	1,864,004
Fortress Investment Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 12/27/22		748	747,908
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.16%, 04/12/24(b)		703	674,856
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.75%), 5.75%, 06/03/26(b)		832	816,316
RPI Finance Trust, Term Loan B6, (1 mo. LIBOR + 2.00%), 3.79%, 03/27/23		1,554	1,560,153

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Capital Markets (continued)
Travelport Finance (Luxembourg) Sarl:
2019 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%), 11.10%, 05/28/27(b)	USD	705	$599,250
2019 Term Loan, (3 mo. LIBOR + 5.00%), 7.10%, 05/29/26		1,172	1,089,779

			7,352,266

Chemicals — 5.8%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.10%, 01/31/24		2,632	2,576,378
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.35%, 08/27/26		1,537	1,537,000
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 3.85%, 06/01/24		2,160	2,156,276
Charter NEX US Holdings, Inc., 2017 Term Loan B, 05/16/24(g)		1,884	1,832,273
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.54%, 04/03/25		629	593,025
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.60%, 06/28/24		373	373,350
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.29%, 11/07/24		774	772,902
Invictus US LLC:
1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.93%, 03/28/25		996	969,358
2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 8.68%, 03/30/26		265	246,450
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 4.60%, 03/01/26		1,790	1,773,399
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.04%, 05/15/24		654	641,685
Oxea Holding Drei GmbH, 2017 Term Loan B2, (3 mo. LIBOR + 3.50%), 5.56%, 10/14/24		2,219	2,202,109
Plaskolite LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.10%, 12/15/25		511	464,166
PQ Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.43%, 02/08/25		1,529	1,526,287
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.88%, 08/07/20		254	252,957
Vectra Co., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.04%, 03/08/25		574	554,888

			18,472,503

Commercial Services & Supplies — 6.1%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 4.09%, 11/10/23		1,888	1,890,474
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 3.54%, 03/11/25		169	168,683
Asurion LLC:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.29%, 08/04/25		1,166	1,170,664
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 4.79%, 08/04/22		961	961,339
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 4.79%, 11/03/23		1,819	1,820,948
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 4.79%, 11/03/24		714	714,412
Creative Artists Agency LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 02/15/24		2,130	2,136,731
Diamond (BC) BV, Term Loan, 09/06/24(g)		1,342	1,247,322
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.85%, 05/09/25		355	330,583

Security	Par (000)		Value

Commercial Services & Supplies (continued)
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.79%, 05/30/25	USD	1,536	$1,530,439
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 6.85%, 11/03/23		297	230,676
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 4.13%, 09/19/26		618	619,496
Prime Security Services Borrower LLC, 2019 Term Loan B1, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.25%, 09/23/26		1,535	1,480,855
US Ecology, Inc., Term Loan B, 08/14/26(g)		252	252,945
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.29%, 08/27/25		3,364	3,364,004
West Corp., 2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.93%, 10/10/24		1,984	1,646,287

			19,565,858

Communications Equipment — 0.6%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.79%, 11/21/24		960	966,012
Ciena Corp., 2018 Term Loan B, (PRIME + 1.00%), 5.75%, 09/26/25		812	813,569

			1,779,581

Construction & Engineering — 1.3%
AECOM, Term Loan B, (1 mo. LIBOR + 1.75%), 3.54%, 03/13/25		433	433,581
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.18%, 06/21/24		1,773	1,719,488
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 5.66%, 04/12/25		267	258,160
SRS Distribution, Inc., 2018 1st Lien Term Loan, 05/23/25(g)		1,353	1,307,129
USIC Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.04%, 12/08/23		557	541,140

			4,259,498

Construction Materials — 1.8%
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.76%, 08/01/24		2,812	2,745,655
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.79%, 03/29/25		1,922	1,918,782
Forterra Finance LLC, 2017 Term Loan B, 10/25/23(g)		175	165,133
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.79%, 08/13/25		494	493,139
Tamko Building Products, Inc., Term Loan B, (3 mo. LIBOR + 3.25%), 5.37%, 06/01/26		450	450,121

			5,772,830

Containers & Packaging — 2.8%
Berry Global, Inc.:
Term Loan W, (3 mo. LIBOR + 2.00%), 3.88%, 10/01/22		2,946	2,952,927
USD Term Loan U, (1 mo. LIBOR + 2.50%), 4.44%, 07/01/26		1,616	1,620,669
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.23%, 04/03/24		1,665	1,618,576
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.29%, 05/16/24		656	648,767
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.10%, 12/29/23		1,669	1,574,954
Pregis TopCo Corp., 1st Lien Term Loan, (3 mo. LIBOR + 4.00%), 5.79%, 07/31/26		519	510,997

			8,926,890

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) October 31, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Distributors — 1.3%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, 01/15/27(g)	USD	2,833	$2,828,137
TriMark USA LLC, 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.50%), 5.70%, 08/28/24		1,699	1,364,826

			4,192,963

Diversified Consumer Services — 4.4%
Ascend Learning LLC, 2017 Term Loan B, 07/12/24(g)		978	970,585
BidFair MergerRight, Inc., Term Loan B, 01/15/27(g)		1,542	1,504,311
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%), 3.54%, 11/07/23		1,960	1,961,355
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, 07/12/25(g)		1,067	1,022,579
J.D. Power and Associates, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.54%, 09/07/23		845	844,569
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.16%, 05/15/24		708	704,896
Serta Simmons Bedding LLC, 1.00% Floor):
1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 5.42%, 11/08/23		583	342,472
2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 9.85%, 11/08/24		79	20,748
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.29%, 11/08/23		157	156,668
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.25%, 11/14/22		2,863	2,773,472
TruGreen LP, 2019 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.54%, 03/19/26(b)		1,391	1,392,528
Uber Technologies, Inc., 2018 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 07/13/23		2,452	2,412,289

			14,106,472

Diversified Financial Services — 4.3%
Advisor Group, Inc., 2019 Term Loan, 07/31/26(g)		1,254	1,190,259
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.54%, 04/04/24		2,614	2,609,626
Connect Finco Sarl, Term Loan B, 09/23/26(g)		6,323	6,222,211
CRCI Longhorn Holdings, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.50%, 08/08/25		445	430,063
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 6.10%, 02/07/25		726	699,653
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.29%, 07/03/24		1,179	1,176,069
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.29%, 09/06/25		354	324,667
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.04%, 07/30/25		682	676,339
Starwood Property Trust, Inc., 2019 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 07/27/26(b)		377	377,942

			13,706,829

Diversified Telecommunication Services — 3.4%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.54%, 01/31/25		1,153	1,140,557
Consolidated Communications, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.79%, 10/04/23		106	98,444
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.79%, 05/16/24		720	718,165
Iridium Satellite LLC, Term Loan, 10/17/26(g)		700	703,717
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.04%, 02/22/24		1,753	1,754,569
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.79%, 11/15/24		1,366	1,348,098

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
Sprint Communications, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 4.31%, 02/02/24	USD	664	$656,459
TDC A/S, Term Loan, (EURIBOR + 2.75%), 2.75%, 06/04/25	EUR	819	915,176
Telenet Financing USD LLC, Term Loan AN, (1 mo. LIBOR + 2.25%), 4.17%, 08/15/26	USD	845	843,068
Telesat Canada, Term Loan B4, (3 mo. LIBOR + 2.50%), 4.61%, 11/17/23		496	495,895
Virgin Media Investment Holdings Ltd., Term Loan L, (LIBOR - GBP + 3.25%), 3.96%, 01/15/27	GBP	600	773,029
Zayo Group LLC:
2017 Incremental Term Loan, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.04%, 01/19/24	USD	175	175,163
2017 Term Loan B1, (1 mo. LIBOR + 2.00%), 3.79%, 01/19/21		1,433	1,435,361

			11,057,701

Electric Utilities — 0.6%
TEX Operations Co. LLC, Exit Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 08/04/23		843	845,723
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 1.00%, 11/10/19(b)		1,050	—
Vistra Energy Corp., 1st Lien Term Loan B3, (1 mo. LIBOR + 2.00%), 3.89%, 12/31/25		1,133	1,136,471

			1,982,194

Electrical Equipment — 1.2%
Dell International LLC, 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 09/19/25		1,599	1,604,358
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.54%, 04/01/24		2,293	2,242,572

			3,846,930

Energy Equipment & Services — 0.5%
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.29%, 02/12/25(b)		1,109	1,066,200
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.55%, 11/08/22(b)		520	499,200

			1,565,400

Equity Real Estate Investment Trusts (REITs) — 2.7%
Claros Mortgage Trust, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.19%, 08/10/26(b)		997	997,000
Iron Mountain, Inc., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.54%, 01/02/26		1,173	1,155,364
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 03/21/25		2,458	2,464,553
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 05/11/24		651	650,388
VICI Properties 1 LLC, Replacement Term Loan B, (3 mo. LIBOR + 2.00%), 3.85%, 12/20/24		3,293	3,302,544

			8,569,849

Food & Staples Retailing — 1.8%
Albertsons LLC:
2019 Term Loan B7, (1 mo. LIBOR + 2.75%), 4.54%, 11/17/25		544	546,629
2019 Term Loan B8, (1 mo. LIBOR + 2.75%), 4.54%, 08/17/26		7	7,168
BCPE Empire Holdings, Inc.:
2019 Delayed Draw Term Loan, (3 mo. LIBOR + 2.00%), 4.00%, 06/11/26		129	7,307
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.79%, 06/11/26		655	642,992

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food & Staples Retailing (continued)
Hearthside Food Solutions LLC:
2018 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 5.79%, 05/23/25	USD	1,159	$1,086,301
2018 Term Loan B, (1 mo. LIBOR + 3.69%), 5.47%, 05/23/25		354	327,818
US Foods, Inc.:
2016 Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 06/27/23		1,639	1,643,481
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 09/13/26		1,585	1,589,184

			5,850,880

Food Products — 2.6%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 5.69%, 10/01/25		350	350,352
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.29%, 10/10/23		2,321	2,264,613
JBS USA LUX SA, 2019 Term Loan B, (1 mo. LIBOR + 2.50%), 4.29%, 05/01/26		1,407	1,410,602
Post Holdings, Inc., 2017 Series A Incremental Term Loan, (1 mo. LIBOR + 2.00%), 3.83%, 05/24/24		64	63,734
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 4.54%, 02/05/23		4,274	4,271,497

			8,360,798

Gas Utilities — 0.1%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 7.60%, 07/31/25		426	413,370

Health Care Equipment & Supplies — 1.9%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.10%, 06/15/21		2,846	2,830,003
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 4.85%, 09/24/24		496	387,592
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, 06/30/25(g)		2,954	2,818,418

			6,036,013

Health Care Providers & Services — 7.0%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.29%, 06/30/25		502	501,023
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.79%, 06/07/23		1,644	1,640,412
Concentra, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 2.50%), 4.54%, 06/01/22		490	489,794
DentalCorp Perfect Smile ULC, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.54%, 06/06/25		656	640,327
Diplomat Pharmacy, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.29%, 12/20/24		520	460,869
DuPage Medical Group Ltd.:
2018 Term Loan, (1 mo. LIBOR + 2.75%), 4.54%, 08/15/24		524	512,989
2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.79%, 08/15/25		245	237,037
Emerald TopCo., Inc., Term Loan, 07/24/26(g)		1,174	1,154,629
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.54%, 10/10/25		1,360	1,095,961
Explorer Holdings, Inc., 2016 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.85%, 05/02/23		650	648,463
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 6.63%, 03/05/26(b)		376	370,417
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.56%, 07/02/25(b)		1,467	1,462,951
HC Group Holdings II, Inc., Term Loan B, 08/06/26(g)		786	772,897

Security	Par (000)		Value

Health Care Providers & Services (continued)
HCA, Inc.:
Term Loan B11, (1 mo. LIBOR + 1.75%), 3.54%, 03/17/23	USD	1,373	$1,377,556
Term Loan B12, (1 mo. LIBOR + 1.75%), 3.54%, 03/13/25		586	588,454
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.85%, 06/07/23		2,052	1,919,978
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.29%, 10/20/22		1,897	1,602,908
NVA Holdings, Inc., Term Loan B3, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.54%, 02/02/25		1,241	1,239,603
Sotera Health Holdings LLC, 1.00% Floor):
2017 Term Loan, (3 mo. LIBOR + 3.00%, 4.93%, 05/15/22		2,118	2,078,506
2019 Incremental Term Loan, (1 mo. LIBOR + 3.50%, 5.43%, 05/15/22		743	738,493
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.54%, 02/06/24		954	732,123
Vizient, Inc., 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 4.29%, 05/06/26		533	533,270
WP CityMD Bidco LLC, 2019 Term Loan B, 08/13/26(g)		1,110	1,085,580
Zotec Partners LLC, 2018 Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 6.79%, 02/14/24(b)		727	727,596

			22,611,836

Health Care Technology — 2.0%
Athenahealth, Inc., 2019 Term Loan B, (3 mo. LIBOR + 4.50%), 6.68%, 02/11/26		3,017	2,989,884
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.29%, 03/01/24		2,330	2,315,004
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.60%, 10/10/25		652	649,592
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.10%, 03/07/24		307	307,323

			6,261,803

Hotels, Restaurants & Leisure — 9.3%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, 02/02/26(b)(g)		270	269,227
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 3.72%, 10/19/24		878	879,785
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 3.96%, 09/15/23		967	967,339
Burger King Newco Unlimited Liability Co., Term Loan B3, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.04%, 02/16/24		3,123	3,125,535
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.54%, 12/23/24		3,008	2,961,669
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.04%, 08/08/21		829	827,961
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.79%, 11/30/23		1,908	1,913,616
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.10%, 03/13/25(b)		94	91,467
Golden Nugget LLC, 2017 Incremental Term Loan B, (3 mo. LIBOR + 2.75%), 4.72%, 10/04/23		1,177	1,173,676
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 3.57%, 06/22/26		1,818	1,824,850
IRB Holding Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.22%, 02/05/25		2,305	2,285,236
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.63%, 04/03/25		873	873,247
Lakeland Tours LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.90%, 12/15/24(b)		481	476,545

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) October 31, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, (1 mo. LIBOR + 2.25%), 4.04%, 10/15/25	USD	367	$368,327
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.54%, 04/29/24		770	749,551
Sabre GLBL, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 02/22/24		1,747	1,748,983
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 4.54%, 08/14/24		1,978	1,954,331
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.60%, 07/10/25		3,281	3,292,548
Station Casinos LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.29%, 06/08/23		1,818	1,819,019
Whatabrands LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 5.52%, 08/02/26		1,627	1,630,840
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 3.54%, 05/30/25		960	964,304

			30,198,056

Independent Power and Renewable Electricity Producers — 1.0%
AES Corp., 2018 Term Loan B, (3 mo. LIBOR + 1.75%), 3.87%, 05/31/22		24	23,634
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.29%, 01/15/25		147	146,633
Calpine Corp.:
2019 Term Loan B10, (1 mo. LIBOR + 2.50%), 4.29%, 08/12/26		812	809,983
Term Loan B9, 04/05/26(g)		2,261	2,262,143

			3,242,393

Industrial Conglomerates — 1.6%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.93%, 11/30/23		3,099	2,911,945
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.19%, 11/28/21		983	968,545
Sundyne US Purchaser, Inc., Term Loan, 05/15/26(b)(g)		1,362	1,341,296

			5,221,786

Insurance — 4.8%
Alliant Holdings I, Inc., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.80%, 05/09/25		2,219	2,159,652
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 5.17%, 05/09/25		1,111	1,091,213
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.54%, 01/25/24		1,611	1,607,692
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.50%), 5.29%, 10/22/24		1,768	1,735,029
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.79%, 12/02/24		1,116	1,089,378
Hub International Ltd.:
2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.90%, 04/25/25		1,941	1,896,601
2019 Incremental Term Loan B, 04/25/25(g)		962	960,076
Sedgwick Claims Management Services, Inc.:
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.79%, 09/03/26		1,595	1,581,381
Term Loan B, (1 mo. LIBOR + 3.25%), 5.04%, 12/31/25		3,484	3,376,321

			15,497,343

Interactive Media & Services — 1.1%
Ancestry.com Operations, Inc., Non-Extended Term Loan B, 10/19/23(g)		835	764,025
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.27%, 11/03/23		828	735,311

Security	Par (000)		Value

Interactive Media & Services (continued)
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.54%, 05/06/24	USD	774	$693,556
ZPG PLC, 2018 Term Loan B, (LIBOR - GBP + 4.50%), 5.21%, 07/23/25	GBP	1,000	1,248,860

			3,441,752

IT Services — 3.1%
Altran Technologies SA, 1st Lien Term Loan, (3 mo. LIBOR + 2.25%), 4.41%, 03/20/25	USD	409	408,775
Epicor Software Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.04%, 06/01/22		1,462	1,456,793
Evertec Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.29%, 11/27/24		562	563,513
Flexential Intermediate Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.38%, 08/01/25		687	489,796
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.04%, 12/01/23		986	962,335
Optiv Security, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.04%, 02/01/24		402	323,845
Outfront Media Capital LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 3.94%, 03/18/24		120	120,561
Trans Union LLC:
2018 Term Loan B4, (1 mo. LIBOR + 2.00%), 3.80%, 06/19/25		11	10,873
Term Loan B3, (1 mo. LIBOR + 2.00%), 3.79%, 04/10/23		2,673	2,676,493
WEX, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 4.04%, 05/15/26		2,842	2,850,895

			9,863,879

Leisure Products — 0.2%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.60%, 06/19/24(b)		631	611,929

Life Sciences Tools & Services — 0.3%
Albany Molecular Research, Inc., 1.00% Floor):
2017 1st Lien Term Loan, 08/30/24(g)		840	814,139
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 8.79%, 08/30/25		240	237,600

			1,051,739

Machinery — 1.8%
Clark Equipment Co., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 4.10%, 05/18/24		397	396,348
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.60%, 01/31/24(b)		89	89,621
Gardner Denver, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.54%, 07/30/24		1,408	1,409,891
Terex Corp., 2019 Term Loan B1, (1 mo. LIBOR + 2.75%), 4.54%, 01/31/24		199	199,623
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.79%, 03/28/25		3,093	2,920,405
Welbilt, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.29%, 10/23/25		604	598,913

			5,614,801

Media — 11.3%
Altice Financing SA:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.60%, 01/31/26		423	406,679
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.66%, 07/15/25		164	158,351

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
Altice France SA:
2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 5.92%, 08/14/26	USD	2,197	$2,158,959
USD Term Loan B12, (1 mo. LIBOR + 3.69%), 5.61%, 01/31/26		331	322,840
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 3.58%, 04/30/25		2,757	2,763,456
Clear Channel Outdoor Holdings, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.29%, 08/21/26		4,744	4,751,638
CSC Holdings LLC:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 4.17%, 07/17/25		829	823,603
2019 Term Loan B5, (2 mo. LIBOR + 2.50%), 4.33%, 04/15/27		1,032	1,030,090
Diamond Sports Group LLC, Term Loan, (1 mo. LIBOR + 3.25%), 5.08%, 08/24/26		1,908	1,915,155
Gray Television, Inc.:
2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.26%, 02/07/24		371	370,831
2018 Term Loan C, (1 mo. LIBOR + 2.50%), 4.51%, 01/02/26		588	588,975
iHeartCommunications, Inc., Exit Term Loan, (1 mo. LIBOR + 4.00%), 6.03%, 05/01/26		2,049	2,054,602
Intelsat Jackson Holdings SA, 2017 Term Loan B4, (6 mo. LIBOR + 4.50%, 1.00% Floor), 6.43%, 01/02/24		1,182	1,193,751
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.04%, 12/01/23		1,525	1,525,572
Liberty Latin America Ltd., Term Loan B, 10/22/26(g)		799	803,498
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.04%, 03/24/25		887	858,165
MCC Iowa LLC, Term Loan N, (1 Week LIBOR + 1.75%), 3.57%, 02/15/24		485	484,062
MH Sub I LLC, 2017 1st Lien Term Loan, 09/13/24(g)		1,381	1,344,614
Midcontinent Communications, 2019 Term Loan B, (1 mo. LIBOR + 2.25%), 4.16%, 08/15/26		458	460,294
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.75%), 4.55%, 09/18/26		960	963,062
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 3.00%), 4.79%, 05/29/26		916	921,212
PSAV Holdings LLC, 2018 1st Lien Term Loan, 03/03/25(g)		1,627	1,562,735
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.79%, 02/01/24		1,273	1,258,868
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%), 4.04%, 01/03/24		617	615,066
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 09/28/23(b)		2,254	2,245,608
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.54%, 03/15/24		707	680,696
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.54%, 05/18/25		2,557	2,467,892
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.42%, 04/15/25		1,476	1,456,812

			36,187,086

Metals & Mining — 0.9%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 6.62%, 07/24/25		709	644,049
Equinox Holdings, Inc., 2017 1st Lien Term Loan, 03/08/24(g)		2,104	2,094,048

			2,738,097

Security	Par (000)		Value

Multiline Retail — 0.3%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.81%, 08/04/24	USD	593	$590,428
Neiman Marcus Group Ltd. LLC, Cash Pay Extended Term Loan, (1 mo. LIBOR + 6.00%), 7.99%, 10/25/23		593	431,054

			1,021,482

Oil & Gas Equipment & Services — 0.4%
McDermott Technology Americas, Inc.:
2018 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.10%, 05/09/25		1,065	637,829
2019 Term Loan A, 10/21/21(g)		732	753,606

			1,391,435

Oil, Gas & Consumable Fuels — 0.9%
BCP Raptor II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 6.54%, 11/03/25		512	448,392
California Resources Corp., Second Out Term Loan, (1 mo. LIBOR + 10.38%, 1.00% Floor), 12.17%, 12/31/21		1,073	708,156
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.29%, 09/27/24(b)		497	457,063
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 5.54%, 12/13/25		804	768,563
EG Group Ltd., 2018 Term Loan B, (3 mo. LIBOR + 4.00%), 6.10%, 02/07/25		488	469,657

			2,851,831

Personal Products — 0.5%
Sunshine Luxembourg VII Sarl, USD 1st Lien Term Loan, 10/01/26(g)		1,749	1,749,847

Pharmaceuticals — 4.6%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, 05/04/25(g)		792	603,001
Catalent Pharma Solutions, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.04%, 05/18/26		1,282	1,281,819
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.06%, 04/29/24		987	906,364
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (1 Week LIBOR + 2.25%), 4.09%, 01/31/25		1,992	1,993,764
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.29%, 08/18/22		4,711	4,699,511
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.92%, 06/02/25		5,202	5,219,245

			14,703,704

Professional Services — 1.7%
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 5.79%, 02/09/26		1,277	1,281,908
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 5.00%), 6.80%, 02/06/26		2,569	2,574,883
ON Assignment, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 04/02/25		721	722,166
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 7.62%, 08/04/25(b)		786	742,999

			5,321,956

Real Estate Management & Development — 2.5%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.04%, 04/18/24		2,877	2,876,080
DTZ US Borrower LLC, 2018 Add On Term Loan B, (1 mo. LIBOR + 3.25%), 5.04%, 08/21/25		1,924	1,925,862
ESH Hospitality, Inc., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 09/18/26		683	683,471

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) October 31, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Real Estate Management & Development (continued)
Forest City Enterprises LP, Term Loan B, (1 mo. LIBOR + 4.00%), 5.79%, 12/07/25	USD	1,296	$1,302,362
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.07%, 02/08/25		482	456,196
SMG Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.79%, 01/23/25		733	732,599

			7,976,570

Road & Rail — 0.2%
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.04%, 09/29/25		450	448,478
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, 06/13/23(g)		377	344,701

			793,179

Semiconductors & Semiconductor Equipment — 0.3%
Microchip Technology, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 05/29/25		528	529,143
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 09/19/26		396	397,917

			927,060

Software — 18.4%
Applied Systems, Inc., 1.00% Floor):
2017 1st Lien Term Loan, 09/19/24(g)		1,948	1,934,719
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 9.10%, 09/19/25		302	304,266
BMC Software Finance, Inc., 2017 Term Loan, (1 mo. LIBOR + 4.25%), 6.04%, 10/02/25		1,816	1,677,536
Camelot U.S. Acquisition 1 Co., Term Loan B, 10/25/26(b)(g)		1,680	1,684,200
Cerence, Inc., Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 8.03%, 10/01/24		531	498,147
Cypress Intermediate Holdings III, Inc., 1.00% Floor):
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 4.54%, 04/29/24		1,497	1,470,030
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 8.54%, 04/27/25		496	497,488
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 5.34%, 05/28/24		899	762,303
DTI Holdco, Inc., 2018 Term Loan B, (2 mo. LIBOR + 4.75%, 1.00% Floor), 6.68%, 09/30/23		874	748,476
Ellie Mae, Inc., Term Loan, 04/17/26(g)		1,430	1,420,462
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.75%), 5.54%, 10/01/25		3,791	3,809,294
Help/Systems Holdings, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.54%, 03/28/25		716	715,043
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.85%, 02/01/22		4,424	4,423,749
Informatica Corp., 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.04%, 08/05/22		2,570	2,573,349
Kronos, Inc., 1.00% Floor):
2017 Term Loan B, 11/01/23(g)		3,729	3,719,802
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 10.50%, 11/01/24		1,315	1,320,168
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 09/30/24		2,620	2,617,678
Mitchell International, Inc.:
2017 1st Lien Term Loan, 11/29/24(g)		2,438	2,290,242
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.04%, 12/01/25		523	473,617
Renaissance Holding Corp., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.04%, 05/30/25		430	415,602
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.54%, 10/12/23		1,935	1,931,039

Security	Par (000)		Value

Software (continued)
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 5.46%, 08/01/25	USD	614	$591,319
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.54%, 02/05/24		2,868	2,862,424
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 4.54%, 03/03/23		3,304	3,271,340
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.35%, 09/30/22		3,670	3,665,161
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.04%, 04/16/25		979	980,443
SS&C Technologies, Inc.:
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 4.04%, 07/08/22		551	554,570
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.04%, 04/16/25		1,500	1,502,058
2018 Term Loan B5, (1 mo. LIBOR + 2.25%), 4.04%, 04/16/25		1,090	1,092,456
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 4.79%, 05/01/24		2,614	2,613,185
Tibco Software, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.00%), 6.00%, 06/30/26		2,761	2,743,308
Ultimate Software Group, Inc., Term Loan B, (1 mo. LIBOR + 3.75%), 5.54%, 05/04/26		1,774	1,776,714
Vertafore, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.04%, 07/02/25		2,199	2,126,086

			59,066,274

Specialty Retail — 2.8%
Belron Finance US LLC:
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 4.43%, 11/13/25		277	276,561
2019 USD Term Loan B, 11/07/26(g)		675	674,791
Term Loan B, (3 mo. LIBOR + 2.25%), 4.46%, 11/07/24		1,484	1,481,721
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR - GBP + 4.25%), 5.06%, 06/23/25	GBP	1,000	1,273,938
IAA, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.06%, 06/28/26	USD	515	516,603
Leslie’s Poolmart, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.29%, 08/16/23		517	484,359
MED ParentCo LP:
1st Lien Delayed Draw Term Loan, (1 mo. LIBOR + 4.25%), 6.19%, 08/31/26		205	28,640
1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.04%, 08/31/26		820	806,690
Midas Intermediate Holdco II LLC, Incremental Term Loan B, 08/18/21(g)		762	732,387
PetSmart, Inc., Term Loan B2, 03/11/22(g)		1,885	1,835,123
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.75%, 12/20/24		766	761,882

			8,872,695

Technology Hardware, Storage & Peripherals — 0.7%
Western Digital Corp., 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 3.75%, 04/29/23		2,282	2,272,022

Thrifts & Mortgage Finance — 0.7%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.79%, 05/23/25		2,295	2,256,103

Trading Companies & Distributors — 1.0%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.04%, 01/02/25		652	646,309

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Trading Companies & Distributors (continued)
HD Supply, Inc., Term Loan B5, (1 mo. LIBOR + 1.75%), 3.54%, 10/17/23	USD	2,402	$2,409,754
United Rentals, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 3.54%, 10/31/25		136	136,958

			3,193,021

Transportation — 0.2%
Safe Fleet Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.93%, 02/03/25		510	484,610

Utilities — 0.3%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.13%, 11/28/24		1,178	1,103,288

Wireless Telecommunication Services — 1.4%
Geo Group, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 03/22/24		1,213	1,091,237
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 9.75%, 12/07/20(h)		929	727,233
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 04/11/25		2,608	2,613,742

			4,432,212

Total Floating Rate Loan Interests — 135.9% (Cost — $442,878,163)			436,237,440

		Shares

Investment Companies — 5.9%
Invesco Senior Loan ETF		850,000	19,048,500

Total Investment Companies — 5.9% (Cost — $19,242,902)			19,048,500

	Beneficial Interests (000)

Other Interests(i) — 0.0%

Afghanistan — 0.0%
Lear Corp. Escrow(b)	USD	500	5

United States — 0.0%
Millennium Corp.(b)		991	—
Millennium Lender Claims(b)		930	—

			—

Total Other Interests — 0.0% (Cost — $0)			5

Warrants — 0.1%

Media — 0.1%
iHeartMedia, Inc. (Expires 05/01/39)		27,059	387,999

Security		Beneficial Interests (000)	Value

Metals & Mining — 0.0%
AFGlobal Corp. (Expires 12/20/20)(b)	USD	2,642	$—

Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 07/01/20)(b)		292	—

Total Warrants — 0.1% (Cost — $489,778)			387,999

Total Long-Term Investments — 143.2% (Cost — $466,996,352)			459,704,031

		Share

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.70%(j)(k)		740,873	740,873

Total Short-Term Securities — 0.2% (Cost — $740,873)			740,873

Options Purchased — 0.0% (Cost — $24,321)			10,103

Total Investments — 143.4% (Cost — $467,761,546)			460,455,007

Liabilities in Excess of Other Assets — (43.4)%			(139,364,172)

Net Assets — 100.0%			$321,090,835

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $553,520, representing 0.2% of its net assets as of period end, and an original cost of $529,177.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Variable rate security. Rate shown is the rate in effect as of period end.
(g)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(j)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) October 31, 2019	BlackRock Floating Rate Income Trust (BGT)

(k)

During the year ended October 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 10/31/18	Shares Purchased	Shares Sold	Shares Held at 10/31/19	Value at 10/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation	)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	282,908	457,965	—	740,873	$740,873	$24,699	$—	$—
iShares iBoxx $ High Yield Corporate Bond ETF(c)	—	10,000	(10,000)	—	—	—	(88,607)	—

					$740,873	$24,699	$(88,607)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Trust.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	775,000	USD	860,800	State Street Bank and Trust Co.	11/05/19	$3,613
GBP	2,443,000	USD	3,148,560	State Street Bank and Trust Co.	11/05/19	16,078

						19,691

USD	850,979	EUR	777,000	State Street Bank and Trust Co.	11/05/19	(15,665)
USD	3,013,665	GBP	2,461,000	State Street Bank and Trust Co.	11/05/19	(174,290)
USD	862,428	EUR	775,000	State Street Bank and Trust Co.	12/04/19	(3,604)
USD	3,151,435	GBP	2,443,000	State Street Bank and Trust Co.	12/04/19	(16,061)

						(209,620)

						$(189,929)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Energy Select Sector SPDR Fund	155	11/15/19	USD	61.00	USD	898	$1,860

Put
SPDR S&P 500 ETF Trust	105	11/15/19	USD	280.00	USD	3,185	1,628
iShares iBoxx High Yield Corporate Bond ETF	105	11/15/19	USD	87.00	USD	912	6,615

							8,243

							$10,103

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$19,691	$—	$—	$19,691
Options purchased
Investments at value — unaffiliated(a)	—	—	10,103	—	—	—	10,103

	$—	$—	$10,103	$19,691	$—	$—	$29,794

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock Floating Rate Income Trust (BGT)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$209,620	$—	$—	$209,620

(a)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$344,009	$—	$—	$344,009
Options purchased(a)	—	—	68,665	—	—	—	68,665
Swaps	—	—	—	—	(369,288)	—	(369,288)

	$—	$—	$68,665	$344,009	$(369,288)	$—	$43,386

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(289,694)	$—	$—	$(289,694)
Options purchased(b)	—	—	11,204	—	—	—	11,204
Swaps	—	—	—	—	(2,500)	—	(2,500)

	$—	$—	$11,204	$(289,694)	$(2,500)	$—	$(280,990)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$7,334,980
Average amounts sold — in USD	$3,254,211
Options:
Average value of option contracts purchased	$13,343
Total return swaps:
Average notional value	$586,000

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Forward foreign currency exchange contracts	$19,691		$209,620
Options	10,103	(a)	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$29,794		$209,620
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(10,103)		—

Total derivative assets and liabilities subject to an MNA	$19,691		$209,620

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
State Street Bank and Trust Co.	$19,691	$(19,691)		$—	$—	$—

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) October 31, 2019	BlackRock Floating Rate Income Trust (BGT)

Derivative Financial Instruments — Offsetting as of Period End (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
State Street Bank and Trust Co.	$209,620	$(19,691)		$—	$—	$189,929

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$230,563	$45,815	$245,313	$521,691
Corporate Bonds(a)	—	2,954,876	553,520	3,508,396
Floating Rate Loan Interests(a)	—	417,243,048	18,994,392	436,237,440
Investment Companies(a)	19,048,500	—	—	19,048,500
Other Interests(a)	—	—	5	5
Warrants(a)	—	387,999	—	387,999
Options Purchased
Equity Contracts	10,103	—	—	10,103
Short-Term Securities	740,873	—	—	740,873
Liabilities:
Unfunded Floating Rate Loan Interests(b)	—	(5,911)	—	(5,911)

	$20,030,039	$420,625,827	$19,793,230	$460,449,096

Derivative Financial Instruments(c)
Assets:
Forward foreign currency contracts	$—	$19,691	$—	$19,691
Liabilities:
Forward foreign currency contracts	—	(209,620)	—	(209,620)

	$—	$(189,929)	$—	$(189,929)

(a)	See above Schedule of Investments for values in each industry and country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $123,000,000 are categorized as Level 2 within the disclosure hierarchy.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock Floating Rate Income Trust (BGT)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Unfunded Floating Rate Loan Interests	Warrants	Options Purchased	Total
Assets:
Opening balance, as of October 31, 2018	$2,699,975	$529,149	$—	$27,220,796	$5	$(138)	$—	$—	$30,449,787
Transfers into Level 3(a)	—	—	—	3,933,901	—	—	—	—	3,933,901
Transfers out of Level 3(b)	—	—	—	(10,728,242)	—	—	—	—	(10,728,242)
Accrued discounts/premiums	—	—	1,497	8,626	—	—	—	—	10,123
Net realized gain (loss)	(65,300)	(238,995)	1,822	(453,287)	—	—	(46,375)	(25,422)	(827,557)
Net change in unrealized appreciation (depreciation)(c)(d)	25	163,673	24,343	104,388	—	138	46,375	25,422	364,364
Purchases	—	131,156	527,680	13,504,477	—	—	—	—	14,163,313
Sales	(2,634,700)	(339,670)	(1,822)	(14,596,267)	—	—	—	—	(17,572,459)

Closing Balance, as of October 31, 2019	$—	$245,313	$553,520	$18,994,392	$5	$—	$—	$—	$19,793,230

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2019(c)(d)	$—	$(132,453)	$24,343	$(290,497)	$—	$—	$—	$—	$(398,607)

(a)

As of October 31, 2018, the Trust used observable inputs in determining the value of certain investments. As of October 31, 2019, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of October 31, 2018, the Trust used significant unobservable inputs in determining the value of certain investments. As of October 31, 2019, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Consolidated Schedule of Investments October 31, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks — 0.6%

Aerospace & Defense — 0.6%
United Technologies Corp.		25,647	$3,683,211

Total Common Stocks — 0.6% (Cost — $2,968,842)			3,683,211

	Par (000)

Asset-Backed Securities — 19.4%
Ajax Mortgage Loan Trust, Series 2017-D(a):
Class A, 3.75%, 12/25/57	USD	3,020	3,118,329
Class B, 0.00%, 12/25/57(b)(c)(j)		933	419,989
ALM VI Ltd.(a)(d):
(3 mo. LIBOR US + 2.70%), 4.70%, 07/15/26		1,010	996,731
Series 2012-6A, Class BR3, (3 mo. LIBOR US + 1.75%), 3.75%, 07/15/26		1,200	1,175,328
ALM XII Ltd., Series 2015-12A, Class C1R2, 4.65%, 04/16/27(a)		545	539,246
American Homes 4 Rent Trust, Series 2014-SFR2, Class E, 6.23%, 10/17/36(a)		2,000	2,227,780
AMMC CLO 19 Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.00%), 9.00%, 10/15/28(a)(d)		1,000	948,509
Anchorage Capital CLO Ltd.(a)(d):
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.85%), 3.79%, 01/28/31		1,000	951,584
Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.40%), 7.40%, 01/15/30		860	786,926
Series 2015-6A, Class DR, (3 mo. LIBOR US + 3.55%), 5.55%, 07/15/30		1,000	969,963
Series 2016-8A, Class DR, (3 mo. LIBOR US + 3.00%), 4.94%, 07/28/28		1,000	994,539
Ares CLO Ltd., Series 2016-41A, Class D, (3 mo. LIBOR US + 4.20%), 6.20%, 01/15/29(a)(d)		900	895,652
Battalion CLO XI Ltd., Series 2017-11A, Class E, (3 mo. LIBOR US + 5.98%), 7.92%, 10/24/29(a)(d)		325	301,106
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE9, Class 2A, (1 mo. LIBOR US + 0.14%), 1.96%, 11/25/36(d)		2,705	2,643,945
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class CR, (3 mo. LIBOR US + 3.70%), 5.70%, 07/15/29(a)(d)		1,750	1,678,052
Benefit Street Partners CLO VI Ltd., Series 2015-VIA(a)(d):
Class BR, (3 mo. LIBOR US + 2.40%), 4.40%, 10/18/29		1,000	985,082
Class CR, (3 mo. LIBOR US + 3.45%), 5.45%, 10/18/29		1,000	964,427
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class CR, (3 mo. LIBOR US + 3.50%), 5.50%, 01/15/29(a)(d)		420	406,534
C-BASS Trust, Series 2006-CB7, Class A4, (1 mo. LIBOR US + 0.16%), 1.98%, 10/25/36(d)		6,636	5,081,983
Carrington Mortgage Loan Trust, Series 2006-FRE2(d):
Class A2, (1 mo. LIBOR US + 0.12%), 1.94%, 10/25/36		4,204	3,364,781
Class A5, (1 mo. LIBOR US + 0.08%), 1.90%, 03/25/35		8,661	6,895,215
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(a)(b)		3,473	3,478,932
Fremont Home Loan Trust(d):
Series 2006-A, Class 2A3, (1 mo. LIBOR US + 0.16%), 1.98%, 05/25/36		22,253	15,068,905
Series 2006-D, Class 2A3, (1 mo. LIBOR US + 0.15%), 1.97%, 11/25/36		20,406	9,204,524

Security	Par (000)		Value

Asset-Backed Securities (continued)
Galaxy CLO Ltd., Series 2015-21A, (3 mo. LIBOR US + 5.25%), 7.22%, 04/20/31(a)(d)	USD	500	$416,222
Galaxy CLO XXIX Ltd., Series 2018-29A, Class D, (3 mo. LIBOR US + 2.40%), 4.56%, 11/15/26(a)(d)		530	522,295
Highbridge Loan Management Ltd.(a)(d):
Series 4A-2014, Class BR, (3 mo. LIBOR US + 1.85%), 3.79%, 01/28/30		1,750	1,674,043
Series 8A-2016, Class ER, (3 mo. LIBOR US + 5.50%), 7.47%, 07/20/30		1,000	833,337
Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-E, Class 2A3, (1 mo. LIBOR US + 0.17%), 1.99%, 04/25/37(d)		10,494	7,756,072
HPS Loan Management Ltd., Series 10A-16, Class C, (3 mo. LIBOR US + 3.65%), 5.62%, 01/20/28(a)(d)		2,500	2,410,164
Invitation Homes Trust, Series 2018-SFR2, Class E, (1 mo. LIBOR US + 2.00%), 3.91%, 06/17/37(a)(d)		3,000	2,999,992
Long Beach Mortgage Loan Trust(d):
Series 2006-10, Class 2A3, (1 mo. LIBOR US + 0.16%), 1.98%, 11/25/36		11,472	5,429,017
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 1.98%, 08/25/36		6,468	3,590,538
Madison Park Funding X Ltd., Series 2012-10A(a)(d):
Class DR2, (3 mo. LIBOR US + 3.25%), 5.22%, 01/20/29		750	736,435
Class ER2, (3 mo. LIBOR US + 6.40%), 8.37%, 01/20/29		1,500	1,417,193
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 5.67%, 04/20/26(a)(d)		1,000	997,504
Mastr Asset-Backed Securities Trust, Series 2006-HE2, Class A3, (1 mo. LIBOR US + 0.15%), 1.97%, 06/25/36(d)		9,553	5,463,152
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ER, (3 mo. LIBOR US + 5.00%), 7.00%, 01/15/28(a)(d)		710	620,984
Oaktree CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 5.20%), 7.17%, 10/20/27(a)(d)		1,000	950,069
Octagon Investment Partners LLC, Series 2017-1A, Class E, (3 mo. LIBOR US + 6.30%), 8.27%, 07/20/30(a)(d)		500	453,488
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (3 mo. LIBOR US + 2.75%), 4.70%, 01/22/30(a)(d)		500	456,796
OHA Credit Partners VII Ltd., Series 2012-7A, Class DR, (3 mo. LIBOR US + 4.20%), 6.34%, 11/20/27(a)(d)		590	590,672
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.15%), 9.12%, 01/21/30(a)(d)		405	395,018
OZLM XIV Ltd., Series 2015-14A, Class CR, (3 mo. LIBOR US + 3.00%), 5.30%, 01/15/29(a)(d)		1,000	944,266
OZLM XV Ltd., Series 2016-15A, Class D, (3 mo. LIBOR US + 7.15%), 9.12%, 01/20/29(a)(d)		1,000	944,903
OZLM XXI Ltd., Series 2017-21A, Class D, (3 mo. LIBOR US + 5.54%), 7.51%, 01/20/31(a)(d)		250	210,966
Palmer Square Loan Funding Ltd., Series 2018-5A, Class D, (3 mo. LIBOR US + 4.25%), 6.22%, 01/20/27(a)(d)		500	494,301
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.22%), 8.40%, 11/14/29(a)(d)		1,750	1,631,873
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF2, 7.00%, 09/25/37		4,111	2,377,238
Rockford Tower CLO Ltd., Series 2017-2A, Class D, (3 mo. LIBOR US + 3.45%), 5.45%, 10/15/29(a)(d)		500	496,214

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)			Value

Asset-Backed Securities (continued)
Saxon Asset Securities Trust, Series 2007-3, Class 2A3, (1 mo. LIBOR US + 0.40%), 2.22%, 09/25/47(d)	USD	5,000		$4,781,655
Scholar Funding Trust, Series 2013-A, Class R, 0.00%(b)		—	(o)	1,614,536
TICP CLO VII Ltd., Series 2017-7A, Class E, (3 mo. LIBOR US + 6.51%), 8.51%, 07/15/29(a)(d)		500		474,082
Treman Park CLO Ltd., Series 2015-1A, Class DRR, (3 mo. LIBOR US + 2.65%), 4.62%, 10/20/28(a)(d)		1,500		1,443,124
TRESTLES CLO II Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 3.65%), 5.59%, 07/25/29(a)(d)		250		248,248
WaMu Asset-Backed Certificates Trust, Series 2007-HE3, Class 2A3, (1 mo. LIBOR US + 0.24%), 2.06%, 05/25/37(d)		8,526		7,665,028
Wellfleet CLO Ltd., Series 2017-3A, Class B, (3 mo. LIBOR US + 1.95%), 3.95%, 01/17/31(a)(d)		500		462,453
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 5.22%, 07/20/28(a)(d)		300		292,609
York CLO-2 Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.65%), 7.60%, 01/22/31(a)(d)		250		221,823

Total Asset-Backed Securities — 19.4% (Cost — $120,849,643)				126,114,372

Corporate Bonds — 75.5%

Aerospace & Defense — 2.9%
Amsted Industries, Inc., 5.63%, 07/01/27(a)		185		195,638
Arconic, Inc.:
5.40%, 04/15/21		12		12,380
5.87%, 02/23/22		1,065		1,138,815
5.13%, 10/01/24(e)		808		866,580
BBA US Holdings, Inc.(a):
5.38%, 05/01/26		322		336,490
4.00%, 03/01/28		487		483,347
Bombardier, Inc.(a):
8.75%, 12/01/21		709		750,654
5.75%, 03/15/22		120		117,600
6.00%, 10/15/22		10		9,750
6.13%, 01/15/23		408		396,780
7.50%, 12/01/24		181		175,457
7.50%, 03/15/25(e)		369		352,543
7.88%, 04/15/27(e)		1,759		1,657,857
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(a)(e)		448		474,880
Level 3 Financing, Inc., 4.63%, 09/15/27(a)		258		262,515
Lockheed Martin Corp., 4.09%, 09/15/52(e)		451		525,408
TransDigm UK Holdings PLC, 6.88%, 05/15/26		431		459,015
TransDigm, Inc.:
6.00%, 07/15/22(e)		325		330,525
6.25%, 03/15/26(a)(e)		6,814		7,299,497
5.50%, 11/15/27(a)(f)		1,679		1,673,443
Triumph Group, Inc., 6.25%, 09/15/24(a)		409		429,450
United Technologies Corp., 3.75%, 11/01/46(e)		700		776,296

				18,724,920

Air Freight & Logistics — 0.2%
FedEx Corp.(e):
3.90%, 02/01/35		500		511,717
4.75%, 11/15/45		500		539,111
XPO Logistics, Inc., 6.75%, 08/15/24(a)		22		23,815

				1,074,643

Airlines — 2.2%
Air Canada Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/21(a)		1,963		2,019,930

Security	Par (000)		Value

Airlines (continued)
American Airlines Group, Inc., 5.00%, 06/01/22(a)	USD	1,300	$1,355,250
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 01/15/23		1,242	1,302,218
Series 2017-1, Class B, 4.95%, 02/15/25		1,365	1,441,425
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20		465	443,494
Continental Airlines Pass-Through Trust, Class B:
Series 2007-1, 6.90%, 04/19/22		102	106,678
Series 2012-1, 6.25%, 04/11/20		196	198,675
Delta Air Lines Pass-Through Trust, Series 2007-1, Class B, 8.02%, 08/10/22		1,085	1,199,224
Latam Finance Ltd., 6.88%, 04/11/24(a)		737	779,378
United Airlines Pass-Through Trust(e):
Series 2014-2, Class B, 4.63%, 09/03/22		1,723	1,775,140
Series 2015-1, Class A, 3.70%, 12/01/22		3,570	3,678,731

			14,300,143

Auto Components — 1.0%
Allison Transmission, Inc.(a):
5.00%, 10/01/24		38	38,903
5.88%, 06/01/29		373	401,907
Aptiv PLC(e):
4.25%, 01/15/26		400	428,715
4.40%, 10/01/46		280	272,223
GKN Holdings Ltd., 4.63%, 05/12/32	GBP	100	132,914
Goodyear Tire & Rubber Co., 5.00%, 05/31/26	USD	77	79,599
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(e):
6.25%, 02/01/22		341	349,099
6.75%, 02/01/24		354	369,045
6.38%, 12/15/25		231	242,550
IHO Verwaltungs GmbH(g):
(4.38% PIK), 3.63%, 05/15/25	EUR	100	113,900
(4.63% PIK), 3.88%, 05/15/27		100	111,953
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
4.38%, 05/15/26		101	113,490
6.25%, 05/15/26(a)(e)	USD	1,526	1,613,287
8.50%, 05/15/27(a)(e)		2,068	2,083,510
Tesla, Inc., 5.30%, 08/15/25(a)		324	306,180

			6,657,275

Automobiles — 0.4%
General Motors Co., 6.25%, 10/02/43(e)		2,194	2,451,356

Banks — 0.7%
Allied Irish Banks PLC (5 year EUR Swap + 3.95%), 4.13%, 11/26/25(h)	EUR	100	115,684
Banco BPM SpA:
1.75%, 04/24/23		100	113,327
2.50%, 06/21/24		100	115,945
Barclays PLC:
4.38%, 09/11/24	USD	720	755,268
5.20%, 05/12/26		200	216,913
BBVA Bancomer SA, 6.75%, 09/30/22(a)		682	747,932
CIT Bank NA (Secured Overnight Financing Rate + 1.72%), 2.97%, 09/27/25(h)		292	294,373
CIT Group, Inc.:
5.00%, 08/01/23(e)		847	912,642
6.13%, 03/09/28		115	135,700
HSBC Holdings PLC, 4.38%, 11/23/26(e)		370	399,809
Promerica Financial Corp., 9.70%, 05/14/24(a)		200	207,188
Standard Chartered PLC (5 year USD ICE Swap + 1.97%), 4.87%, 03/15/33(a)(e)(h)		500	540,042

			4,554,823

CONSOLIDATED SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(e)	USD	2,160	$2,591,056
Central American Bottling Corp., 5.75%, 01/31/27(a)		637	670,044

			3,261,100

Biotechnology — 0.3%
Amgen, Inc., 4.40%, 05/01/45(e)		1,100	1,237,501
Gilead Sciences, Inc., 4.75%, 03/01/46(e)		700	837,886

			2,075,387

Building Materials — 0.0%
Cemex SAB de CV, 3.13%, 03/19/26	EUR	100	114,804
Jeld-Wen, Inc., 4.63%, 12/15/25(a)	USD	163	161,370

			276,174

Building Products — 0.4%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(a)		310	316,975
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/26(a)		317	332,945
Beacon Roofing Supply, Inc.(a):
4.88%, 11/01/25		21	20,634
4.50%, 11/15/26		104	106,080
Jeld-Wen, Inc., 4.88%, 12/15/27(a)		23	22,540
Masonite International Corp.(a):
5.75%, 09/15/26		106	112,492
5.38%, 02/01/28		146	154,395
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(a)		98	105,350
Standard Industries, Inc.(a):
5.50%, 02/15/23		72	73,598
5.38%, 11/15/24		522	537,034
6.00%, 10/15/25(e)		659	691,950
5.00%, 02/15/27		48	50,100
4.75%, 01/15/28		68	70,550

			2,594,643

Cable Television Services — 0.0%
Cincinnati Bell, Inc., 8.00%, 10/15/25(a)(e)		173	154,403

Capital Markets — 0.2%
Intercorp Peru Ltd., 3.88%, 08/15/29(a)		200	200,875
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	116,705
Owl Rock Capital Corp., 5.25%, 04/15/24	USD	106	112,675
Raymond James Financial, Inc., 4.95%, 07/15/46(e)		400	484,624
Stevens Holding Co., Inc., 6.13%, 10/01/26(a)		197	211,775

			1,126,654

Chemicals — 1.6%
Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(a)(g)		306	300,645
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(a)		2,170	2,180,850
Axalta Coating Systems LLC, 4.88%, 08/15/24(a)		265	273,613
Blue Cube Spinco LLC:
9.75%, 10/15/23		915	997,350
10.00%, 10/15/25		430	480,525
Chemours Co.:
6.63%, 05/15/23		266	264,585
4.00%, 05/15/26	EUR	100	100,438
5.38%, 05/15/27	USD	229	203,487
Cydsa SAB de CV, 6.25%, 10/04/27(a)(e)		914	942,277
Element Solutions, Inc., 5.88%, 12/01/25(a)(e)		1,716	1,791,345
GCP Applied Technologies, Inc., 5.50%, 04/15/26(a)		199	203,975
Monitchem HoldCo 3 SA, 5.25%, 03/15/25	EUR	100	113,342
NOVA Chemicals Corp., 4.88%, 06/01/24(a)	USD	80	81,200
OCI NV, 3.13%, 11/01/24	EUR	100	113,905
Orbia Advance Corp SAB de CV, 5.50%, 01/15/48(a)(e)	USD	526	533,364

Security	Par (000)		Value

Chemicals (continued)
PQ Corp.(a)(e):
6.75%, 11/15/22	USD	437	$451,202
5.75%, 12/15/25		644	666,540
Sherwin-Williams Co., 4.50%, 06/01/47(e)		310	347,723
WR Grace & Co-Conn(a)(e):
5.13%, 10/01/21		277	287,388
5.63%, 10/01/24		300	324,000

			10,657,754

Commercial Services & Supplies — 2.0%
ADT Security Corp.:
6.25%, 10/15/21		234	249,503
3.50%, 07/15/22		71	71,165
4.13%, 06/15/23		83	84,141
4.88%, 07/15/32(a)		685	592,730
Advanced Disposal Services, Inc., 5.63%, 11/15/24(a)		176	183,700
Allied Universal Holdco LLC/Allied Universal Finance Corp.(a):
6.63%, 07/15/26(e)		1,390	1,483,825
9.75%, 07/15/27		116	121,220
Aviation Capital Group LLC, 6.75%, 04/06/21(a)(e)		5,000	5,296,990
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(a)		455	469,219
Clean Harbors, Inc.(a):
4.88%, 07/15/27		329	342,963
5.13%, 07/15/29		205	218,325
Core & Main LP, 6.13%, 08/15/25(a)		1,079	1,096,534
Fortress Transportation & Infrastructure Investors LLC(a):
6.75%, 03/15/22		85	88,506
6.50%, 10/01/25		92	92,920
GFL Environmental, Inc., 8.50%, 05/01/27(a)		542	596,200
Harland Clarke Holdings Corp., 8.38%, 08/15/22(a)		470	374,825
KAR Auction Services, Inc., 5.13%, 06/01/25(a)(e)		283	295,381
Mobile Mini, Inc., 5.88%, 07/01/24(e)		585	608,400
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(a)(e)		188	195,990
United Rentals North America, Inc.:
4.63%, 10/15/25(e)		343	350,717
5.88%, 09/15/26		60	63,565
5.50%, 05/15/27		345	364,406

			13,241,225

Communications Equipment — 0.8%
CommScope, Inc.(a):
5.50%, 03/01/24(e)		1,124	1,139,174
6.00%, 03/01/26		225	231,187
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(a)		176	185,240
Nokia OYJ(e):
3.38%, 06/12/22		126	127,418
4.38%, 06/12/27		177	180,275
6.63%, 05/15/39		245	279,912
ViaSat, Inc., 5.63%, 04/15/27(a)		677	713,186
Zayo Group LLC/Zayo Capital, Inc.(e):
6.38%, 05/15/25		343	352,604
5.75%, 01/15/27(a)		1,764	1,792,894

			5,001,890

Construction & Engineering — 0.2%
Brand Industrial Services, Inc., 8.50%, 07/15/25(a)		403	390,910
frontdoor, Inc., 6.75%, 08/15/26(a)		436	474,695
SRS Distribution, Inc., 8.25%, 07/01/26(a)		315	315,000

			1,180,605

Construction Materials — 0.8%
American Builders & Contractors Supply Co., Inc.(a):
5.75%, 12/15/23		136	139,876
4.00%, 01/15/28		444	442,890

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Construction Materials (continued)
Core & Main Holdings LP, (8.625% Cash or 9.38% PIK), 8.63%, 09/15/24(a)(g)	USD	551	$548,245
HD Supply, Inc., 5.38%, 10/15/26(a)(e)		2,397	2,534,827
Navistar International Corp., 6.63%, 11/01/25(a)(e)		375	382,500
New Enterprise Stone & Lime Co., Inc.(a):
10.13%, 04/01/22		162	167,670
6.25%, 03/15/26		88	91,520
Performance Food Group, Inc., 5.50%, 10/15/27(a)		331	350,032
Williams Scotsman International, Inc.(a):
7.88%, 12/15/22		129	134,483
6.88%, 08/15/23		464	487,200

			5,279,243

Consumer Discretionary — 0.3%
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(a)(e)		156	155,220
Viking Cruises Ltd.(a)(e):
6.25%, 05/15/25		300	312,750
5.88%, 09/15/27		1,118	1,187,875

			1,655,845

Consumer Finance — 1.6%
Ally Financial, Inc., 8.00%, 11/01/31(e)		2,670	3,714,637
Credit Acceptance Corp., 6.63%, 03/15/26(a)		47	49,938
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(a)		457	470,710
Iron Mountain UK PLC, 3.88%, 11/15/25	GBP	100	129,567
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(g)	EUR	144	130,892
Muthoot Finance Ltd., 6.13%, 10/31/22(a)	USD	481	487,734
Navient Corp.:
5.00%, 10/26/20(e)		370	376,826
6.63%, 07/26/21(e)		141	148,931
7.25%, 09/25/23(e)		153	167,149
6.13%, 03/25/24		105	109,756
5.88%, 10/25/24		137	141,110
Refinitiv US Holdings, Inc.(a):
4.50%, 05/15/26	EUR	480	579,644
6.25%, 05/15/26	USD	50	54,313
8.25%, 11/15/26(e)		1,152	1,293,120
Springleaf Finance Corp.:
6.13%, 05/15/22		85	91,375
6.88%, 03/15/25		334	378,255
7.13%, 03/15/26		443	505,020
6.63%, 01/15/28		262	290,165
Verscend Escrow Corp., 9.75%, 08/15/26(a)(e)		1,453	1,545,629

			10,664,771

Containers & Packaging — 1.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.63%, 05/15/23(a)		1,312	1,343,160
4.13%, 08/15/26(a)(e)		310	313,395
4.75%, 07/15/27(a)	GBP	100	133,583
4.75%, 07/15/27		100	133,583
Berry Global, Inc., 4.88%, 07/15/26(a)	USD	526	552,957
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		513	535,444
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26(e)		543	569,770
Graphic Packaging International LLC, 4.75%, 07/15/27(a)		160	169,200
Greif, Inc., 6.50%, 03/01/27(a)		73	78,475
Intertape Polymer Group, Inc., 7.00%, 10/15/26(a)		237	247,926
LABL Escrow Issuer LLC, 6.75%, 07/15/26(a)		374	387,090
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(a)(e)		1,537	1,581,189

Security	Par (000)		Value

Containers & Packaging (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(a):
5.13%, 07/15/23	USD	172	$176,463
7.00%, 07/15/24		881	911,835
Sealed Air Corp.(a):
5.13%, 12/01/24		54	58,185
6.88%, 07/15/33		44	51,260
Suzano Austria GmbH, 6.00%, 01/15/29		1,201	1,324,703
Trivium Packaging Finance BV:
3.75%, 08/15/26	EUR	100	115,835
5.50%, 08/15/26(a)	USD	1,189	1,245,477
8.50%, 08/15/27(a)		1,508	1,607,905

			11,537,435

Diversified Consumer Services — 0.7%
APX Group, Inc.:
8.75%, 12/01/20		289	284,665
7.88%, 12/01/22		185	184,769
8.50%, 11/01/24(a)		166	164,755
Ascend Learning LLC(a):
6.88%, 08/01/25(e)		374	391,298
6.88%, 08/01/25		823	859,006
Graham Holdings Co., 5.75%, 06/01/26(a)		204	217,770
Laureate Education, Inc., 8.25%, 05/01/25(a)		138	149,730
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	100	137,793
Prime Security Services Borrower LLC/Prime Finance, Inc.(a):
9.25%, 05/15/23(e)	USD	236	248,272
5.25%, 04/15/24		407	416,666
5.75%, 04/15/26(e)		622	637,363
Service Corp. International, 5.13%, 06/01/29		294	313,110
ServiceMaster Co. LLC, 5.13%, 11/15/24(a)(e)		546	565,110
Verisure Holding AB, 3.50%, 05/15/23	EUR	100	114,894

			4,685,201

Diversified Financial Services — 1.3%
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	129,460
Cabot Financial Luxembourg II SA (3 mo. EURIBOR + 6.38%), 6.38%, 06/14/24(d)	EUR	100	115,294
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(a)	USD	264	275,880
Ford Motor Credit Co. LLC, 4.39%, 01/08/26(e)		1,250	1,246,483
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22	EUR	100	105,383
General Motors Financial Co., Inc., 4.25%, 05/15/23	USD	326	340,896
Gilex Holding Sarl, 8.50%, 05/02/23(a)		256	277,760
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)		2,888	3,014,572
Intrum AB, 3.00%, 09/15/27	EUR	100	107,905
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(g)		101	116,008
Lloyds Banking Group PLC (5 year CMT + 4.82%), 6.75%(h)(i)	USD	515	547,831
MSCI, Inc., 5.25%, 11/15/24(a)		127	130,492
Murphy Oil USA, Inc., 4.75%, 09/15/29		194	202,487
Spectrum Brands, Inc., 5.00%, 10/01/29(a)		132	135,135
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(a)(e)		953	980,399
Verisure Midholding AB, 5.75%, 12/01/23	EUR	100	114,847
WMG Acquisition Corp.:
4.13%, 11/01/24		90	103,406
5.50%, 04/15/26(a)	USD	197	206,850

			8,151,088

Diversified Telecommunication Services — 3.7%
AT&T, Inc.(e):
4.65%, 06/01/44		111	120,741

CONSOLIDATED SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
4.85%, 07/15/45	USD	389	$440,551
4.75%, 05/15/46		2,545	2,825,560
Axtel SAB de CV, 6.38%, 11/14/24(a)(e)		525	543,237
CenturyLink, Inc.:
5.63%, 04/01/25		211	222,362
Series P, 7.60%, 09/15/39		168	170,940
Series U, 7.65%, 03/15/42		379	384,685
Series W, 6.75%, 12/01/23(e)		886	984,656
Series Y, 7.50%, 04/01/24(e)		934	1,060,090
Cincinnati Bell, Inc., 7.00%, 07/15/24(a)(e)		452	407,930
DKT Finance ApS, 7.00%, 06/17/23	EUR	100	117,943
Embarq Corp., 8.00%, 06/01/36	USD	243	240,570
Frontier Communications Corp., 8.00%, 04/01/27(a)(e)		2,173	2,281,650
GCI LLC, 6.63%, 06/15/24(a)		182	197,243
Level 3 Financing, Inc.:
5.38%, 08/15/22		91	91,341
5.63%, 02/01/23		146	147,460
5.13%, 05/01/23(e)		360	364,500
5.38%, 05/01/25		146	150,928
5.25%, 03/15/26(e)		864	901,800
Oi SA, (8.00% Cash or 4.00% PIK), 10.00%, 07/27/25(g)		507	460,736
Telecom Argentina SA, 8.00%, 07/18/26(a)		262	234,408
Telecom Italia Capital SA:
6.38%, 11/15/33		82	90,381
6.00%, 09/30/34		473	504,928
7.20%, 07/18/36		23	26,910
7.72%, 06/04/38		71	86,975
Telecom Italia SpA:
4.00%, 04/11/24	EUR	100	123,387
5.30%, 05/30/24(a)(e)	USD	800	856,000
2.75%, 04/15/25	EUR	100	117,385
SoftBank Group Corp.:
4.00%, 04/20/23		240	285,378
4.50%, 04/20/25		100	120,456
Verizon Communications, Inc., 6.55%, 09/15/43(e)	USD	6,500	9,681,353

			24,242,484

Electric Utilities — 1.2%
Duke Energy Corp., 4.80%, 12/15/45(e)		1,500	1,805,919
Emera US Finance LP, 4.75%, 06/15/46(e)		200	234,769
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(a)		309	322,496
Enel Finance International NV, 3.63%, 05/25/27(a)(e)		1,250	1,305,044
Energuate Trust, 5.88%, 05/03/27(a)(e)		375	376,875
Inkia Energy Ltd., 5.88%, 11/09/27(a)(e)		455	472,347
NextEra Energy Operating Partners LP(a):
4.25%, 07/15/24		626	643,027
4.25%, 09/15/24		119	123,760
4.50%, 09/15/27		150	153,000
Southern Co., 4.40%, 07/01/46(e)		1,000	1,127,559
Talen Energy Supply LLC:
6.50%, 06/01/25		60	45,001
10.50%, 01/15/26(a)		60	51,600
TerraForm Power Operating LLC, 4.75%, 01/15/30(a)		410	423,838
Virginia Electric & Power Co., Series A, 6.00%, 05/15/37(e)		750	1,009,319

			8,094,554

Electronic Equipment, Instruments & Components — 0.5%
CDW LLC/CDW Finance Corp.:
5.50%, 12/01/24(e)		724	805,855
5.00%, 09/01/25		127	132,715
4.25%, 04/01/28		134	138,703
Corning, Inc., 4.38%, 11/15/57(e)		1,915	2,027,279
Itron, Inc., 5.00%, 01/15/26(a)		29	30,015

			3,134,567

Security	Par (000)		Value

Energy Equipment & Services — 0.5%
Apergy Corp., 6.38%, 05/01/26	USD	283	$276,633
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27(a)		173	178,605
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(a)(e)		466	465,417
Odebrecht Oil & Gas Finance Ltd., 0.00%, 12/31/49(a)(i)(j)	BRL	155	1,159
Pattern Energy Group, Inc., 5.88%, 02/01/24(a)	USD	263	269,575
Transocean, Inc.:
8.38%, 12/15/21		47	47,705
9.00%, 07/15/23(a)		1,046	1,065,612
7.25%, 11/01/25(a)		81	71,483
7.50%, 01/15/26(a)		183	162,870
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26(e)		329	332,290
6.88%, 09/01/27(a)		567	567,000

			3,438,349

Environmental, Maintenance, & Security Service — 0.2%
GFL Environmental, Inc., 7.00%, 06/01/26(a)		609	645,540
Tervita Corp., 7.63%, 12/01/21(a)(e)		383	378,212
Waste Pro USA, Inc., 5.50%, 02/15/26(a)		177	182,753

			1,206,505

Equity Real Estate Investment Trusts (REITs) — 1.5%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(a)		199	207,706
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)(e)		265	250,470
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		34	34,935
Iron Mountain, Inc., 4.88%, 09/15/27(a)		471	486,896
iStar, Inc.(e):
6.00%, 04/01/22		96	98,520
5.25%, 09/15/22		81	82,924
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		48	51,899
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24(e)		1,713	1,886,441
4.50%, 09/01/26(e)		715	759,688
5.75%, 02/01/27(a)		32	36,160
MPT Operating Partnership LP/MPT Finance Corp.:
5.50%, 05/01/24		88	90,310
5.00%, 10/15/27(e)		1,095	1,152,488
4.63%, 08/01/29		539	562,252
SBA Communications Corp., 4.88%, 09/01/24(e)		1,636	1,699,395
Starwood Property Trust, Inc., 5.00%, 12/15/21(e)		278	287,730
Trust F/1401, 6.95%, 01/30/44		1,738	2,007,390
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23(e)		168	182,583
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)		148	156,140

			10,033,927

Food & Staples Retailing — 0.4%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24(e)		206	216,042
5.75%, 03/15/25		94	97,262
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC(a):
7.50%, 03/15/26		127	141,129
5.88%, 02/15/28		414	441,945

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food & Staples Retailing (continued)
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	$131,238
BRF GmbH, 4.35%, 09/29/26	USD	200	199,313
Post Holdings, Inc., 5.50%, 12/15/29(a)		323	340,507
Tesco Corporate Treasury Services PLC, 2.50%, 05/02/25	GBP	100	132,536
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44(e)	USD	750	800,476

			2,500,448

Food Products — 1.4%
1011778 BC ULC/New Red Finance, Inc., 3.88%, 01/15/28(a)		501	503,655
Aramark Services, Inc.:
5.00%, 04/01/25(a)		347	361,314
4.75%, 06/01/26		252	258,615
5.00%, 02/01/28(a)(e)		681	711,645
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(a)(e)		492	472,320
Darling Ingredients, Inc., 5.25%, 04/15/27(a)		146	153,300
JBS Investments II GmbH, 5.75%, 01/15/28(a)		395	411,590
JBS USA LUX SA/JBS USA Finance, Inc.(a):
5.88%, 07/15/24		594	614,784
5.75%, 06/15/25(e)		1,153	1,201,282
6.75%, 02/15/28		464	511,850
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(a):
6.50%, 04/15/29		822	914,499
5.50%, 01/15/30		715	769,519
MARB BondCo PLC:
7.00%, 03/15/24		229	238,017
6.88%, 01/19/25(a)		637	662,878
MHP Lux SA, 6.25%, 09/19/29(a)		600	573,750
Post Holdings, Inc.(a):
5.50%, 03/01/25(e)		273	285,995
5.75%, 03/01/27(e)		294	313,001
5.63%, 01/15/28		86	92,020
Simmons Foods, Inc., 7.75%, 01/15/24(a)		279	301,669

			9,351,703

Health Care Equipment & Supplies — 1.0%
Avantor, Inc.(a)(e):
6.00%, 10/01/24		2,057	2,198,686
9.00%, 10/01/25		1,305	1,457,946
Hill-Rom Holdings, Inc., 4.38%, 09/15/27(a)		109	112,270
Hologic, Inc.(a):
4.38%, 10/15/25		225	230,519
4.63%, 02/01/28		179	187,279
Immucor, Inc., 11.13%, 02/15/22(a)		112	112,056
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(a)(e)		2,001	1,925,963
Teleflex, Inc.:
4.88%, 06/01/26		284	297,756
4.63%, 11/15/27		72	75,420

			6,597,895

Health Care Providers & Services — 3.5%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22		72	72,630
AHP Health Partners, Inc., 9.75%, 07/15/26(a)		252	271,530
Centene Corp.:
6.13%, 02/15/24		40	41,588
5.38%, 06/01/26(a)(e)		1,820	1,926,470
CHS/Community Health Systems, Inc.(a):
8.63%, 01/15/24		836	850,630
8.00%, 03/15/26(e)		876	856,290
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(a)(e)(g)		116	117,015

Security	Par (000)		Value

Health Care Providers & Services (continued)
Encompass Health Corp., 5.75%, 11/01/24	USD	45	$45,506
Envision Healthcare Crop., 8.75%, 10/15/26(a)		252	144,900
HCA, Inc.:
5.38%, 02/01/25(e)		1,326	1,456,942
5.88%, 02/15/26		54	60,750
5.38%, 09/01/26(e)		403	439,270
5.63%, 09/01/28		1,080	1,213,650
5.88%, 02/01/29		655	742,606
MEDNAX, Inc.(a):
5.25%, 12/01/23(e)		198	200,475
6.25%, 01/15/27		673	666,270
Molina Healthcare, Inc.:
5.38%, 11/15/22		207	218,385
4.88%, 06/15/25(a)		279	283,534
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(a)(e)		667	617,008
Northwell Healthcare, Inc., 4.26%, 11/01/47(e)		686	759,102
NVA Holdings, Inc., 6.88%, 04/01/26(a)		206	220,935
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(a)(e)(g)		698	584,575
Regional Care Hospital Partners Holdings, Inc., 8.25%, 05/01/23(a)(e)		711	758,993
Sotera Health Holdings LLC, 6.50%, 05/15/23(a)		433	441,119
Surgery Center Holdings, Inc.(a):
6.75%, 07/01/25(e)		513	474,525
10.00%, 04/15/27		317	320,963
Team Health Holdings, Inc., 6.38%, 02/01/25(a)(e)		313	201,885
Tenet Healthcare Corp.:
8.13%, 04/01/22(e)		1,295	1,400,283
4.63%, 07/15/24(e)		447	460,410
4.63%, 09/01/24(a)		446	457,418
4.88%, 01/01/26(a)		1,736	1,796,760
6.25%, 02/01/27(a)(e)		683	723,700
5.13%, 11/01/27(a)		1,184	1,231,360
UnitedHealth Group, Inc., 4.38%, 03/15/42(e)		750	860,030
Vizient, Inc., 6.25%, 05/15/27(a)		483	520,882
WellCare Health Plans, Inc.:
5.25%, 04/01/25		543	568,283
5.38%, 08/15/26(a)		387	411,671

			22,418,343

Health Care Technology — 0.4%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(a)		842	861,535
IQVIA, Inc.:
3.25%, 03/15/25	EUR	194	221,230
3.25%, 03/15/25(a)		100	114,036
5.00%, 10/15/26(a)	USD	548	578,140
5.00%, 05/15/27(a)		717	760,020

			2,534,961

Hotels, Restaurants & Leisure — 5.4%
1011778 BC ULC/New Red Finance, Inc.(a)(e):
4.25%, 05/15/24		28	28,735
5.00%, 10/15/25		1,959	2,007,975
Boyd Gaming Corp., 6.00%, 08/15/26		133	140,648
Boyne USA, Inc., 7.25%, 05/01/25(a)		260	284,050
Cedar Fair LP, 5.25%, 07/15/29(a)		329	352,852
Churchill Downs, Inc.(a):
5.50%, 04/01/27		965	1,022,900
4.75%, 01/15/28		309	319,815
Cirsa Finance International Sarl, 7.88%, 12/20/23(a)		200	211,308
EI Group PLC, 6.00%, 10/06/23	GBP	3,320	4,345,397
Eldorado Resorts, Inc.:
6.00%, 04/01/25	USD	106	111,433
6.00%, 09/15/26		138	151,283

CONSOLIDATED SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
GLP Capital LP/GLP Financing II, Inc.:
5.25%, 06/01/25	USD	124	$135,968
5.38%, 04/15/26		208	228,727
Golden Nugget, Inc., 6.75%, 10/15/24(a)(e)		1,507	1,552,361
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24(e)		382	388,685
5.13%, 05/01/26(e)		852	894,600
4.88%, 01/15/30(a)		1,208	1,283,500
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		246	260,140
IRB Holding Corp., 6.75%, 02/15/26(a)		139	141,433
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a):
5.00%, 06/01/24		45	46,688
5.25%, 06/01/26(e)		406	429,345
4.75%, 06/01/27		9	9,391
LHMC Finco 2 Sarl, (7.25% Cash or 8.00% PIK), 7.25%, 10/02/25(g)	EUR	100	111,948
Lions Gate Capital Holdings LLC(a):
6.38%, 02/01/24	USD	30	28,594
5.88%, 11/01/24		203	191,328
McDonald’s Corp., 3.70%, 01/30/26(e)		750	809,794
MGM Resorts International:
6.63%, 12/15/21(e)		1,419	1,537,841
7.75%, 03/15/22(e)		438	489,465
6.00%, 03/15/23		494	544,793
5.75%, 06/15/25		52	57,655
4.63%, 09/01/26		38	39,900
Motion Bondco DAC, 6.63%, 11/15/27(a)(f)		200	203,500
Scientific Games International, Inc.:
10.00%, 12/01/22(e)		380	390,925
5.00%, 10/15/25(a)(e)		872	898,160
3.38%, 02/15/26	EUR	300	338,772
8.25%, 03/15/26(a)	USD	1,008	1,065,960
Six Flags Entertainment Corp.(a):
4.88%, 07/31/24(e)		1,683	1,737,697
5.50%, 04/15/27		30	31,425
Station Casinos LLC, 5.00%, 10/01/25(a)		330	334,537
Stonegate Pub Co. Financing PLC:
(3 mo. LIBOR GBP + 6.25%), 7.03%, 03/15/22(d)	GBP	100	129,859
4.88%, 03/15/22		100	132,194
Unique Pub Finance Co. PLC:
Series M, 7.40%, 03/28/24		6,400	9,493,968
Series N, 6.46%, 03/30/32		100	157,495
Wyndham Destinations, Inc.:
5.40%, 04/01/24	USD	16	16,960
5.75%, 04/01/27		76	83,030
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(a)		201	209,542
Wynn Macau Ltd., 5.50%, 10/01/27(a)		600	616,125
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(a)		586	612,370
Yum! Brands, Inc.:
3.88%, 11/01/23		110	113,870
4.75%, 01/15/30(a)		463	485,571
5.35%, 11/01/43		85	83,300

			35,293,812

Household Durables — 0.8%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.(a):
6.13%, 07/01/22(e)		599	608,734
6.25%, 09/15/27		288	293,760
Controladora Mabe SA de CV, 5.60%, 10/23/28(a)		624	685,776

Security	Par (000)		Value

Household Durables (continued)
Lennar Corp.:
6.25%, 12/15/21(e)	USD	450	$474,750
4.88%, 12/15/23		146	156,220
4.75%, 05/30/25(e)		410	438,700
5.25%, 06/01/26		32	35,200
4.75%, 11/29/27(e)		425	459,000
Mattamy Group Corp.(a):
6.88%, 12/15/23		133	137,821
6.50%, 10/01/25		205	216,787
MDC Holdings, Inc., 6.00%, 01/15/43		144	149,940
Meritage Homes Corp., 5.13%, 06/06/27		91	98,053
PulteGroup, Inc.:
6.38%, 05/15/33(e)		469	532,315
6.00%, 02/15/35		48	52,800
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)		312	348,410
Tempur Sealy International, Inc., 5.50%, 06/15/26(e)		191	199,834
Toll Brothers Finance Corp., 3.80%, 11/01/29		78	76,635
TRI Pointe Group, Inc., 4.88%, 07/01/21		66	67,815

			5,032,550

Household Products — 0.1%
ACCO Brands Corp., 5.25%, 12/15/24(a)		102	105,825
Energizer Holdings, Inc.(a):
6.38%, 07/15/26		54	57,580
7.75%, 01/15/27(e)		505	559,288
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	111,669

			834,362

Independent Power and Renewable Electricity Producers — 1.2%
Calpine Corp.:
5.38%, 01/15/23(e)	USD	1,331	1,352,562
5.88%, 01/15/24(a)(e)		453	462,966
5.50%, 02/01/24		77	77,193
5.75%, 01/15/25(e)		513	526,466
5.25%, 06/01/26(a)(e)		654	680,160
Clearway Energy Operating LLC:
5.38%, 08/15/24(e)		379	384,211
5.75%, 10/15/25		255	261,694
Genneia SA, 8.75%, 01/20/22(a)(e)		1,061	715,843
NRG Energy, Inc.:
6.63%, 01/15/27(e)		1,326	1,437,053
5.75%, 01/15/28(e)		461	499,033
5.25%, 06/15/29(a)		676	725,010
QEP Resources, Inc., 5.38%, 10/01/22		192	188,175
TerraForm Power Operating LLC(a):
4.25%, 01/31/23		214	220,420
5.00%, 01/31/28		214	225,706

			7,756,492

Industrial Conglomerates — 0.3%
Algeco Global Finance PLC, 6.50%, 02/15/23	EUR	100	110,983
BWX Technologies, Inc., 5.38%, 07/15/26(a)	USD	470	497,754
Icahn Enterprises LP/Icahn Enterprises Finance Corp, 6.25%, 05/15/26		510	540,600
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 09/15/24(a)		96	96,960
Vertiv Group Corp., 9.25%, 10/15/24(a)		490	461,825

			1,708,122

Insurance — 1.3%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(a)		206	218,556
Algeco Global Finance PLC, 8.00%, 02/15/23(a)		200	197,000
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(a)		1,159	1,205,487
AmWINS Group, Inc., 7.75%, 07/01/26(a)		262	281,650

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Insurance (continued)
Aon PLC, 3.88%, 12/15/25(e)	USD	1,280	$1,384,586
Assicurazioni Generali SpA, 2.12%, 10/01/30	EUR	100	113,125
CNO Financial Group, Inc., 5.25%, 05/30/29	USD	417	459,897
GTCR AP Finance, Inc., 8.00%, 05/15/27(a)		334	341,515
HUB International Ltd., 7.00%, 05/01/26(a)		1,466	1,508,148
Nationstar Mortgage Holdings, Inc.(a):
8.13%, 07/15/23		846	896,760
9.13%, 07/15/26		171	187,459
Nationwide Building Society (5 year USD ICE Swap + 1.85%), 4.13%, 10/18/32(a)(e)(h)		690	703,496
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(a)(e)		700	810,351

			8,308,030

Interactive Media & Services — 0.7%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(a)		359	380,540
Match Group, Inc., 5.63%, 02/15/29(a)		209	223,891
Netflix, Inc.:
4.88%, 04/15/28		89	91,963
5.88%, 11/15/28(e)		904	995,530
3.88%, 11/15/29	EUR	100	114,112
5.38%, 11/15/29(a)	USD	700	736,750
3.63%, 06/15/30	EUR	100	111,403
4.88%, 06/15/30(a)	USD	610	616,710
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)(e)		182	166,530
Sabre GLBL, Inc., 5.25%, 11/15/23(a)(e)		305	312,625
Uber Technologies, Inc.(a):
7.50%, 11/01/23(e)		301	306,343
7.50%, 09/15/27		414	407,790

			4,464,187

IT Services — 0.6%
Banff Merger Sub, Inc.:
8.38%, 09/01/26	EUR	130	135,907
9.75%, 09/01/26(a)	USD	1,899	1,768,444
Gartner, Inc., 5.13%, 04/01/25(a)(e)		207	217,081
InterXion Holding NV, 4.75%, 06/15/25	EUR	100	121,273
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(a)	USD	912	955,347
WEX, Inc., 4.75%, 02/01/23(a)		108	109,081
Xerox Corp., 4.80%, 03/01/35		398	337,305

			3,644,438

Leisure Products — 0.1%
Mattel, Inc., 6.75%, 12/31/25(a)(e)		846	883,013

Machinery — 0.7%
Colfax Corp.(a):
6.00%, 02/15/24		680	720,800
6.38%, 02/15/26		321	347,483
Manitowoc Co., Inc., 9.00%, 04/01/26(a)		262	252,070
Mueller Water Products, Inc., 5.50%, 06/15/26(a)		377	395,379
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	118	123,635
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(a)(e)	USD	607	625,969
SPX FLOW, Inc.(a):
5.63%, 08/15/24		228	237,405
5.88%, 08/15/26		93	97,418
Terex Corp., 5.63%, 02/01/25(a)(e)		419	420,047
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(a)(e)		946	886,875
Wabash National Corp., 5.50%, 10/01/25(a)(e)		286	278,850

			4,385,931

Security	Par (000)		Value

Media — 7.9%
Altice Financing SA(a):
6.63%, 02/15/23	USD	633	$650,218
7.50%, 05/15/26		1,249	1,327,062
Altice France SA:
7.38%, 05/01/26(a)(e)		2,017	2,159,894
5.88%, 02/01/27	EUR	100	122,956
8.13%, 02/01/27(a)	USD	780	864,825
Altice Luxembourg SA:
7.63%, 02/15/25(a)		798	822,937
8.00%, 05/15/27	EUR	100	122,279
10.50%, 05/15/27(a)	USD	1,362	1,540,762
AMC Networks, Inc., 4.75%, 08/01/25		878	885,682
CCO Holdings LLC/CCO Holdings Capital Corp.(a):
4.00%, 03/01/23		421	428,367
5.13%, 05/01/27(e)		1,639	1,727,096
5.88%, 05/01/27		54	57,240
5.00%, 02/01/28(e)		145	151,656
5.38%, 06/01/2(e)		1,661	1,773,117
4.75%, 03/01/30		261	266,142
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/45		3,000	3,689,186
Clear Channel Worldwide Holdings, Inc.(a):
9.25%, 02/15/24(e)		1,631	1,794,100
5.13%, 08/15/27		2,104	2,190,117
Comcast Corp.(e):
4.60%, 08/15/45		1,750	2,096,555
4.70%, 10/15/48		2,750	3,386,455
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(a)(I)		1,737	1,804,309
CSC Holdings LLC:
5.38%, 07/15/23(a)(e)		980	1,004,480
5.25%, 06/01/24		633	682,057
7.75%, 07/15/25(a)(e)		284	304,590
6.63%, 10/15/25(a)		288	306,720
10.88%, 10/15/25(a)(e)		1,603	1,808,921
5.50%, 05/15/26(a)		200	210,750
5.38%, 02/01/28(a)		200	211,500
6.50%, 02/01/29(a)		368	411,010
5.75%, 01/15/30(a)		1,057	1,111,171
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(a)		999	1,043,955
Discovery Communications LLC, 4.95%, 05/15/42(e)		400	422,508
DISH DBS Corp.(e):
6.75%, 06/01/21		397	416,850
5.88%, 07/15/22		1,207	1,262,293
5.00%, 03/15/23		303	305,272
5.88%, 11/15/24		214	214,535
Entercom Media Corp., 6.50%, 05/01/27(a)		338	353,210
Gray Television, Inc., 7.00%, 05/15/27(a)		270	295,312
Hughes Satellite Systems Corp., 5.25%, 08/01/26(e)		217	232,461
iHeartCommunications, Inc.:
6.38%, 05/01/26		192	205,721
5.25%, 08/15/27(a)		386	398,236
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		757	707,795
8.50%, 10/15/24(a)(e)		768	773,914
9.75%, 07/15/25(a)		685	710,811
Lamar Media Corp., 5.75%, 02/01/26		146	154,943
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(a)		400	410,500
Level 3 Parent LLC, 5.75%, 12/01/22		99	99,248

CONSOLIDATED SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
Live Nation Entertainment, Inc.(a):
4.88%, 11/01/24	USD	34	$35,190
4.75%, 10/15/27		286	298,184
MDC Partners, Inc., 6.50%, 05/01/24(a)		126	120,488
Meredith Corp., 6.88%, 02/01/26		68	70,090
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(a)		209	218,928
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.88%, 03/15/25		64	66,080
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(a)		203	212,135
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/23(a)		71	72,598
Sable International Finance Ltd., 5.75%, 09/07/27(a)		200	208,250
SES SA (5 year EUR Swap + 5.40%), 5.63%(h)(i)	EUR	100	126,587
Sirius XM Radio, Inc.(a):
4.63%, 07/15/24	USD	181	189,145
5.00%, 08/01/27(e)		308	323,785
5.50%, 07/01/29		579	625,870
TEGNA, Inc., 5.50%, 09/15/24(a)		79	81,444
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(a)		600	638,100
United Group BV, 4.88%, 07/01/24	EUR	100	115,155
Univision Communications, Inc.(a):
5.13%, 05/15/23(e)	USD	593	593,000
5.13%, 02/15/25		70	68,338
UPC Holding BV, 3.88%, 06/15/29	EUR	100	115,555
Viacom, Inc., 5.85%, 09/01/43(e)	USD	645	789,655
Videotron Ltd., 5.13%, 04/15/27(a)(e)		519	551,437
Virgin Media Finance PLC, 5.75%, 01/15/25(a)(e)		1,050	1,081,500
Virgin Media Secured Finance PLC:
4.88%, 01/15/27	GBP	130	174,289
6.25%, 03/28/29		158	217,024
5.50%, 05/15/29(a)	USD	400	425,000
VZ Vendor Financing BV, 2.50%, 01/31/24(f)	EUR	100	111,675
Ziggo Bond Co. BV, 6.00%, 01/15/27(a)	USD	638	666,710
Ziggo BV(a):
5.50%, 01/15/27(e)		613	646,715
4.88%, 01/15/30		217	220,867

			50,983,512

Metals & Mining — 2.1%
BHP Billiton Finance USA Ltd., 4.13%, 02/24/42(e)		250	289,789
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(a)		263	270,233
Constellium SE(a):
5.75%, 05/15/24		256	263,386
6.63%, 03/01/25(e)		300	313,965
5.88%, 02/15/26(e)		1,693	1,764,952
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		751	759,449
3.88%, 03/15/23		1,246	1,264,690
5.00%, 09/01/27		259	264,504
5.25%, 09/01/29		282	287,020
5.40%, 11/14/34		184	179,630
5.45%, 03/15/43		2,132	1,982,760
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(a)		254	269,089
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(a)(e)		322	310,730
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(a)		155	164,106
Kaiser Aluminum Corp., 5.88%, 05/15/24		124	128,960
Nexa Resources SA, 5.38%, 05/04/27(a)(e)		857	907,349

Security	Par (000)		Value

Metals & Mining (continued)
Novelis Corp.(a):
6.25%, 08/15/24(e)	USD	1,739	$1,821,602
5.88%, 09/30/26		538	564,954
Rio Tinto Finance USA PLC, 4.75%, 03/22/42(e)		400	497,195
thyssenkrupp AG:
1.88%, 03/06/23	EUR	43	47,869
2.88%, 02/22/24		100	114,751
Usiminas International Sarl, 5.88%, 07/18/26(a)		200	203,500
Vale Overseas Ltd., 6.25%, 08/10/26(e)	USD	680	792,744

			13,463,227

Multi-Utilities — 0.1%
Superior Plus LP/Superior General Partner, Inc., 7.00%, 07/15/26(a)		371	398,825

Multiline Retail — 0.1%
Target Corp., 4.00%, 07/01/42(e)		300	347,781

Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 4.63%, 02/10/26(a)		225	231,644

Oil, Gas & Consumable Fuels — 7.8%
Aker BP ASA, 4.75%, 06/15/24(a)		604	628,160
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24		65	53,788
Antero Resources Corp., 5.38%, 11/01/21		194	173,145
Apache Corp., 4.75%, 04/15/43(e)		800	729,928
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(a)		285	269,696
Berry Petroleum Co. LLC, 7.00%, 02/15/26(a)		244	226,920
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/25		188	147,580
Callon Petroleum Co.:
6.13%, 10/01/24		216	205,200
Series WI, 6.38%, 07/01/26		366	341,295
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23(e)		374	347,820
8.25%, 07/15/25		229	217,550
Centennial Resource Production LLC, 6.88%, 04/01/27(a)		302	295,960
Cheniere Energy Partners LP:
5.63%, 10/01/26		492	519,675
4.50%, 10/01/29(a)		759	773,231
Series WI, 5.25%, 10/01/25		57	58,995
Chesapeake Energy Corp.:
6.63%, 08/15/20		352	346,614
4.88%, 04/15/22		773	614,052
5.75%, 03/15/23		248	181,040
7.00%, 10/01/24(e)		164	110,700
8.00%, 03/15/26(a)		167	106,045
CNX Resources Corp., 5.88%, 04/15/22(e)		1,473	1,439,857
Comstock Resources, Inc., 9.75%, 08/15/26		266	210,140
CONSOL Energy, Inc., 11.00%, 11/15/25(a)(e)		498	417,075
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(a)		341	252,340
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.25%, 04/01/23		18	18,310
5.63%, 05/01/27(a)		471	473,953
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)(e)		1,295	1,265,888
DCP Midstream Operating LP:
5.38%, 07/15/25		262	275,506
5.13%, 05/15/29		186	188,189
6.45%, 11/03/36(a)(e)		254	260,985
6.75%, 09/15/37(a)(e)		418	435,765

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Denbury Resources, Inc.(a):
9.00%, 05/15/21	USD	333	$291,375
9.25%, 03/31/22		356	291,920
eG Global Finance PLC, 6.75%, 02/07/25(a)		470	470,000
Enbridge, Inc. (3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78(h)		1,865	2,005,770
Endeavor Energy Resources LP/EER Finance, Inc.(a):
5.50%, 01/30/26		670	690,113
5.75%, 01/30/28		424	446,268
Energy Transfer Operating LP(e):
6.13%, 12/15/45		500	583,674
5.30%, 04/15/47		350	368,683
EnLink Midstream LLC, 5.38%, 06/01/29		98	86,975
EnLink Midstream Partners LP:
4.40%, 04/01/24		281	263,438
4.15%, 06/01/25		28	25,266
4.85%, 07/15/26		127	116,205
5.60%, 04/01/44		211	161,943
5.05%, 04/01/45		264	198,000
5.45%, 06/01/47		33	25,245
Enterprise Products Operating LLC (3 mo. LIBOR US + 2.57%), 5.38%, 02/15/78(h)		420	412,650
Extraction Oil & Gas, Inc.(a):
7.38%, 05/15/24		349	143,090
5.63%, 02/01/26(e)		706	300,050
Frontera Energy Corp., 9.70%, 06/25/23(a)		697	741,434
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00%, 05/15/23		93	90,675
5.63%, 06/15/24		48	44,880
6.50%, 10/01/25(e)		111	105,450
6.25%, 05/15/26		133	123,025
Geopark Ltd., 6.50%, 09/21/24(a)		228	234,911
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(a)(e)		636	516,750
Hess Corp., 4.30%, 04/01/27(e)		750	788,142
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(a)		249	260,516
Impulsora Pipeline LLC, 6.05%, 12/31/42(b)		1,665	1,798,893
Indigo Natural Resources LLC, 6.88%, 02/15/26(a)		352	320,320
Kinder Morgan Energy Partners LP, 4.25%, 09/01/24(e)		2,500	2,679,899
Matador Resources Co., 5.88%, 09/15/26		399	382,541
MEG Energy Corp.(a):
6.38%, 01/30/23		302	285,390
7.00%, 03/31/24		96	90,000
6.50%, 01/15/25(e)		906	942,240
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 01/15/28		432	452,520
MPLX LP, 4.25%, 12/01/27(a)		235	247,119
Murphy Oil Corp.:
5.75%, 08/15/25		118	119,625
5.63%, 12/01/42		126	107,247
Nabors Industries, Inc., 4.63%, 09/15/21		221	204,978
Neptune Energy Bondco PLC, 6.63%, 05/15/25(a)		200	199,000
NGPL PipeCo LLC, 7.77%, 12/15/37(a)(e)		270	348,103
Noble Holding International Ltd.(e):
7.75%, 01/15/24		21	12,600
7.88%, 02/01/26(a)		214	141,240
NuStar Logistics LP, 6.00%, 06/01/26		194	207,328
Occidental Petroleum Corp., 4.50%, 07/15/44		500	506,187
Odebrecht Offshore Drilling Finance Ltd.(a):
6.72%, 12/01/22(e)	BRL	254	248,739
(7.72% PIK), 7.72%, 12/01/26(g)		31	7,632
Pacific Drilling SA, 8.38%, 10/01/23(a)(e)	USD	735	585,703

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Parsley Energy LLC/Parsley Finance Corp.(a):
6.25%, 06/01/24	USD	163	$169,724
5.38%, 01/15/25(e)		284	292,372
5.25%, 08/15/25		70	71,751
5.63%, 10/15/27		340	351,050
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/25(e)		163	170,335
PDC Energy, Inc.:
1.13%, 09/15/21(k)		1,047	942,182
6.13%, 09/15/24		132	128,123
5.75%, 05/15/26		121	113,135
Petrobras Global Finance BV:
8.38%, 05/23/21(e)		126	137,852
6.13%, 01/17/22(e)		310	332,365
5.30%, 01/27/25		908	985,634
8.75%, 05/23/26(e)		637	815,360
7.38%, 01/17/27		80	96,880
6.00%, 01/27/28(e)		1,093	1,226,414
7.25%, 03/17/44		480	583,200
Petroleos Mexicanos:
6.50%, 03/13/27(e)		424	449,639
5.35%, 02/12/28		199	196,513
QEP Resources, Inc.:
6.88%, 03/01/21		410	410,512
5.25%, 05/01/23		198	188,100
5.63%, 03/01/26		312	279,240
Range Resources Corp.:
5.75%, 06/01/21		102	101,363
5.88%, 07/01/22		149	141,550
5.00%, 08/15/22(e)		255	235,875
Rowan Cos., Inc., 4.88%, 06/01/22		630	422,100
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24		10	11,160
Saudi Arabian Oil Co.:
3.50%, 04/16/29(a)		225	232,840
3.50%, 04/16/29		449	464,645
Shell International Finance BV, 4.38%, 05/11/45(e)		450	545,933
SM Energy Co.:
6.13%, 11/15/22		176	167,640
5.00%, 01/15/24		165	146,025
5.63%, 06/01/25(e)		147	124,585
6.75%, 09/15/26		143	122,623
6.63%, 01/15/27		41	34,543
Southwestern Energy Co.:
6.20%, 01/23/25		136	119,680
7.75%, 10/01/27(e)		144	123,840
SRC Energy, Inc., 6.25%, 12/01/25		144	134,611
Suncor Energy, Inc., 6.50%, 06/15/38(e)		800	1,099,094
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27		168	176,400
Series WI, 4.88%, 01/15/23		253	259,641
Series WI, 5.50%, 02/15/26		38	39,286
Series WI, 5.88%, 03/15/28		147	154,353
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a):
4.75%, 10/01/23		31	30,225
5.50%, 09/15/24(e)		572	556,270
5.50%, 01/15/28		385	361,900
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 02/01/25		156	159,903
5.88%, 04/15/26(e)		325	339,251
5.38%, 02/01/27		2	2,048
6.50%, 07/15/27(a)		384	410,888

CONSOLIDATED SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
5.00%, 01/15/28(e)	USD	301	$297,990
6.88%, 01/15/29(a)		1,204	1,301,825
Viper Energy Partners LP, 5.38%, 11/01/27(a)		145	146,450
Whiting Petroleum Corp., 6.63%, 01/15/26		21	13,020
Williams Partners LP, 4.50%, 11/15/23(e)		1,750	1,870,518
WPX Energy, Inc.:
8.25%, 08/01/23		123	137,145
5.25%, 09/15/24(e)		143	144,430
5.75%, 06/01/26		50	50,250
YPF SA, 8.50%, 07/28/25		906	717,552

			50,596,987

Oil: Crude Producers — 0.1%
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(a)		691	714,390

Paper & Forest Products — 0.0%
Norbord, Inc., 6.25%, 04/15/23(a)		182	193,603

Pharmaceuticals — 2.7%
AbbVie, Inc., 4.45%, 05/14/46(e)		1,000	1,033,550
Allergan Funding SCS, 4.75%, 03/15/45(e)		500	532,174
Allergan Sales LLC, 5.00%, 12/15/21(a)(e)		718	753,766
Bausch Health Americas, Inc.(a):
8.50%, 01/31/27		997	1,118,833
9.25%, 04/01/26		61	69,008
Bausch Health Cos., Inc.:
5.50%, 03/01/23(a)(e)		876	883,665
4.50%, 05/15/23	EUR	552	622,418
5.88%, 05/15/23(a)(e)	USD	207	210,105
7.00%, 03/15/24(a)(e)		566	592,135
6.13%, 04/15/25(a)		331	343,619
5.50%, 11/01/25(a)(e)		1,854	1,937,449
9.00%, 12/15/25(a)		608	682,602
5.75%, 08/15/27(a)		423	459,352
7.00%, 01/15/28(a)		592	638,620
7.25%, 05/30/29(a)		697	767,571
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27(a)		399	416,955
Charles River Laboratories International, Inc.(a):
5.50%, 04/01/26		514	547,410
4.25%, 05/01/28		171	174,223
CVS Health Corp., 5.05%, 03/25/48(e)		1,110	1,279,420
Eagle Holding Co. II LLC, (7.750% Cash or 8.50% PIK), 7.75%, 05/15/22(a)(e)(g)		407	413,105
Elanco Animal Health, Inc., 4.90%, 08/28/28		363	394,675
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(a)(e)		1,770	1,831,950
Mylan NV, 3.95%, 06/15/26(e)		650	676,237
Nidda BondCo GmbH, 7.25%, 09/30/25	EUR	100	117,674
Par Pharmaceutical, Inc., 7.50%, 04/01/27(a)	USD	821	779,950
Rossini Sarl, 6.75%, 10/30/25	EUR	166	204,635

			17,481,101

Professional Services — 0.3%
Dun & Bradstreet Corp.(a):
6.88%, 08/15/26	USD	1,077	1,177,619
10.25%, 02/15/27		480	526,209

			1,703,828

Real Estate — 0.0%
Iron Mountain, Inc., 4.88%, 09/15/29(a)		277	283,579

Real Estate Management & Development — 0.1%
ADLER Real Estate AG:
1.88%, 04/27/23	EUR	100	111,998
3.00%, 04/27/26		100	114,992
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(a)	USD	208	216,840

Security	Par (000)		Value

Real Estate Management & Development (continued)
Howard Hughes Corp., 5.38%, 03/15/25(a)(e)	USD	218	$226,448
Newmark Group, Inc., 6.13%, 11/15/23		128	139,601
Residomo SRO, 3.38%, 10/15/24	EUR	100	116,026

			925,905

Road & Rail — 0.9%
Burlington Northern Santa Fe LLC, 4.38%, 09/01/42(e)	USD	500	578,947
Europcar Mobility Group, 4.00%, 04/30/26	EUR	100	103,727
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(a)	USD	203	192,850
Herc Holdings, Inc., 5.50%, 07/15/27(a)		511	529,524
Hertz Corp., 7.63%, 06/01/22(a)(e)		599	622,211
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	100	114,584
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(a)(e)	USD	2,201	2,580,136
Union Pacific Corp., 4.05%, 11/15/45(e)		500	545,916
United Rentals North America, Inc.:
3.88%, 11/15/27(f)		314	317,218
5.25%, 01/15/30		170	178,712

			5,763,825

Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		89	100,349
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27(e)		2,600	2,625,473
Qorvo, Inc., 5.50%, 07/15/26		452	482,501
QUALCOMM, Inc., 4.65%, 05/20/35(e)		400	469,013
Sensata Tech, Inc., 4.38%, 02/15/30(a)		241	242,657
Sensata Technologies BV, 5.00%, 10/01/25(a)		368	396,594
Sensata Technologies UK Financing Co. PLC, 6.25%, 02/15/26(a)		222	237,401

			4,553,988

Software — 2.9%
ACI Worldwide, Inc., 5.75%, 08/15/26(a)		833	882,980
CA, Inc., 3.60%, 08/15/22(e)		660	674,057
Camelot Finance SA, 4.50%, 11/01/26(a)		810	818,424
CDK Global, Inc.:
4.88%, 06/01/27		858	904,117
5.25%, 05/15/29(a)		164	174,148
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(a)(e)		1,244	1,343,520
Infor US, Inc., 6.50%, 05/15/22(e)		2,690	2,726,987
Informatica LLC, 7.13%, 07/15/23(a)(e)		1,011	1,027,429
Microsoft Corp., 3.70%, 08/08/46(e)		1,750	1,991,423
Nuance Communications, Inc., 5.63%, 12/15/26		153	162,379
Oracle Corp., 4.00%, 07/15/46(e)		1,500	1,668,376
PTC, Inc., 6.00%, 05/15/24(e)		269	285,812
Refinitiv US Holdings, Inc., 4.50%, 05/15/26	EUR	118	142,496
RP Crown Parent LLC, 7.38%, 10/15/24(a)(e)	USD	900	933,579
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(a)(e)		1,872	1,958,580
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(a)		54	55,451
SS&C Technologies, Inc., 5.50%, 09/30/27(a)(e)		1,710	1,829,700
TIBCO Software, Inc., 11.38%, 12/01/21(a)		929	960,354
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(a)		404	396,930

			18,936,742

Specialty Retail — 0.9%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		395	407,837
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(a)		384	396,480
eG Global Finance PLC:
6.25%, 10/30/25	EUR	142	163,520
8.50%, 10/30/25(a)	USD	299	314,064
Group 1 Automotive, Inc., 5.25%, 12/15/23(a)		53	54,325
IAA, Inc., 5.50%, 06/15/27(a)		443	474,630

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Specialty Retail (continued)
L Brands, Inc.:
6.88%, 11/01/35(e)	USD	478	$406,300
6.75%, 07/01/36		79	65,570
Lowe’s Cos., Inc., 4.65%, 04/15/42(e)		400	457,659
Penske Automotive Group, Inc., 5.50%, 05/15/26		32	33,440
PetSmart, Inc.(a):
7.13%, 03/15/23		194	179,450
5.88%, 06/01/25(e)		1,074	1,058,030
Staples, Inc.(a):
7.50%, 04/15/26(e)		1,472	1,531,174
10.75%, 04/15/27		293	304,720

			5,847,199

Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc., 4.65%, 02/23/46(e)		1,500	1,879,869
Dell International LLC/EMC Corp.(a):
4.42%, 06/15/21		25	25,819
7.13%, 06/15/24(e)		1,104	1,170,516
NCR Corp.(a):
5.75%, 09/01/27		259	265,475
6.13%, 09/01/29		280	293,300
Western Digital Corp., 4.75%, 02/15/26		698	713,286

			4,348,265

Textiles, Apparel & Luxury Goods — 0.0%
William Carter Co., 5.63%, 03/15/27(a)		189	202,230

Thrifts & Mortgage Finance — 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(a)(e):
5.25%, 03/15/22		27	27,979
5.25%, 10/01/25		338	343,070

			371,049

Tobacco — 0.4%
Altria Group, Inc., 4.50%, 05/02/43(e)		750	755,153
Philip Morris International, Inc., 4.38%, 11/15/41(e)		900	988,899
Reynolds American, Inc., 5.85%, 08/15/45		715	794,981

			2,539,033

Transportation Infrastructure — 0.3%
Rumo Luxembourg Sarl, 7.38%, 02/09/24(a)(e)		1,061	1,136,649
Swissport Financing Sarl, 5.25%, 08/15/24	EUR	100	114,597
Transurban Finance Co. Property Ltd., 4.13%, 02/02/26(a)(e)	USD	520	553,159

			1,804,405

Utilities — 0.3%
ContourGlobal Power Holdings SA:
3.38%, 08/01/23	EUR	100	114,908
4.13%, 08/01/25		100	117,458
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(a)	USD	1,061	591,839
Orano SA, 3.38%, 04/23/26	EUR	100	119,890
Stoneway Capital Corp., 10.00%, 03/01/27(a)	USD	940	468,627
Vistra Operations Co. LLC(a):
5.50%, 09/01/26		80	84,538
5.63%, 02/15/27		428	453,680
5.00%, 07/31/27		195	201,337

			2,152,277

Wireless Telecommunication Services — 1.7%
Altice France SA:
3.38%, 01/15/28	EUR	100	111,736
5.50%, 01/15/28(a)	USD	1,193	1,215,369
C&W Senior Financing DAC, 6.88%, 09/15/27(a)		1,143	1,203,007

Security	Par (000)		Value

Wireless Telecommunication Services (continued)
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24(a)	USD	1,000	$1,029,687
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.75%, 05/25/24(a)		250	236,563
Equinix, Inc., 2.88%, 03/15/24	EUR	100	115,335
Iron Mountain, Inc., 3.00%, 01/15/25		100	113,761
Matterhorn Telecom SA, 4.00%, 11/15/27		100	116,403
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(a)	USD	160	161,600
SBA Communications Corp., 4.00%, 10/01/22(e)		475	484,571
Sprint Capital Corp.:
6.88%, 11/15/28		445	484,908
8.75%, 03/15/32		242	295,090
Sprint Corp.:
7.88%, 09/15/23		604	666,665
7.13%, 06/15/24(e)		558	605,430
7.63%, 02/15/25		242	265,898
7.63%, 03/01/26(e)		1,228	1,358,475
T-Mobile USA, Inc.:
4.00%, 04/15/22(e)		234	241,537
6.38%, 03/01/25		220	228,296
6.50%, 01/15/26		286	306,049
4.50%, 02/01/26(e)		570	587,812
4.75%, 02/01/28(e)		800	843,000
Telesat Canada/Telesat LLC, 6.50%, 10/15/27(a)		179	186,885
Vodafone Group PLC, 3.10%, 01/03/79	EUR	100	116,688

			10,974,765

Total Corporate Bonds — 75.5% (Cost — $470,196,919)			489,989,411

Floating Rate Loan Interests(d) — 4.6%

Aerospace & Defense — 0.0%
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.54%, 12/06/25(b)	USD	65	64,754

Auto Components — 0.1%
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 04/30/26		390	384,503

Building Products — 0.0%
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.93%, 05/05/24		142	139,304

Capital Markets — 0.1%
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.75%), 5.75%, 06/03/26(b)		232	228,060

Chemicals — 0.2%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.10%, 01/31/24		663	648,548
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.35%, 08/27/26		500	500,000
Invictus US LLC, 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 8.68%, 03/30/26		60	55,335
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.04%, 05/15/24		97	95,056

			1,298,939

Commercial Services & Supplies — 0.4%
Asurion LLC, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.29%, 08/04/25		514	516,056
Diamond (BC) BV, Term Loan, (3 mo. LIBOR + 3.00%), 4.86%, 09/06/24		254	236,421

CONSOLIDATED SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Services & Supplies (continued)
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.79%, 05/30/25	USD	353	$351,696
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 4.13%, 09/19/26		67	67,353
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.29%, 08/27/25		1,550	1,549,640

			2,721,166

Construction & Engineering — 0.4%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, 06/21/24(f)(l)		1,991	1,931,117
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.04%, 05/23/25		350	338,614

			2,269,731

Containers & Packaging — 0.0%
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.23%, 04/03/24		193	187,639
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.29%, 05/16/24		99	97,611

			285,250

Diversified Consumer Services — 0.0%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.79%, 07/12/24		71	70,001
BidFair MergerRight, Inc., Term Loan B, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.39%, 01/15/27		160	155,750

			225,751

Diversified Financial Services — 0.1%
Connect Finco Sarl, Term Loan B, 09/23/26(f)(l)		728	716,396

Diversified Telecommunication Services — 0.2%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.54%, 01/31/25		799	790,129
Iridium Satellite LLC, Term Loan, 10/17/26(f)(l)		146	146,775

			936,904

Energy Equipment & Services — 0.1%
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.55%, 11/08/22(b)		865	830,400

Entertainment — 0.0%
Aviron Capital LLC, 2017 Term Loan, 5.00%, 07/17/20(b)(q)(r)		73,311	—

Food & Staples Retailing — 0.0%
US Foods, Inc., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 09/13/26		119	119,314

Food Products — 0.0%
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.29%, 10/10/23		69	67,551

Gas Utilities — 0.0%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 7.60%, 07/31/25		54	52,218

Health Care Equipment & Supplies — 0.1%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.10%, 06/15/21		841	836,269

Health Care Providers & Services — 0.4%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.29%, 06/30/25		172	171,610
Emerald TopCo., Inc., Term Loan, (1 mo. LIBOR + 3.50%), 5.29%, 07/24/26		419	412,086
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.54%, 10/10/25		1,164	938,293

Security	Par (000)		Value

Health Care Providers & Services (continued)
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.56%, 07/02/25(b)	USD	270	$269,254
Quorum Health Corporation, Term Loan B, (3 mo. LIBOR + 6.75%, 1.00% Floor), 8.68%, 04/29/22		235	226,099
Sotera Health Holdings LLC, 2017 Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.93%, 05/15/22		831	815,168

			2,832,510

Health Care Technology — 0.1%
Athenahealth, Inc., 2019 Term Loan B, (3 mo. LIBOR + 4.50%), 6.68%, 02/11/26		938	929,048

Hotels, Restaurants & Leisure — 0.1%
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.60%, 07/10/25		561	562,592

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.50%), 4.29%, 08/12/26		95	95,070

Industrial Conglomerates — 0.2%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.79%, 11/30/23		985	925,797
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.19%, 11/28/21		198	195,539

			1,121,336

Insurance — 0.2%
Alliant Holdings I, Inc., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.80%, 05/09/25		60	58,628
Hub International Ltd., 2019 Incremental Term Loan B, 04/25/25(f)(l)		301	300,398
Sedgwick Claims Management Services, Inc.:
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.79%, 09/03/26		280	277,904
Term Loan B, (1 mo. LIBOR + 3.25%), 5.04%, 12/31/25		469	454,439

			1,091,369

Interactive Media & Services — 0.0%
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.54%, 05/06/24		171	153,615

IT Services — 0.0%
Flexential Intermediate Corp.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 5.60%, 08/01/24		174	146,748
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.38%, 08/01/25		75	53,437

			200,185

Machinery — 0.2%
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 6.79%, 09/21/26(b)		256	253,440
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.79%, 03/28/25		806	761,241

			1,014,681

Media — 0.6%
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 5.92%, 08/14/26		279	274,200
Clear Channel Outdoor Holdings, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.29%, 08/21/26		986	987,587
Intelsat Jackson Holdings SA:
2017 Term Loan B3, (6 mo. LIBOR + 3.75%, 1.00% Floor), 5.68%, 11/27/23		107	106,900

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
2017 Term Loan B4, (6 mo. LIBOR + 4.50%, 1.00% Floor), 6.43%, 01/02/24	USD	330	$333,138
2017 Term Loan B5, (Fixed + 6.62%), 6.63%, 01/02/24		1,841	1,881,619
PSAV Holdings LLC, 2018 2nd Lien Term Loan, 09/01/25(f)(l)		178	166,781

			3,750,225

Oil & Gas Equipment & Services — 0.1%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, 10/21/21(f)(I)		505	545,009

Oil, Gas & Consumable Fuels — 0.2%
BCP Raptor II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 6.54%, 11/03/25		87	76,537
California Resources Corp., Second Out Term Loan, (1 mo. LIBOR + 10.38%, 1.00% Floor), 12.17%, 12/31/21		612	403,809
CITGO Holding Inc., 2019 Term Loan B, (1 mo. LIBOR + 7.00%, 1.00% Floor), 8.79%, 08/01/23		243	244,823
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.29%, 09/27/24(b)		247	227,019

			952,188

Pharmaceuticals — 0.1%
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.06%, 04/29/24		306	280,642
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.29%, 08/18/22		88	87,551
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.92%, 06/02/25		216	216,795

			584,988

Professional Services — 0.1%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 5.00%), 6.80%, 02/06/26		364	364,834

Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 09/19/26		136	136,407

Software — 0.6%
Camelot U.S. Acquisition 1 Co., Term Loan B, 10/25/26(b)(f)(l)		206	206,515
Cypress Intermediate Holdings III, Inc., 1.00% Floor):
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 4.54%, 04/29/24		130	127,987
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 8.54%, 04/27/25		40	40,120
DCert Buyer, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.79%, 10/16/26		145	142,561
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.75%), 5.54%, 10/01/25		1,609	1,616,190
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.85%, 02/01/22		164	163,704
Kronos, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.50%, 11/01/24		624	625,950
Mitchell International, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.04%, 11/29/24		240	225,229
Renaissance Holding Corp., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.04%, 05/30/25		71	69,092
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.04%, 04/16/25		125	124,800
SS&C Technologies, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.04%, 04/16/25		208	208,358

Security	Par (000)		Value

Software (continued)
Tibco Software, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.00%), 6.00%, 06/30/26	USD	238	$236,512
Ultimate Software Group, Inc., Term Loan B, (1 mo. LIBOR + 3.75%), 5.54%, 05/04/26		104	104,390
Veritas Bermuda Ltd., Repriced Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 6.60%, 01/27/23		102	94,518

			3,985,926

Wireless Telecommunication Services — 0.0%
Xplornet Communications, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.10%, 09/09/21(b)		219	218,207

Total Floating Rate Loan Interests — 4.6% (Cost — $103,574,010)			29,714,700

Foreign Agency Obligations — 4.9%

Argentina — 0.0%
Argentine Republic Government International Bond:
6.88%, 04/22/21		272	122,655
4.63%, 01/11/23		136	54,825

			177,480

Colombia — 0.4%
Colombia Government International Bond:
8.13%, 05/21/24		826	1,022,175
4.50%, 01/28/26(e)		337	369,226
3.88%, 04/25/27(e)		944	1,004,770

			2,396,171

Cyprus — 0.5%
Cyprus Government International Bond, 4.63%, 02/03/20(a)	EUR	2,950	3,326,260

Dominican Republic — 0.1%
Dominican Republic International Bond, 5.50%, 01/27/25	USD	445	476,011

Egypt — 0.7%
Egypt Government Bond:
16.00%, 06/11/22	EGP	7,418	475,792
14.30%, 09/03/22		16,070	993,897
Egypt Government International Bond:
5.75%, 04/29/20	USD	2,360	2,393,187
7.60%, 03/01/29(a)(e)		256	271,360
6.38%, 04/11/31(a)	EUR	130	151,015

			4,285,251

Iceland — 0.6%
Iceland Government International Bond, 5.88%, 05/11/22	USD	3,415	3,742,902

Indonesia — 0.5%
Indonesia Government International Bond:
4.75%, 01/08/26		670	739,931
4.10%, 04/24/28		774	834,711
5.35%, 02/11/49(e)		295	375,480
Indonesia Treasury Bond, 8.38%, 09/15/26	IDR	17,965,000	1,397,576

			3,347,698

Mexico — 0.2%
Mexico Government International Bond:
4.15%, 03/28/27	USD	730	781,556
3.75%, 01/11/28(e)		200	208,563

			990,119

Nigeria — 0.2%
Nigeria Government International Bond:
6.38%, 07/12/23		223	234,638

CONSOLIDATED SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Nigeria (continued)
7.63%, 11/21/25	USD	767	$835,550

			1,070,188

Paraguay — 0.0%
Paraguay Government International Bond, 5.40%, 03/30/50(a)		200	226,875

Portugal — 0.6%
Portugal Government International Bond, 5.13%, 10/15/24(a)		3,680	4,181,536

Qatar — 0.4%
Qatar Government International Bond:
4.50%, 04/23/28		970	1,109,437
4.00%, 03/14/29(a)(e)		1,335	1,483,936

			2,593,373

Russia — 0.2%
Russian Foreign Bond — Eurobond:
4.75%, 05/27/26		600	660,000
4.25%, 06/23/27		800	858,400

			1,518,400

Saudi Arabia — 0.2%
Saudi Government International Bond:
4.38%, 04/16/29(a)		200	223,400
4.50%, 04/17/30		764	865,230

			1,088,630

South Africa — 0.1%
Republic of South Africa Government International Bond, 5.88%, 05/30/22		667	718,276

Turkey — 0.1%
Turkey Government International Bond, 6.25%, 09/26/22		467	483,345

Ukraine — 0.1%
Ukraine Government International Bond:
7.75%, 09/01/22		136	144,568
7.75%, 09/01/23		221	236,470
8.99%, 02/01/24		224	248,976
9.75%, 11/01/28		272	323,765

			953,779

Total Foreign Agency Obligations — 4.9% (Cost — $30,868,479)			31,576,294

Non-Agency Mortgage-Backed Securities — 14.1%

Collateralized Mortgage Obligations — 14.1%
American Home Mortgage Assets Trust, Series 2006-5, Class A1, (12 mo. MTA + 0.92%), 3.31%, 11/25/46(d)		5,174	2,535,995
CHL Mortgage Pass-Through Trust:
Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.24%), 2.06%, 03/25/36(d)		8,175	8,019,471
Series 2007-J2, Class 2A1, (1 mo. LIBOR US + 0.65%), 2.47%, 07/25/37(d)		3,716	1,690,220
Series 2007-J2, Class 2A8, 6.00%, 07/25/37		2,052	1,372,765
Citigroup Mortgage Loan Trust, Series 2006-AR7, Class 2A3A, 4.04%, 11/25/36(c)		3,470	3,327,698
Countrywide Alternative Loan Trust:
Series 2005-9CB, Class 1A3, (1 mo. LIBOR US + 0.45%), 2.27%, 05/25/35(d)		2,645	2,409,556
Series 2006-40T1, Class 2A5, (1 mo. LIBOR US + 0.40%), 2.22%, 12/25/36(d)		2,337	509,178

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Series 2006-7CB, Class 2A1, 6.50%, 05/25/36	USD	2,236	$1,483,987
Series 2006-J7, Class 2A1, (11th District Cost of Funds + 1.50%), 2.66%, 11/20/46(d)		5,184	3,691,498
Series 2006-J8, Class A5, 6.00%, 02/25/37		1,664	1,145,703
Series 2006-OA14, Class 3A1, (12 mo. MTA + 0.85%), 3.24%, 11/25/46(d)		7,445	6,829,039
Series 2006-OA16, Class A2, (1 mo. LIBOR US + 0.19%), 2.01%, 10/25/46(d)		5,018	4,874,836
Series 2006-OA18, Class A1, (1 mo. LIBOR US + 0.12%), 1.94%, 12/25/46(d)		3,154	3,081,407
Series 2006-OA6, Class 1A1A, (1 mo. LIBOR US + 0.21%), 2.03%, 07/25/46(d)		5,719	4,895,111
Series 2006-OA8, Class 1A1, (1 mo. LIBOR US + 0.19%), 2.01%, 07/25/46(d)		2,246	2,201,053
Series 2007-12T1, Class A22, 5.75%, 06/25/37		4,512	3,212,764
Series 2007-12T1, Class A5, 6.00%, 06/25/37		2,190	1,604,584
Series 2007-22, Class 2A16, 6.50%, 09/25/37		8,512	5,624,419
Series 2007-23CB, Class A1, 6.00%, 09/25/37		5,827	4,615,985
Series 2007-4CB, Class 1A3, (1 mo. LIBOR US + 0.35%), 2.17%, 04/25/37(d)		3,148	2,482,141
Series 2007-OA2, Class 1A1, (12 mo. MTA + 0.84%), 3.23%, 03/25/47(d)		3,709	3,201,765
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, (1 mo. LIBOR US + 0.20%), 2.02%, 04/25/46(d)		7,093	6,793,553
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, 3.44%, 05/26/37(a)(b)		8,468	8,255,880
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 1A2, 6.16%, 05/25/36(c)		7,682	2,845,901
Residential Asset Securitization Trust, Series 2006-A8, Class 2A5, (1 mo. LIBOR US + 0.60%), 2.42%, 08/25/36(d)		6,505	1,479,239
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, (12 mo. MTA + 0.77%), 3.16%, 05/25/47(d)		3,480	3,330,364

Total Non-Agency Mortgage-Backed Securities — 14.1% (Cost — $91,667,268)			91,514,112

Preferred Securities — 17.5%

Capital Trusts — 13.0%

Banks — 3.9%
AIB Group PLC, 5.25%(h)(i)		200	231,074
Banco Bilbao Vizcaya Argentaria SA(h)(i):
6.13%(e)		2,000	1,967,500
8.88%		200	245,397
Banco de Sabadell SA, 6.50%(h)(i)		200	228,571
Bankia SA, 6.38%(h)(i)		200	236,372
BNP Paribas SA, 7.20%(a)(e)(h)(i)		4,000	4,450,000
Capital One Financial Corp., Series E, 5.55%(e)(h)(i)		3,500	3,564,120
CIT Group, Inc., Series A, 5.80%(e)(h)(i)		282	289,403
Fifth Third Bancorp, Series J, 5.23%(h)(i)		3,000	3,003,750
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 2.13%(d)(i)		100	75,731
ING Groep NV, 6.75%(h)(i)		200	212,250
Wells Fargo & Co.,(h)(i):
Series S, 5.90%(e)		8,800	9,504,000
Series U, 5.88%		1,150	1,273,625

			25,281,793

Building Materials — 0.0%
Holcim Finance Luxembourg SA, 3.00%(h)(i)		100	116,372

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Capital Markets — 1.1%
Goldman Sachs Group, Inc., Series P, 5.00%(e)(h)(i)	USD	144	$142,848
Morgan Stanley, Series H, 5.61%(e)(h)(i)		5,007	5,037,042
State Street Corp., Series F, 5.25%(h)(i)		1,875	1,921,013
UBS Group Funding Switzerland AG, 5.75%(h)(i)		200	243,851

			7,344,754

Diversified Financial Services — 5.5%
Bank of America Corp.,(h)(i):
Series AA, 6.10%		3,890	4,305,394
Series DD, 6.30%		205	233,093
Series U, 5.20%(e)		1,750	1,824,375
Series X, 6.25%(e)		6,175	6,829,550
Series Z, 6.50%		170	192,758
Bank of New York Mellon Corp., Series D, 4.50%(e)(h)(i)		4,567	4,608,560
Credit Agricole SA, 6.50%(h)(i)		100	120,345
Credit Suisse Group AG(a)(h)(i):
6.38%		585	616,444
7.50%		200	215,680
HBOS Capital Funding LP, 6.85%(i)		200	203,251
HSBC Holdings PLC(e)(h)(i):
6.00%		695	721,410
6.50%		655	693,481
JPMorgan Chase & Co.,(h)(i):
Series 1, 5.41%		181	182,086
Series FF, 5.00%		1,595	1,658,800
Series Q, 5.15%(e)		5,500	5,699,375
Series R, 6.00%		228	244,717
Series S, 6.75%		180	200,831
Series V, 5.42%(e)		3,830	3,856,810
Royal Bank of Scotland Group PLC, 8.63%(h)(i)		200	215,500
Societe Generale SA, 6.75%(a)(e)(h)(i)		3,000	3,163,185

			35,785,645

Diversified Telecommunication Services — 0.1%
Koninklijke KPN NV, 2.00%,(f)(i)		100	110,931
Telefonica Europe BV(h)(i):
3.75%		100	117,606
4.38%		100	122,404
5.88%		100	128,841

			479,782

Electric Utilities — 1.6%
Electricite de France SA, 5.25%(a)(e)(h)(i)		7,500	7,743,750
NextEra Energy Capital Holdings, Inc., 5.65%,(h)		2,500	2,758,129
RWE AG, 2.75%,(h)		20	22,695

			10,524,574

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%,		100	116,040

Industrial Conglomerates — 0.2%
General Electric Co., Series D, 5.00%(e)(h)(i)		1,383	1,332,866

Insurance — 0.6%
Allstate Corp., Series B, 5.75%,(h)		2,000	2,150,720
Voya Financial, Inc., 5.65%,(e)(h)		1,090	1,152,675

			3,303,395

Oil, Gas & Consumable Fuels — 0.0%
Naturgy Finance BV, 4.13%(h)(i)		100	120,713

Total Capital Trusts — 13.0% (Cost — $80,526,493)			84,405,934

Security		Shares	Value

Preferred Stocks — 4.5%

Capital Markets — 2.4%
Goldman Sachs Group, Inc., Series J, 5.50%(h)(i)		395,017	$10,720,761
Morgan Stanley,(h)(i):
Series F, 6.88%		100,000	2,846,000
Series K, 5.85%		60,125	1,663,058
SCE Trust III, Series H, 5.75%(h)(i)		23,730	566,435

			15,796,254

Equity Real Estate Investment Trusts (REITs) — 2.1%
Firstar Realty LLC, 8.88%(a)(i)		10,000	11,450,000
SunTrust Real Estate Investment Corp., 9.00%(a)(b)(i)		15	1,581,148

			13,031,148

Total Preferred Stocks — 4.5% (Cost — $29,328,114)			28,827,402

Total Preferred Securities — 17.5% (Cost — $109,854,607)			113,233,336

		Par (000)

U.S. Government Sponsored Agency Securities — 14.8%

Collateralized Mortgage Obligations — 0.9%
Freddie Mac Mortgage-Backed Securities, Series 4480, Class ZX, 4.00%, 11/15/44	USD	5,350	6,026,061

Mortgage-Backed Securities — 13.9%
Fannie Mae Mortgage-Backed Securities(e):
4.00%, 02/01/34 - 04/01/56		36,308	38,911,233
4.50%, 09/01/48 - 07/01/55		47,510	50,934,233

			89,845,466

Total U.S. Government Sponsored Agency Securities — 14.8% (Cost — $94,166,621)			95,871,527

U.S. Treasury Obligations — 3.1%
U.S. Treasury Note(e):
2.75%, 09/30/20		2,700	2,727,422
2.75%, 08/31/25		7,000	7,453,906
3.00%, 09/30/25		4,500	4,858,067
U.S. Treasury Notes, 2.88%, 10/31/20(e)		5,000	5,061,328

Total U.S. Treasury Obligations — 3.1% (Cost — $19,089,160)			20,100,723

		Shares

Warrants — 0.0%

Entertainment — 0.0%
Aviron Capital LLC(b)(m)(q)		10	—

Total Warrants — 0.0% (Cost — $0)			—

Total Long-Term Investments — 154.5% (Cost — $1,043,235,549)			1,001,797,686

		Par (000)

Short-Term Securities — 1.3%

Foreign Agency Obligations — 0.1%
Nigeria Treasury Bills, 10.65%-10.79%, 02/27/20(p)	NGN	207,906	552,278

Total Foreign Agency Obligations — 0.1% (Cost — $553,142)			552,278

CONSOLIDATED SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Money Market Funds — 1.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.70%(n)(s)	USD	7,913,547	$7,913,547

Total Money Market Funds — 1.2% (Cost — $7,913,547)			7,913,547

Total Short-Term Securities — 1.3% (Cost — $8,466,689)			8,465,825

Total Investments — 155.8% (Cost — $1,051,702,238)			1,010,263,511

Liabilities in Excess of Other Assets — (55.8)%			(361,646,211)

Net Assets — 100.0%			$648,617,300

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	When-issued security.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(i)	Perpetual security with no stated maturity date.
(j)	Zero-coupon bond.
(k)	Convertible security.
(l)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(m)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(n)	Annualized 7-day yield as of period end.
(o)	Amount is less than $500.

(p)	Rates are the current rate or a range of current rates as of period end.
(q)	Non-income producing security. Issuer filed for bankruptcy and/or is in default.
(r)	Fixed rate.
(s)

During the year ended October 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/18	Net Activity	Shares Held at 10/31/19	Value at 10/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	7,913,547	7,913,547	$7,913,547	$163,742	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
UBS Securities LLC	2.45%	03/05/19	Open	$540,078	$550,452	Corporate Bonds	Open/Demand
UBS Ltd.	2.30	09/20/18	Open	3,410,731	3,514,105	Foreign Agency Obligations	Open/Demand
UBS Ltd.	2.45	09/20/18	Open	279,650	288,599	Corporate Bonds	Open/Demand
UBS Ltd.	2.45	09/20/18	Open	379,225	391,360	Corporate Bonds	Open/Demand
UBS Ltd.	2.45	09/20/18	Open	405,350	418,321	Corporate Bonds	Open/Demand
UBS Ltd.	2.45	09/20/18	Open	283,511	292,584	Corporate Bonds	Open/Demand
UBS Ltd.	2.45	09/20/18	Open	3,468,400	3,579,389	Foreign Agency Obligations	Open/Demand
UBS Ltd.	2.45	09/20/18	Open	273,700	282,458	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.15	10/09/18	Open	2,545,000	2,614,836	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.15	11/30/18	Open	708,000	724,922	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.15	12/14/18	Open	3,318,000	3,393,466	Corporate Bonds	Open/Demand
UBS Securities LLC	2.20	12/18/18	Open	337,344	345,142	Corporate Bonds	Open/Demand
UBS Securities LLC	2.20	12/18/18	Open	4,812,500	4,923,756	Corporate Bonds	Open/Demand
UBS Securities LLC	2.20	12/18/18	Open	7,050,000	7,212,982	Capital Trusts	Open/Demand
UBS Securities LLC	2.20	12/18/18	Open	3,860,000	3,949,236	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	12/18/18	Open	314,550	321,961	Corporate Bonds	Open/Demand
UBS Securities LLC	2.45	12/18/18	Open	1,697,850	1,740,850	Corporate Bonds	Open/Demand
UBS Securities LLC	2.45	12/18/18	Open	382,235	391,916	Corporate Bonds	Open/Demand
UBS Securities LLC	2.45	12/18/18	Open	407,340	417,656	Corporate Bonds	Open/Demand
UBS Securities LLC	2.45	12/18/18	Open	491,175	503,615	Corporate Bonds	Open/Demand
UBS Securities LLC	2.45	12/18/18	Open	387,838	397,660	Corporate Bonds	Open/Demand
UBS Securities LLC	2.45	12/18/18	Open	451,920	463,366	Corporate Bonds	Open/Demand
UBS Securities LLC	2.45	12/18/18	Open	246,986	253,242	Corporate Bonds	Open/Demand
UBS Securities LLC	2.45	12/18/18	Open	3,730,000	3,824,467	Capital Trusts	Open/Demand

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
UBS Securities LLC	2.45%	12/18/18	Open	$275,558	$282,536	Corporate Bonds	Open/Demand
UBS Securities LLC	2.45	12/18/18	Open	337,871	346,428	Corporate Bonds	Open/Demand
UBS Securities LLC	2.45	12/18/18	Open	509,400	522,301	Corporate Bonds	Open/Demand
UBS Securities LLC	2.45	12/18/18	Open	388,578	398,419	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.25	02/12/19	Open	167,500	170,605	Foreign Agency Obligations	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	167,500	168,284	Foreign Agency Obligations	Open/Demand
Goldman Sachs & Co LLC	2.00	02/12/19	Open	393,992	401,043	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.25	02/12/19	Open	1,043,954	1,062,643	Capital Trusts	Open/Demand
Goldman Sachs & Co LLC	2.35	02/12/19	Open	971,473	985,317	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.35	02/20/19	Open	671,138	678,084	Capital Trusts	Open/Demand
Goldman Sachs & Co LLC	2.35	02/20/19	Open	560,686	570,022	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.00	03/04/19	Open	242,685	246,529	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.00	03/04/19	Open	608,747	619,202	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.00	03/04/19	Open	284,346	289,229	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.05	03/04/19	Open	209,576	212,756	Foreign Agency Obligations	Open/Demand
Goldman Sachs & Co LLC	2.10	03/04/19	Open	220,314	224,099	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.25	03/11/19	Open	348,317	353,852	Foreign Agency Obligations	Open/Demand
UBS Ltd.	2.45	03/15/19	Open	500,650	509,797	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.20	04/01/19	Open	617,094	626,412	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.00	04/04/19	Open	327,837	332,662	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.95	04/05/19	Open	279,513	283,206	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.25	05/07/19	Open	388,300	393,073	Corporate Bonds	Open/Demand
UBS Securities LLC	2.28	06/19/19	Open	271,795	274,428	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	07/11/19	Open	492,500	496,531	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	07/11/19	Open	705,938	711,715	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	07/11/19	Open	501,250	505,286	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	07/11/19	Open	8,596,212	8,663,926	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	07/11/19	Open	351,323	354,151	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	2.20	07/11/19	Open	5,369,375	5,413,322	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.20	07/11/19	Open	498,739	502,766	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/11/19	Open	1,088,901	1,098,128	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/11/19	Open	706,875	712,900	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/11/19	Open	2,180,050	2,198,281	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.20	07/15/19	Open	987,998	995,453	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	263,160	265,276	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	1,075,436	1,084,287	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	1,231,811	1,242,079	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	949,000	956,630	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	1,449,315	1,461,427	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	188,233	189,802	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	1,503,480	1,515,854	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	286,259	288,651	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	271,950	274,137	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	547,336	551,841	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	243,100	245,055	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	77,919	78,553	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	1,265,863	1,276,174	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	1,603,875	1,617,109	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	6,224,895	6,274,813	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	675,000	680,641	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	126,000	127,050	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	1,675,961	1,689,401	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/15/19	Open	928,150	935,711	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/16/19	Open	447,578	450,767	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/16/19	Open	399,474	402,362	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/16/19	Open	186,000	187,345	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	07/16/19	Open	759,000	764,488	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
HSBC Securities (USA), Inc.	1.91%	07/17/19	Open	$7,412,000	$7,461,037	U.S. Treasury Obligations	Open/Demand
HSBC Securities (USA), Inc.	1.91	07/17/19	Open	2,747,000	2,765,174	U.S. Treasury Obligations	Open/Demand
HSBC Securities (USA), Inc.	1.91	07/17/19	Open	5,089,000	5,122,668	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	2.20	07/18/19	Open	941,640	948,912	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	2.40	08/08/19	Open	262,999	264,551	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	08/19/19	Open	355,320	357,009	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/26/19	Open	1,578,218	1,586,091	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.25	08/27/19	Open	187,163	187,979	Capital Trusts	Open/Demand
Barclays Bank PLC	2.25	08/27/19	Open	1,487,500	1,493,987	Capital Trusts	Open/Demand
Barclays Bank PLC	2.40	08/27/19	Open	701,250	704,501	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.45	08/27/19	Open	129,465	130,077	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.45	08/27/19	Open	398,073	399,955	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.50	08/27/19	Open	1,141,913	1,147,416	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.50	08/27/19	Open	705,128	708,526	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.50	08/27/19	Open	2,325,000	2,336,205	Capital Trusts	Open/Demand
Barclays Bank PLC	2.50	08/27/19	Open	517,450	519,944	Capital Trusts	Open/Demand
Barclays Bank PLC	2.50	08/27/19	Open	3,045,000	3,059,675	Capital Trusts	Open/Demand
Barclays Bank PLC	2.50	08/27/19	Open	843,173	847,237	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.50	08/27/19	Open	8,547,000	8,588,192	Capital Trusts	Open/Demand
Barclays Bank PLC	2.50	08/27/19	Open	500,755	503,169	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.50	08/27/19	Open	328,125	329,706	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.50	08/27/19	Open	497,933	500,333	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.50	08/27/19	Open	692,860	696,199	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.50	08/27/19	Open	175,673	176,519	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.50	08/27/19	Open	872,000	876,203	Capital Trusts	Open/Demand
Barclays Bank PLC	2.50	08/27/19	Open	1,831,219	1,840,044	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.50	08/27/19	Open	4,203,750	4,224,010	Capital Trusts	Open/Demand
Barclays Bank PLC	2.55	08/27/19	Open	991,203	996,070	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.55	08/27/19	Open	432,819	434,944	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	225,500	226,484	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	421,093	422,930	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	1,007,500	1,011,897	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	533,125	535,452	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	2,019,063	2,027,873	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	2,460,250	2,470,986	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	787,706	791,144	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	406,000	407,772	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	2,424,370	2,434,950	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	1,809,375	1,817,271	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	822,500	826,089	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	2,462,400	2,473,146	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	115,301	115,804	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	494,375	496,532	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	1,207,250	1,212,518	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	279,063	280,280	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	437,500	439,409	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	2,704,063	2,715,863	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	1,221,875	1,227,207	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	770,625	773,988	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	1,749,375	1,757,009	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	1,206,250	1,211,514	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	268,100	269,270	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	379,713	381,370	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	639,438	642,228	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	519,778	522,046	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	413,000	414,802	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	737,000	740,216	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	631,950	634,708	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	570,000	572,487	Corporate Bonds	Open/Demand

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.29%	08/27/19	Open	$1,315,200	$1,320,939	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	1,949,063	1,957,568	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	575,625	578,137	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	2,571,875	2,583,098	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	369,688	371,301	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	782,813	786,229	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	652,913	655,762	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	850,313	854,023	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	1,621,875	1,628,953	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	335,188	336,650	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	1,068,750	1,073,414	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	526,500	528,798	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	529,375	531,685	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	335,250	336,713	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	530,438	532,752	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	741,125	744,359	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	461,000	463,012	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	1,789,375	1,797,184	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	448,500	450,457	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	961,875	966,073	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	976,875	981,138	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	1,060,000	1,064,626	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	778,750	782,148	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/27/19	Open	486,000	488,121	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.40	08/28/19	Open	1,476,764	1,483,393	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	1,045,620	1,050,593	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	244,744	245,908	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	330,779	332,352	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	157,450	158,199	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	451,051	453,196	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	161,395	162,163	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	169,830	170,638	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	181,583	182,446	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	151,300	152,020	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	134,438	135,077	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	212,288	213,297	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	385,313	387,145	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	121,613	122,191	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	430,669	432,717	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	709,750	713,125	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	394,450	396,326	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	661,770	664,917	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	102,848	103,337	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	229,994	231,087	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	239,080	240,217	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	616,690	619,623	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	204,345	205,317	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	735,831	739,331	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	282,178	283,519	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	234,439	235,554	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	705,175	708,528	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	224,279	225,345	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	229,163	230,252	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	341,485	343,109	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	140,006	140,672	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	391,219	393,079	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	212,836	213,848	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	22,984	23,093	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	344,338	345,975	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	244,294	245,456	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	211,494	212,500	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	1,506,088	1,513,250	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.55%	08/28/19	Open	$124,128	$124,718	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	67,838	68,160	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	116,009	116,560	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	148,238	148,942	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	231,783	232,885	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	229,323	230,413	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	235,450	236,570	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	165,063	165,847	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	87,875	88,293	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/28/19	Open	71,213	71,551	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(0.50)	08/29/19	Open	169,020	169,018	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	08/29/19	Open	119,130	119,260	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.67	08/29/19	Open	11,340	11,356	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	08/29/19	Open	139,685	139,268	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.70	08/29/19	Open	464,348	465,829	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	08/29/19	Open	421,406	422,388	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	08/29/19	Open	125,013	125,433	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/29/19	Open	953,438	957,397	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/29/19	Open	378,975	380,549	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.50	08/29/19	Open	262,629	263,834	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	08/29/19	Open	2,211,233	2,221,383	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	08/29/19	Open	167,315	168,083	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	08/29/19	Open	252,919	254,080	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	08/29/19	Open	187,690	188,552	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	08/29/19	Open	246,030	247,159	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	08/29/19	Open	160,788	161,526	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	08/29/19	Open	994,175	998,739	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	08/29/19	Open	1,112,280	1,117,386	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	08/29/19	Open	280,125	281,411	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	08/29/19	Open	232,298	233,364	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.50	08/29/19	Open	286,875	288,192	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	08/29/19	Open	277,183	278,455	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	08/29/19	Open	1,248,750	1,254,482	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	08/29/19	Open	318,533	319,995	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.29	08/29/19	Open	867,191	870,853	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	316,933	318,415	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	536,389	538,898	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	167,000	167,781	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	194,110	195,018	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	119,048	119,604	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	132,458	133,077	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	372,593	374,335	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	184,450	185,313	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	308,025	309,466	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	88,523	88,937	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	751,765	755,282	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	246,400	247,553	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	264,750	265,988	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	2,229,338	2,239,766	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	1,372,963	1,379,385	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	716,450	719,801	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	183,393	184,250	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	269,280	270,540	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	177,244	178,073	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	235,951	237,055	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	172,525	173,332	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	266,094	267,338	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	413,931	415,868	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	809,725	813,513	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	195,098	196,010	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	296,475	297,862	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	165,850	166,626	Corporate Bonds	Open/Demand

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.55%	08/29/19	Open	$354,650	$356,309	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	327,499	329,031	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	393,656	395,498	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	80,760	81,138	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	08/29/19	Open	1,227,808	1,233,551	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	09/04/19	Open	1,417,460	1,423,043	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	09/04/19	Open	441,840	443,580	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	09/05/19	Open	102,295	102,608	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	09/09/19	Open	1,652,906	1,659,224	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	09/10/19	Open	210,210	210,982	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	09/11/19	Open	307,930	309,009	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	09/11/19	Open	23,135	23,220	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	09/11/19	Open	1,102,495	1,106,537	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	09/16/19	Open	1,474,875	1,479,709	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	09/16/19	Open	399,341	400,650	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	09/16/19	Open	542,820	544,599	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	09/16/19	Open	731,160	733,557	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	09/18/19	Open	1,391,101	1,395,445	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	09/18/19	Open	120,169	120,544	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	09/20/19	Open	500,805	502,188	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.55	09/30/19	Open	1,337,875	1,340,908	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	09/30/19	Open	137,735	138,037	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	994,534	996,854	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	226,029	226,556	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	242,625	243,191	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	208,810	209,297	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	96,280	96,505	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	100,800	101,035	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	624,791	626,249	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	205,025	205,503	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	1,117,090	1,119,697	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	561,850	563,161	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	445,784	446,824	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	1,119,195	1,121,806	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	703,316	704,957	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	1,180,465	1,183,219	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	1,165,223	1,167,941	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	102,165	102,403	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	574,574	575,914	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	171,810	172,211	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	304,515	305,226	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	1,097,525	1,100,086	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	728,484	730,184	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	1,403,201	1,406,475	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	528,124	529,356	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/01/19	Open	674,000	675,573	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	10/02/19	Open	4,372,903	4,379,535	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.48	10/03/19	Open	912,900	914,724	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.07	10/09/19	11/13/19	10,512,865	10,526,164	U.S. Government Sponsored Agency Securities	Up to 60 Days
BNP Paribas S.A.	2.07	10/09/19	11/13/19	7,944,257	7,954,306	U.S. Government Sponsored Agency Securities	Up to 60 Days
BNP Paribas S.A.	2.07	10/09/19	11/13/19	8,693,728	8,704,726	U.S. Government Sponsored Agency Securities	Up to 60 Days
Citigroup Global Markets, Inc.	2.08	10/09/19	11/13/19	3,207,206	3,211,282	U.S. Government Sponsored Agency Securities	Up to 60 Days
Citigroup Global Markets, Inc.	2.08	10/09/19	11/13/19	12,537,018	12,552,954	U.S. Government Sponsored Agency Securities	Up to 60 Days
Citigroup Global Markets, Inc.	2.08	10/09/19	11/13/19	3,956,178	3,961,207	U.S. Government Sponsored Agency Securities	Up to 60 Days
Citigroup Global Markets, Inc.	2.08	10/09/19	11/13/19	4,694,823	4,700,790	U.S. Government Sponsored Agency Securities	Up to 60 Days

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Citigroup Global Markets, Inc.	2.08%	10/09/19	11/13/19	$14,179,475	$14,197,499	U.S. Government Sponsored Agency Securities	Up to 60 Days
Citigroup Global Markets, Inc.	2.08	10/09/19	11/13/19	9,820,756	9,833,240	U.S. Government Sponsored Agency Securities	Up to 60 Days
Citigroup Global Markets, Inc.	2.08	10/09/19	11/13/19	4,310,291	4,315,770	U.S. Government Sponsored Agency Securities	Up to 60 Days
Citigroup Global Markets, Inc.	2.08	10/09/19	11/13/19	1,342,890	1,344,597	U.S. Government Sponsored Agency Securities	Up to 60 Days
Citigroup Global Markets, Inc.	2.08	10/09/19	11/13/19	1,945,953	1,948,426	U.S. Government Sponsored Agency Securities	Up to 60 Days
Citigroup Global Markets, Inc.	2.08	10/09/19	11/13/19	3,932,859	3,937,858	U.S. Government Sponsored Agency Securities	Up to 60 Days
RBC Capital Markets, LLC	2.55	10/09/19	Open	285,119	285,563	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.00	10/11/19	Open	237,150	237,374	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.00	10/11/19	Open	545,400	545,915	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.00	10/11/19	Open	674,685	675,322	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.00	10/11/19	Open	655,905	656,524	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.10	10/11/19	Open	296,601	296,895	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.25	10/11/19	Open	298,688	298,988	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.00	10/16/19	Open	426,725	427,081	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	10/16/19	Open	231,460	231,730	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	10/24/19	Open	282,825	282,965	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	10/28/19	Open	390,469	390,550	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	10/28/19	Open	1,781,325	1,781,681	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.40	10/28/19	Open	812,543	812,705	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	10/28/19	Open	1,461,784	1,462,094	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	10/28/19	Open	135,214	135,242	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.90	10/29/19	Open	4,831,875	4,832,640	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	2.40	10/29/19	Open	321,953	321,995	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	10/29/19	Open	1,237,031	1,237,206	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.55	10/29/19	Open	120,643	120,660	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.00	10/31/19	Open	762,065	762,065	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.00	10/31/19	Open	924,490	925,329	Corporate Bonds	Open/Demand

				$370,933,111	$373,344,902

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Ultra Long Treasury Note	167	12/19/19	$23,732	$(455,179)
5-Year U.S. Treasury Note	604	12/31/19	71,999	(467,858)

				(923,037)

Short Contracts
10-Year U.S. Treasury Note	248	12/19/19	32,314	337,163
Long U.S. Treasury Bond	29	12/19/19	4,680	97,043
U.S. Ultra Treasury Bond	168	12/19/19	31,878	1,061,092
Long Gilt	2	12/27/19	344	(805)
2-Year U.S. Treasury Note	1,600	12/31/19	344,963	671,184

				2,165,677

				$1,242,640

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	100,000	USD	111,143	Bank of America N.A.	11/04/19	$387
EUR	8,968,778	USD	9,955,971	Citibank N.A.	11/05/19	47,554
EUR	1,168,000	USD	1,297,309	State Street Bank and Trust Co.	11/05/19	5,446
EUR	3,088,000	USD	3,432,930	UBS AG	11/05/19	11,340
GBP	176,000	USD	226,204	BNP Paribas S.A.	11/05/19	1,785
GBP	1,958,000	USD	2,517,700	Citibank N.A.	11/05/19	18,674
GBP	9,666,000	USD	12,450,388	Citibank N.A.	11/05/19	70,854
GBP	1,022,000	USD	1,315,518	JPMorgan Chase Bank N.A.	11/05/19	8,370
GBP	409,000	USD	527,123	State Street Bank and Trust Co.	11/05/19	2,692
NOK	31,508,980	CAD	4,500,000	JPMorgan Chase Bank N.A.	12/18/19	9,980

						177,082

USD	46,177	EUR	42,000	BNP Paribas S.A.	11/05/19	(668)
USD	812,008	EUR	738,700	Citibank N.A.	11/05/19	(11,918)
USD	9,880,679	EUR	8,968,778	Citibank N.A.	11/05/19	(122,847)
USD	1,423,011	EUR	1,294,000	Goldman Sachs International	11/05/19	(20,281)
USD	110,225	EUR	99,000	Morgan Stanley & Co. International PLC	11/05/19	(197)
USD	61,779	EUR	56,000	State Street Bank and Trust Co.	11/05/19	(682)
USD	100,507	EUR	91,000	State Street Bank and Trust Co.	11/05/19	(992)
USD	156,817	EUR	142,000	State Street Bank and Trust Co.	11/05/19	(1,566)
USD	1,965,412	EUR	1,794,000	State Street Bank and Trust Co.	11/05/19	(35,566)
USD	218,268	GBP	176,000	BNP Paribas S.A.	11/05/19	(9,721)
USD	1,248,211	GBP	1,022,000	Citibank N.A.	11/05/19	(75,678)
USD	2,428,488	GBP	1,958,000	Citibank N.A.	11/05/19	(107,886)
USD	11,988,643	GBP	9,666,000	Citibank N.A.	11/05/19	(532,599)
USD	149,334	GBP	121,000	Standard Chartered Bank	11/05/19	(7,408)
USD	352,676	GBP	288,000	State Street Bank and Trust Co.	11/05/19	(20,396)
USD	1,596,180	MXN	31,780,000	State Street Bank and Trust Co.	11/05/19	(55,636)
USD	142,668	EUR	130,000	Citibank N.A.	11/06/19	(2,340)
USD	9,704,552	EUR	8,716,000	BNP Paribas S.A.	12/04/19	(35,226)
USD	111,362	EUR	100,000	Bank of America N.A.	12/04/19	(384)
USD	1,299,762	EUR	1,168,000	State Street Bank and Trust Co.	12/04/19	(5,431)
USD	3,439,353	EUR	3,088,000	UBS AG	12/04/19	(11,363)
USD	1,316,686	GBP	1,022,000	JPMorgan Chase Bank N.A.	12/04/19	(8,399)
USD	1,329,031	GBP	1,030,000	Morgan Stanley & Co. International PLC	12/04/19	(6,426)
USD	12,455,443	GBP	9,666,000	Natwest Markets PLC	12/04/19	(77,108)
USD	527,604	GBP	409,000	State Street Bank and Trust Co.	12/04/19	(2,689)
AUD	5,100,000	CAD	4,644,658	BNP Paribas S.A.	12/18/19	(7,426)
CAD	4,608,908	AUD	5,100,000	State Street Bank and Trust Co.	12/18/19	(19,723)

						(1,180,556)

Net Unrealized depreciation						$(1,003,474)

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	USD	74,100	$(1,708,573)	$(1,362,155)	$(346,418)
CDX.NA.IG.33.V1	5.00%	Quarterly	12/20/24	USD	2,950	(223,562)	(187,518)	(36,044)

						$(1,932,135)	$(1,549,673)	$(382,462)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx.XO.31.V1	5.00%	Quarterly	06/20/24	B-	EUR	109	$12,058	$10,312	$1,746

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 1.90%	Quarterly	2.39%	Semi-annual	02/08/18	02/12/20	USD	185,500	$261,708	$362	$261,346
3-Month LIBOR, 1.90%	Quarterly	2.36	Semi-annual	02/09/18	02/13/20	USD	150,000	195,213	296	194,917

								$456,921	$658	$456,263

(a)	Forward swap

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Citibank N.A.	06/20/20	USD	604	$(3,747)	$766	$(4,513)
United Mexican States	1.00	Quarterly	Bank of America N.A.	09/20/20	USD	604	(4,807)	1,386	(6,193)
UPC Holding BV	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	EUR	30	(6,274)	(6,613)	339
UPC Holding BV	5.00	Quarterly	BNP Paribas S.A.	06/20/24	EUR	6	(1,295)	(1,443)	148
UPC Holding BV	5.00	Quarterly	Bank of America N.A.	06/20/24	EUR	20	(4,183)	(4,601)	418
CMBX.NA.7	3.00	Monthly	Deutsche Bank AG	01/17/47	USD	25,000	106,354	1,820,661	(1,714,307)

							$86,048	$1,810,156	$(1,724,108)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America N.A.	06/20/20	BBB+	USD	604	$3,748	$(802)	$4,550
United Mexican States	1.00	Quarterly	Citibank N.A.	09/20/20	BBB+	USD	604	4,807	1,314	3,493
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B	EUR	10	(1,989)	(759)	(1,230)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	B	EUR	28	(5,503)	(3,052)	(2,451)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	12/20/23	B	EUR	30	(6,894)	(4,020)	(2,874)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	94	(26,499)	151	(26,650)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	402	(113,325)	3,253	(116,578)
Casino Guichard Perrachon SA	5.00	Quarterly	Credit Suisse International	06/20/24	B	EUR	11	(1,079)	(738)	(341)
Casino Guichard Perrachon SA	5.00	Quarterly	Credit Suisse International	06/20/24	B	EUR	9	(953)	(752)	(201)
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/24	BB+	EUR	5	(106)	(165)	59

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT)

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Telecom Italia SpA	1.00%	Quarterly	Bank of America N.A.	06/20/24	BB+	EUR	5	$(105)	$(163)	$58
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/24	BB+	EUR	5	(106)	(170)	64
Telecom Italia SpA	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	BB+	EUR	5	(102)	(168)	66
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	10	(82)	(138)	56
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	30	(245)	—	(245)
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/26	BB+	EUR	10	(788)	(1,451)	663
Virgin Media Finance PLC	5.00	Quarterly	Credit Suisse International	12/20/26	B	EUR	20	4,826	4,992	(166)
Tesco PLC	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/28	BB+	EUR	70	(4,589)	(6,555)	1,966
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47		USD	10,000	(37,543)	(506,334)	468,791
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	BBB-	USD	5,000	(18,771)	(252,812)	234,041
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	BBB-	USD	10,000	(37,541)	(245,167)	207,626
CMBX.NA.9	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	2,500	48,151	(338,890)	387,041
CMBX.NA.9	2.00	Monthly	Credit Suisse International	09/17/58	NR	USD	2,500	48,151	(342,194)	390,345
CMBX.NA.9	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	5,000	96,302	(671,468)	767,770
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	2,500	(50,149)	(547,708)	497,559
CMBX.NA.9	3.00	Monthly	Deutsche Bank AG	09/17/58	NR	USD	15,000	(300,893)	(1,468,014)	1,167,121
CMBX.NA.9	3.00	Monthly	Goldman Sachs International	09/17/58	NR	USD	5,000	(100,297)	(525,041)	424,744
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	NR	USD	5,000	(100,297)	(540,369)	440,072
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	5,000	(100,297)	(539,743)	439,446

								$(702,168)	$(5,986,963)	$5,284,795

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$10,970	$(1,549,673)	$458,009	$(382,462)
OTC Swaps	1,832,523	(6,009,330)	5,436,436	(1,875,749)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$2,166,482	$—	$2,166,482
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	177,082	—	—	177,082
Swaps — centrally cleared
Net unrealized appreciation(a)	—	1,746	—	—	456,263	—	458,009
Swaps — OTC	—
Unrealized appreciation on OTC swaps; Swap premiums paid	—	7,268,959	—	—	—	—	7,268,959

	$—	$7,270,705	$—	$177,082	$2,622,745	$—	$10,070,532

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$923,842	$—	$923,842
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,180,556	—	—	1,180,556
Swaps — centrally cleared
Net unrealized depreciation(a)	—	382,462	—	—	—	—	382,462
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	7,885,079	—	—	—	—	7,885,079

	$—	$8,267,541	$—	$1,180,556	$923,842	$—	$10,371,939

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

For the year ended October 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(928)	$—	$(2,846,090)	$—	$(2,847,018)
Forward foreign currency exchange contracts	—	—	—	3,248,221	—	—	3,248,221
Swaps	—	2,311,575	—	—	(9,919,166)	1,667	(7,605,924)

	$—	$2,311,575	$(928)	$3,248,221	$(12,765,256)	$1,667	$(7,204,721)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$670	$—	$1,340,341	$—	$1,341,011
Forward foreign currency exchange contracts	—	—	—	(2,482,122)	—	—	(2,482,122)
Swaps	—	907,958	—	—	(5,117,900)	—	(4,209,942)

	$—	$907,958	$670	$(2,482,122)	$(3,777,559)	$—	$(5,351,053)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$74,531,099
Average notional value of contracts — short	$145,024,512
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$96,766,665
Average amounts sold — in USD	$58,112,029
Credit default swaps:
Average notional value — buy protection	$78,466,014
Average notional value — sell protection	$80,925,145
Interest rate swaps:
Average notional value — pay fixed rate	$227,557,500
Average notional value — receives fixed rate	$475,450,000
Inflation swaps:
Average notional amount-receives	$—	(a)

(a)	Derivative not held at quarter-end. The risk expoure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT)

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$541,172	$1,402,870
Swaps — Centrally cleared	20,523	—
Forward foreign currency exchange contracts	177,082	1,180,556
Swaps — OTC(a)	7,268,959	7,885,079

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$8,007,736	$10,468,505
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(561,695)	(1,402,870)

Total derivative assets and liabilities subject to an MNA	$7,446,041	$9,065,635

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following tables present the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Bank of America N.A.	$6,799	$(6,799)	—	—	—
Barclays Bank PLC	913,862	(913,862)	—	—	—
BNP Paribas S.A.	1,933	(1,933)	—	—	—
Citibank N.A.	143,441	(143,441)	—	—	—
Credit Suisse International	835,465	(835,465)	—	—	—
Deutsche Bank AG	2,987,782	(2,987,782)	—	—	—
Goldman Sachs International	424,744	(424,744)	—	—	—
JPMorgan Chase Bank N.A.	18,689	(17,001)	—	—	1,688
Morgan Stanley & Co. International PLC	2,093,848	(2,093,848)	—	—	—
State Street Bank and Trust Co.	8,138	(8,138)	—	—	—
UBS AG	11,340	(11,340)	—	—	—

	$7,446,041	$(7,444,353)	$—	$—	$1,688

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(c)(e)
Bank of America N.A.	$12,143	$(6,799)	$—	$—	$5,344
Barclays Bank PLC	1,154,435	(913,862)	—	(240,573)	—
BNP Paribas S.A.	54,484	(1,933)	—	—	52,551
Citibank N.A.	865,070	(143,441)	—	(721,629)	—
Credit Suisse International	885,144	(835,465)	—	(49,679)	—
Deutsche Bank AG	3,182,321	(2,987,782)	—	(194,539)	—
Goldman Sachs International	545,322	(424,744)	—	(120,578)	—
JPMorgan Chase Bank N.A.	17,001	(17,001)	—	—	—
Morgan Stanley & Co. International PLC	2,111,155	(2,093,848)	—	(17,307)	—
Natwest Markets PLC	77,108	—	—	—	77,108
Standard Chartered Bank	7,408	—	—	—	7,408
State Street Bank and Trust Co.	142,681	(8,138)	—	—	134,543
UBS AG	11,363	(11,340)	—	—	23

	$9,065,635	$(7,444,353)	$—	$(1,344,305)	$276,977

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

CONSOLIDATED SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$3,683,211	$—	$—	$3,683,211
Asset-Backed Securities	—	120,600,915	5,513,457	126,114,372
Corporate Bonds(a)	—	488,190,518	1,798,893	489,989,411
Floating Rate Loan Interests(a)	—	27,417,051	2,297,649	29,714,700
Foreign Agency Obligations(a)	—	31,576,294	—	31,576,294
Non-Agency Mortgage-Backed Securities(a)	—	83,258,232	8,255,880	91,514,112
Preferred Securities(a)	15,796,254	95,855,934	1,581,148	113,233,336
U.S. Government Sponsored Agency Securities(a)	—	95,871,527	—	95,871,527
U.S. Treasury Obligations	—	20,100,723	—	20,100,723
Short-Term Securities:
Foreign Agency Obligations	—	552,278	—	552,278
Money Market Funds	7,913,547	—	—	7,913,547

	$27,393,012	$963,423,472	$19,447,027	$1,010,263,511

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$5,438,182	$—	$5,438,182
Forward foreign currency contracts	—	177,082	—	177,082
Interest rate contracts	2,166,482	456,263	—	2,622,745
Liabilities:
Credit contracts	—	(2,258,211)	—	(2,258,211)
Forward foreign currency contracts	—	(1,180,556)	—	(1,180,556)
Interest rate contracts	(923,842)	—	—	(923,842)

	$1,242,640	$2,632,760	$—	$3,875,400

(a)	See above Schedule of Investments for values in each industry, country or political subdivision.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement Purposes. As of period end, reverse repurchase agreements of $373,344,902 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Securities	Unfunded Floating Rate Loan Interests	Total
Assets:
Opening balance, as of October 31, 2018	$3,692,359	$1,798,304	$66,230,887	$17,447,723	$1,637,441	$(60)	$90,806,654
Transfers into Level 3(a)	3,488,865	—	366,422	—	—	—	3,855,287
Transfers out of Level 3(b)	(1,500,000)	(145,407)	(169,718)	—	—	—	(1,815,125)
Accrued discounts/premiums	29,713	—	(3,509)	150,879	—	—	177,083
Net realized gain (loss)	(10,563)	—	2,583	479,890	—	—	471,910
Net change in unrealized appreciation (depreciation)(c)(d)	147,860	181,472	(73,164,222)	983,220	(56,293)	60	(71,907,903)
Purchases	17,673	—	11,265,899	—	—	—	11,283,572
Sales	(352,450)	(35,476)	(2,230,693)	(10,805,832)	—	—	(13,424,451)

Closing Balance, as of October 31, 2019	$5,513,457	$1,798,893	$2,297,649	$8,255,880	$1,581,148	$—	$19,447,027

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2019(d)	$147,860	$181,472	$(73,153,002)	$620,449	$(56,292)	$—	$(72,259,513)

(a)

As of October 31, 2018, the Trust used observable inputs in determining the value of certain investments. As of October 31, 2019, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of October 31, 2018, the Trust used significant unobservable inputs in determining the value of certain investments. As of October 31, 2019, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Multi-Sector Income Trust (BIT)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $16,066,986. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approaches	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)
Assets:
Floating Rate Loan Interests(b)	$—	Market	Estimated Recovery Value	—
Corporate Bond	1,798,893	Income	Credit Spread	315
Preferred Securities	1,581,148	Market	Illiquidity Discount	1%

	$3,380,041

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

During the period ended October 31, 2019, the valuation technique for an investment classified as Floating Rate Loan Interests with a value of $0 changed from an Income Approach, Discounted Cash Flow to the Market Approach, Estimated Recovery Value. The change was made as the Estimated Recovery Value Approach was deemed more appropriate with respect to the circumstances of this investment.

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Statements of Assets and Liabilities

October 31, 2019

	BTZ	BGT		BIT (a)

ASSETS
Investments at value — unaffiliated(b)	$2,102,165,253		$459,714,134	$1,002,349,964
Investments at value — affiliated(c)	4,783,450		740,873	7,913,547
Cash	804		4,974,126	4,020
Cash Pledged:
Collateral — for reverse repurchase agreements	—		—	1,635,000
Collateral — OTC derivatives	—		—	2,820,000
Futures contracts	608,000		—	1,735,977
Centrally cleared swaps	—		—	1,000,590
Foreign currency at value(d)	426		45,267	2,036,940
Receivables:
Investments sold	1,160,816		6,855,816	3,221,696
Reverse repurchase agreements	—		—	1,686,555
Dividends — affiliated	31,971		1,354	10,401
Dividends — unaffiliated	265,667		—	135,716
Interest — unaffiliated	25,183,955		954,748	10,043,359
Variation margin on futures contracts	1,009,813		—	541,172
Variation margin on centrally cleared swaps	—		—	20,523
Swap premiums paid	55,405		—	1,832,523
Unrealized appreciation on:
Forward foreign currency exchange contracts	—		19,691	177,082
OTC swaps	—		—	5,436,436
Prepaid expenses	7,747		1,692	2,717

Total assets	2,135,273,307		473,307,701	1,042,604,218

LIABILITIES
Cash Received:
Collateral — reverse repurchase agreements	2,941,436		—	2,423,749
Collateral — OTC derivatives	940,000		—	—
Options written at value(e)	1,278,426		—	—
Reverse repurchase agreements at value	568,460,558		—	373,344,902
Payables:
Investments purchased	5,777,152		27,719,243	6,143,445
Bank borrowings	—		123,000,000	—
Capital shares redeemed	—		207,666	—
Income dividend distributions	291,184		42,272	160,884
Interest expense	—		280,143	—
Investment advisory fees	1,126,637		281,250	717,304
Trustees’ and Officer’s fees	879,432		260,559	137,299
Other accrued expenses	1,116,116		210,202	430,372
Principal payups	—		—	160,458
Variation margin on futures contracts	979,504		—	1,402,870
Swap premiums received	—		—	6,009,330
Unrealized depreciation on:
Forward foreign currency exchange contracts	—		209,620	1,180,556
OTC swaps	240,254		—	1,875,749
Unfunded floating rate loan interests	—		5,911	—

Total liabilities	584,030,699		152,216,866	393,986,918

NET ASSETS	$1,551,242,608		$321,090,835	$648,617,300

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$1,438,733,710		$342,998,752	$701,178,117
Accumulated earnings (loss)	112,508,898		(21,907,917)	(52,560,817)

NET ASSETS	$1,551,242,608		$321,090,835	$648,617,300

Net asset value	$14.94		$13.95	$17.28

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$1,938,622,958		$467,020,673	$1,043,788,691
(c) Investments at cost — affiliated	$4,783,450		$740,873	$7,913,547
(d) Foreign currency at cost	$428		$45,129	$2,086,780
(e) Premiums received	$1,810,000		$—	$—
(f) Par value	$0.001	$	$ 0.001	$0.001
(g) Shares outstanding	103,865,554		23,017,947	37,537,596
(h) Shares authorized	Unlimited		Unlimited	Unlimited

See notes to financial statements.

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended October 31, 2019

	BTZ	BGT	BIT (a)

INVESTMENT INCOME
Dividends — affiliated	$376,314	$24,699	$163,742
Dividends — unaffiliated	5,057,180	757,275	2,122,049
Interest — unaffiliated	110,005,322	25,295,471	62,159,479
Other income	—	357,995	44,041
Foreign taxes withheld	—	—	(53,799)

Total investment income	115,438,816	26,435,440	64,435,512

EXPENSES
Investment advisory	13,145,020	3,415,038	8,613,272
Professional	1,072,228	162,433	214,735
Transfer agent	1,023,944	37,170	63,048
Accounting services	243,739	35,272	160,488
Trustees and Officer	206,314	61,667	68,237
Printing	59,034	19,015	25,457
Registration	39,510	9,164	14,189
Custodian	37,620	17,007	62,939
Miscellaneous	89,694	21,297	92,841

Total expenses excluding interest expense and fees	15,917,103	3,778,063	9,315,206
Interest expense and fees	17,340,318	4,092,128	10,650,972

Total expenses	33,257,421	7,870,191	19,966,178
Less fees waived and/or reimbursed by the Manager	(13,006)	(896)	(5,450)

Total expenses after fees waived and/or reimbursed	33,244,415	7,869,295	19,960,728

Net investment income	82,194,401	18,566,145	44,474,784

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(9,988,823)	—	(2,847,018)
Forward foreign currency exchange contracts	—	344,009	3,248,221
Foreign currency transactions	(1,133)	2,826	(193,415)
Investments — unaffiliated	(14,322,621)	(5,859,368)	(7,321,467)
Investments — affiliated	—	(88,607)	—
Options written	3,912,361	—	—
Swaps	965,184	(369,288)	(7,605,924)

	(19,435,032)	(5,970,428)	(14,719,603)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	152,234,057	(3,339,546)	(29,533,037)
Futures contracts	(7,001,598)	—	1,341,011
Forward foreign currency exchange contracts	—	(289,694)	(2,482,122)
Foreign currency translations	1,450	838	340,084
Options written	478,470	—	—
Swaps	807,869	(2,500)	(4,209,942)
Unfunded floating rate loan interests	—	(5,097)	44

	146,520,248	(3,635,999)	(34,543,962)

Net realized and unrealized gain (loss)	127,085,216	(9,606,427)	(49,263,565)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$209,279,617	$8,959,718	$(4,788,781)

(a)	Consolidated Statement of Operations.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Changes in Net Assets

	BTZ
	Year Ended October 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$82,194,401	$86,735,652
Net realized gain (loss)	(19,435,032)	3,195,391
Net change in unrealized appreciation (depreciation)	146,520,248	(131,405,935)

Net increase (decrease) in net assets resulting from operations	209,279,617	(41,474,892)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(82,221,384)	(85,614,025)
From return of capital	(3,261,831)	—

Decrease in net assets resulting from distributions to shareholders	(85,483,215)	(85,614,025)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(12,507,349)	(30,991,477)

NET ASSETS
Total increase (decrease) in net assets	111,289,053	(158,080,394)
Beginning of year	1,439,953,555	1,598,033,949

End of year	$1,551,242,608	$1,439,953,555

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BGT
	Year Ended October 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,566,145	$17,968,020
Net realized loss	(5,970,428)	(624,311)
Net change in unrealized appreciation (depreciation)	(3,635,999)	(4,248,811)

Net increase in net assets resulting from operations	8,959,718	13,094,898

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(18,989,845)	(16,888,787)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(7,974,829)	—

NET ASSETS
Total decrease in net assets	(18,004,956)	(3,793,889)
Beginning of year	339,095,791	342,889,680

End of year	$321,090,835	$339,095,791

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	77

Consolidated Statements of Changes in Net Assets

	BIT
	Year Ended October 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$44,474,784	$52,379,994
Net realized gain (loss)	(14,719,603)	5,463,485
Net change in unrealized appreciation (depreciation)	(34,543,962)	(48,816,423)

Net increase (decrease) in net assets resulting from operations	(4,788,781)	9,027,056

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(42,727,454)	(56,503,375)
From return of capital	(10,172,236)	(1,708,837)

Decrease in net assets resulting from distributions to shareholders	(52,899,690)	(58,212,212)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(4,525,759)	(5,842,460)

NET ASSETS
Total decrease in net assets	(62,214,230)	(55,027,616)
Beginning of year	710,831,530	765,859,146

End of year	$648,617,300	$710,831,530

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

Year Ended October 31, 2019

	BTZ	BGT	BIT(a)

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$209,279,617	$8,959,718	$(4,788,781)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	544,442,678	275,159,564	400,946,491
Purchases of long-term investments	(389,214,183)	(244,123,208)	(368,657,787)
Net proceeds from sales (purchases) of short-term securities	3,120,110	(457,965)	(6,136,900)
Amortization of premium and accretion of discount on investments and other fees	1,881,605	(226,297)	(6,912,544)
Premiums paid on closing options written	(516,637)	—	—
Premiums received from options written	6,174,930	—	—
Net realized loss on investments and options written	10,410,260	5,947,975	7,321,467
Net unrealized (appreciation) depreciation on investments, options written, swaps, unfunded floating rate loan interests and foreign currency translations	(152,601,140)	3,635,999	30,407,383

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(9,275)	1,030	2,476
Dividends — unaffiliated	(209,825)	—	5,687
Interest — unaffiliated	2,154,895	293,464	1,095,653
Variation margin on futures contracts	252,438	—	(533,973)
Variation margin on centrally cleared swaps	—	—	718,377
Swap premiums paid	43,495	—	76,075
Prepaid expenses	79,353	1,011	1,051

Increase (Decrease) in Liabilities:
Cash received:
Collateral — reverse repurchase agreements	2,941,436	—	2,278,749
Collateral — OTC derivatives	270,000	—	(1,360,000)
Payables:
Investment advisory fees	(17,554)	(25,415)	(40,818)
Interest expense	(1,154,092)	(87,223)	1,017,931
Trustees’ and Officer’s fees	84,550	30,200	26,014
Other accrued expenses	637,141	(110,941)	(155,902)
Variation margin on futures contracts	828,660	—	1,346,341
Variation margin on centrally cleared swaps	(992)	—	—
Swaps	—	—	(6,277)
Due to counterparty	—	(212,836)	(306,330)
Swap premiums received	(224,817)	—	(1,661,299)

Net cash provided by operating activities	238,652,653	48,785,076	54,683,084

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(85,428,548)	(18,975,103)	(52,896,955)
Payments for bank borrowings	—	(190,000,000)	—
Payments on Common Shares redeemed	(13,027,870)	(7,767,163)	(4,525,759)
Proceeds from bank borrowings	—	171,000,000	—
Decrease in bank overdraft	—	—	(220,196)
Net borrowing of reverse repurchase agreements	(145,467,241)	—	(7,639,819)

Net cash used for financing activities	(243,923,659)	(45,742,266)	(65,282,729)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$1,163	$171	$324,407

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(5,269,843)	3,042,981	(10,275,238)
Restricted and unrestricted cash and foreign currency at beginning of year	5,879,073	1,976,412	19,507,765

Restricted and unrestricted cash and foreign currency at end of year	$609,230	$5,019,393	$9,232,527

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$17,340,318	$4,179,351	$10,650,972

(a)	Consolidated Statement of Cash Flows.

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Cash Flows  (continued)

Year Ended October 31, 2019

	BTZ	BGT	BIT(a)

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$804	$4,974,126	$4,020
Cash pledged:
Collateral — reverse repurchase agreements	—	—	1,635,000
Collateral — OTC derivatives	—	—	2,820,000
Futures contracts	608,000	—	1,735,977
Centrally cleared swaps	—	—	1,000,590
Foreign currency at value	426	45,267	2,036,940

	$609,230	$5,019,393	$9,232,527

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$69,768	$793,986	$—
Cash pledged:
Collateral — reverse repurchase agreements	—	—	2,953,000
Collateral — OTC derivatives	—	—	3,320,000
Futures contracts	3,774,000	—	156,329
Centrally cleared swaps	2,011,000	—	6,565,590
Foreign currency at value	24,305	1,182,426	6,512,846

	$5,879,073	$1,976,412	$19,507,765

(a)	Consolidated Statement of Cash Flows.

See notes to financial statements.

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BTZ

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.72	$14.88	$14.61	$14.33	$15.36

Net investment income(a)	0.79	0.81	0.81	0.88	0.96
Net realized and unrealized gain (loss)	1.25	(1.17)	0.30	0.32	(1.02)

Net increase (decrease) from investment operations	2.04	(0.36)	1.11	1.20	(0.06)

Distributions(b)
From net investment income	(0.79)	(0.80)	(0.79)	(0.86)	(0.91)
From return of capital	(0.03)	—	(0.05)	(0.06)	(0.06)

Total distributions	(0.82)	(0.80)	(0.84)	(0.92)	(0.97)

Net asset value, end of year	$14.94	$13.72	$14.88	$14.61	$14.33

Market price, end of year	$13.55	$11.72	$13.36	$12.87	$12.53

Total Return(c)
Based on net asset value	16.17%	(1.72)%	8.53%	9.61%	0.48%

Based on market price	23.34%	(6.49)%	10.62%	10.43%	(0.33)%

Ratios to Average Net Assets
Total expenses	2.26%	1.82%	1.23%	1.20%	1.16%

Total expenses after fees waived and/or reimbursed	2.25%	1.82%	1.23%	1.20%	1.15%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.08%	0.94%	0.87%	0.95%	0.97%

Net investment income	5.57%	5.69%	5.53%	6.21%	6.40%

Supplemental Data
Net assets, end of year (000)	$1,551,243	$1,439,954	$1,598,034	$1,579,170	$1,549,123

Borrowings outstanding, end of year (000)	$568,461	$707,102	$477,822	$638,327	$685,716

Portfolio turnover rate	18%	30%	25%	29%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BGT

	Year Ended October 31,
	2019	2018	2017	2016	2015(a)

Net asset value, beginning of year	$14.33	$14.49	$14.41	$14.18	$14.57

Net investment income(b)	0.80	0.76	0.73	0.74	0.78
Net realized and unrealized gain (loss)	(0.37)	(0.21)	0.12	0.19	(0.36)

Net increase from investment operations	0.43	0.55	0.85	0.93	0.42

Distributions from net investment income (c)	(0.81)	(0.71)	(0.77)	(0.70)	(0.81)

Net asset value, end of year	$13.95	$14.33	$14.49	$14.41	$14.18

Market price, end of year	$12.42	$12.72	$14.31	$13.58	$12.77

Total Return(d)
Based on net asset value	4.00%	4.25%	6.13%	7.27%	3.54%

Based on market price	4.31%	(6.30)%	11.21%	12.25%	3.08%

Ratios to Average Net Assets(e)
Total expenses	2.41%	2.29%	1.92%	1.58%	1.55%

Total expenses after fees waived and/or reimbursed	2.41%	2.29%	1.92%	1.58%	1.54%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.16%	1.21%	1.20%	1.16%	1.19%

Net investment income	5.68%	5.27%	5.02%	5.29%	5.37%

Supplemental Data
Net assets, end of year (000)	$321,091	$339,096	$342,890	$340,944	$335,444

Borrowings outstanding, end of year (000)	$123,000	$142,000	$150,000	$148,000	$104,000

Asset coverage, end of year per $1,000 of bank borrowings	$3,610	$3,389	$3,287	$3,304	$4,225

Portfolio turnover rate	53%	57%	63%	47%	42%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2019	2018	2017	2016	2015(a)
Investments in underlying funds	0.04%	0.01%	—%	—%	—%

See notes to financial statements.

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BIT

	Year Ended October 31,
	2019(a)		2018(a)		2017(a)		2016(a)		2015

Net asset value, beginning of year	$18.79		$20.07		$18.91		$18.91		$19.87

Net investment income(b)	1.18		1.38		1.51		1.69		1.55
Net realized and unrealized gain (loss)	(1.28)		(1.13)		1.42		(0.05)		(1.03)

Net increase (decrease) from investment operations	(0.10)		0.25		2.93		1.64		0.52

Distributions(c)
From net investment income	(1.14)		(1.49)		(1.77)		(1.64)		(1.40)
From net realized gain	—		—		—		—		(0.08)
From return of capital	(0.27)		(0.04)		—		—		—

Total distributions	(1.41)		(1.53)		(1.77)		(1.64)		(1.48)

Net asset value, end of year	$17.28	(i)	$18.79		$20.07		$18.91		$18.91	(d)

Market price, end of year	$17.15		$16.25		$18.55		$16.76		$16.31

Total Return(e)
Based on net asset value	0.00	%(i)(j)	2.18	%(f)	17.34	%(g)	10.51	%(f)	3.87	%(d)

Based on market price	14.76%		(4.40)%		22.36%		13.56%		0.06%

Ratios to Average Net Assets(h)
Total expenses	2.89%		2.90%		2.33%		2.05%		2.09%

Total expenses after fees waived and/or reimbursed	2.89%		2.89%		2.33%		2.05%		2.09%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	1.35%		1.42%		1.39%		1.43%		1.53%

Net investment income	6.43%		7.17%		7.86%		9.24%		7.97%

Supplemental Data
Net assets, end of year (000)	$648,617		$710,832		$765,859		$726,381		$726,432

Borrowings outstanding, end of year (000)	$373,345		$376,302		$471,082		$427,329		$510,352

Portfolio turnover rate	32%		38%		53%		52%		21%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(g)	Includes payment received from a settlement of litigation, which impacted the Trust’s total return. Excluding the payment from a settlement of litigation, the Trust’s total return is 16.70%.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2019	2018	2017	2016	2015(a)
Investments in underlying funds	—%	—%	—%	0.01%	0.01%

(i)

For financial reporting purposes, the market value of a certain investment was adjusted as of the report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on NAV presented herein are different than the information previously published as of October 31, 2019.

(j)	Amount is greater than (0.005)%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Credit Allocation Income Trust	BTZ	Delaware	Diversified
BlackRock Floating Rate Income Trust	BGT	Delaware	Diversified
BlackRock Multi-Sector Income Trust	BIT	Delaware	Diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

On September 5, 2019, the Board approved a change in the fiscal year end of BTZ and BGT, effective as of the opening of business on December 31, 2019, from October 31 to December 31.

Basis of Consolidation: The accompanying consolidated financial statements of BIT include the accounts of BIT Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BIT. The Taxable Subsidiary enables BIT to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for BIT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BIT. BIT may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of period end were $0, which is 0.0% of BIT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BIT.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments and/or return of capital.

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Note 8, Income Tax Information, for the tax character of each Trust’s distributions paid during the period.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by each Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (continued)

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States.

However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities the Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a trust’s initial investment in the IOs may not fully recoup.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a trust to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a trust having a contractual relationship only with the lender, not with the borrower. A trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a trust assumes the credit risk of both the borrower and the lender that is selling the Participation. A trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a trust having a direct contractual relationship with the borrower, and a trust may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a Trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized (Depreciation)
BGT	Allied Universal Holdco LLC	$335,175	$335,189	$332,541	$(2,648)
	BCPE Empire Holdings, Inc.	121,546	121,546	119,343	(2,203)
	MED ParentCo LP	175,611	173,854	172,794	(1,060)

88	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a trust may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a trust would still be required to pay the full repurchase price. Further, a trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a trust to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a trust may receive a fee for the use of the security by the counterparty, which may result in interest income to a trust.

For the year ended October 31, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trusts were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
BTZ	$644,414,648	2.69%
BIT	384,768,170	2.77

Reverse repurchase transactions are entered into by a trust under Master Repurchase Agreements (each, an “MRA”), which permit a trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a trust. With reverse repurchase transactions, typically a trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a trust receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of a Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BTZ
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$149,711,764	$(149,711,764)	$—	$—
BNP Paribas S.A.	77,002,234	(77,002,234)	—	—
Goldman Sachs & Co. LLC	768,801	(768,801)	—	—
J.P. Morgan Securities LLC	7,577,754	(7,577,754)	—	—
RBC Capital Markets, LLC	333,400,005	(333,400,005)	—	—

	$568,460,558	$(568,460,558)	$—	$—

(a)

Net collateral, including accrued interest, with a value of $619,077,397 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

BIT
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Bank PLC	$30,700,891	$(30,700,891)	$—	$—
Barclays Capital, Inc.	11,771,279	(11,771,279)	—	—
BNP Paribas S.A.	90,289,465	(90,289,465)	—	—
Citigroup Global Markets, Inc.	60,003,623	(60,003,623)	—	—
Credit Suisse Securities (USA) LLC	1,473,296	(1,473,296)	—	—
Goldman Sachs & Co LLC	5,975,438	(5,975,438)	—	—
HSBC Securities (USA), Inc.	22,082,103	(22,082,103)	—	—
J.P. Morgan Securities LLC	3,138,099	(3,138,099)	—	—
RBC Capital Markets, LLC	111,513,682	(111,513,682)	—	—
UBS Ltd.	9,276,613	(9,276,613)	—	—
UBS Securities LLC	27,120,413	(27,120,413)	—	—

	$373,344,902	$(373,344,902)	$—	$—

(a)

Net collateral, including accrued interest, with a value of $412,465,141 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a trust’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

90	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a trust is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Trusts enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BTZ and BGT each pays the Manager a monthly fee at an annual rate equal to 0.62% and 0.75%, respectively, of the average weekly value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For such services, BIT pays the Manager a monthly fee at an annual rate equal to 0.80% of the average daily value of Trust’s managed assets.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, BIT pays the Manager based on BIT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.

With respect to BIT, the Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), an affiliate of the Manager. The Manager pays BRS, for services it provides for that portion of BIT for which BRS acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by BIT to the Manager.

Expense Waivers: With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended October 31, 2019, the amounts waived were as follows:

	BTZ	BGT	BIT
Amounts waived	$13,006	$771	$5,450

92	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2020. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended October 31, 2019, the Manager, with respect to BGT, waived $125 in investment advisory fees pursuant to these arrangements.

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended October 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BTZ	$2,914,193	$—	$—
BIT	228,113	—	—

7.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	BTZ	BGT	BIT
Purchases	$377,880,583	$249,051,881	$339,291,425
Sales	529,143,018	270,715,470	392,176,169

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2019. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to the expiration of capital loss carryforwards were reclassified to the following accounts:

	BTZ	BGT	BIT
Paid-in capital	$(10,353,275)	$(409,424)	$—
Accumulated earnings (loss)	10,353,275	409,424	—

The tax character of distributions paid was as follows:

		BTZ	BGT	BIT
Ordinary income	10/31/19	$82,221,384	$18,989,845	$42,727,454
	10/31/18	85,614,025	16,888,787	56,503,375

Return of capital	10/31/19	3,261,831	—	10,172,236
	10/31/18	—	—	1,708,837

Total	10/31/19	$85,483,215	$18,989,845	$52,899,690

	10/31/18	$85,614,025	$16,888,787	$58,212,212

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BTZ	BGT	BIT
Undistributed ordinary income	$—	$1,577,486	$—
Non-expiring capital loss carryforwards(a)	(51,848,146)	(15,760,562)	(34,962,619)
Net unrealized gains (losses)(b)	164,357,044	(7,724,841)	(17,598,198)

Total	$112,508,898	$(21,907,917)	$(52,560,817)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency exchange contracts, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of compensation to Trustees and the classification of investments.

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BTZ	BGT	BIT
Tax cost	$1,942,212,507	$467,915,703	$1,030,825,050

Gross unrealized appreciation	$183,514,617	$1,297,483	$64,180,488
Gross unrealized depreciation	(19,048,538)	(8,758,179)	(81,111,699)

Net unrealized appreciation (depreciation)	$164,466,079	$(7,460,696)	$(16,931,211)

9.	BANK BORROWINGS

BGT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to BGT. As of period end, BGT has not received any notice to terminate. BGT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the maximum commitment amount of $168,000,000 for BGT.

Advances will be made by SSB to BGT, at BGT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, BGT paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to BGT as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

BGT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended October 31, 2019, the average amount of bank borrowings and the daily weighted average interest rates for BGT for loans under the revolving credit agreements were $128,378,082 and 3.19%, respectively.

10.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

94	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares: The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2017 through November 30, 2018, each Trust was permitted to repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. From December 1, 2018 through November 30, 2019, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (continued)

The total cost of the shares repurchased is reflected in the Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BTZ		BGT		BIT
Year Ended October 31,	Shares	Amount	Shares	Amount	Shares	Amount
2019	1,057,409	$12,507,349	649,075	$7,974,829	284,084	$4,525,759
2018	2,489,141	30,991,477	—	—	345,071	5,842,460

On September 5, 2019, the Trusts announced a continuation of their Repurchase Program. Commencing on December 1, 2019, each Trust may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BTZ	$0.0839	$0.0839
BGT	0.0764	0.0764
BIT	0.1237	0.1237

(a)	Net investment income dividend paid on November 29, 2019 to Shareholders of record on November 15, 2019.
(b)	Net investment income dividend declared on December 6, 2019, payable to Shareholders of record on December 16, 2019.

96	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Credit Allocation Income Trust, BlackRock Floating Rate Income Trust and BlackRock Multi-Sector Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Credit Allocation Income Trust and BlackRock Floating Rate Income Trust, including the schedules of investments, as of October 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying consolidated statement of assets and liabilities of BlackRock Multi-Sector Income Trust (collectively with BlackRock Credit Allocation Income Trust and BlackRock Floating Rate Income Trust, the “Funds”), including the consolidated schedule of investments, as of October 31, 2019, the related consolidated statement of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended October 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Trusts:

	Payable Dates	BTZ	BGT	BIT
Qualified Dividend Income for Individuals(a)	November 2018	13.26%	—%	11.83%
	December 2018 — January 2019	12.38	—	11.83
	February 2019 — October 2019	18.92	—	16.51
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	November 2018 — October 2019	11.37	—	12.05
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents(b)	November 2018 — January 2019	56.23	75.91	40.26
	February 2019 — October 2019	61.23	77.82	54.29
Federal Obligation Interest(c)	November 2018 — October 2019	0.16	—	0.98

(a)	The Trusts hereby designate the percentage indicated or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(c)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	97

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement

The Boards of Trustees (collectively, the “Board,” the members of which are referred to as “Board Members”) of each of BlackRock Credit Allocation Income Trust (“BTZ”), BlackRock Floating Rate Income Trust (“BGT”) and BlackRock Multi-Sector Income Trust (“BIT” and together with BTZ and BGT, the “Funds” and each, a “Fund”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of BIT also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Manager, BlackRock (Singapore) Limited (the “Sub-Advisor”) and BIT. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated

98	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, BTZ ranked in the fourth, second and fourth quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for BTZ, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BTZ’s underperformance during the applicable periods. While performance for the one- and five-year periods was in the fourth quartile, results for the five-year period were heavily impacted by one-year performance; in respect of five-year performance, the gap between BTZ’s performance and the median is relatively small. The Board also noted that BTZ’s Customized Peer Group is relatively small (four funds), which can result in volatile quartile standings.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENT	99

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

The Board noted that for the one-, three- and five-year periods reported, BGT ranked in the third, fourth and second quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for BGT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BGT’s underperformance during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, BIT ranked in the third, third and second quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for BIT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BIT’s underperformance during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BTZ’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to BTZ. The Board noted that BTZ’s actual management fee rate and total expense ratio each ranked in the second quartile, relative to the supplemental peer group.

The Board noted that BGT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BIT’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to BIT. The Board noted that BIT’s actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the supplemental peer group.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted

100	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2020, and the Sub-Advisory Agreement between BIT, the Manager and the Sub-Advisor for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENT	101

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

102	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Henry Gabbay 1947	Trustee (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	86 RICs consisting of 110 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	103

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 291 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 292 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the BlackRock Fixed-Income Complex in 2007.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

104	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock (Singapore) Limited(a)

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BIT.

TRUSTEE AND OFFICER INFORMATION	105

Additional Information

Proxy Results

BlackRock Credit Allocation Income Trust (BTZ)

The Annual Meeting of Shareholders for BTZ was held on July 8, 2019 for shareholders of record on May 30, 2019, to elect Trustee nominees and to vote on a non-binding shareholder proposal to declassify the Board of Trustees so that all Trustees are elected on an annual basis. There were no broker non-votes with regard to the Trust.

The vote results in the election of Class III Trustees were as follows:

Richard E. Cavanagh		Cynthia L. Egan		Robert Fairbairn		Henry Gabbay
Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
46,696,884	2,698,627	46,775,497	2,620,014	46,700,259	2,695,252	46,692,474	2,703,037

Stephen J. Flanagan		Frederic Gabriel		Thomas H. McGlade		Jassen Trenkow
Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
12,934,308	155,472	12,932,625	157,155	12,934,191	155,589	12,932,305	157,475

None of the individuals listed above received the sufficient number of votes required in a contested election. Messrs. Cavanagh, Fairbairn and Gabbay and Ms. Egan, incumbent Class III Trustees, will continue to serve as Class III Trustees until their successors are duly elected and qualify. The Trust remains a party to litigation in Delaware with respect to the 2019 Annual Meeting of Shareholders. The Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Karen P. Robards, Frank J. Fabozzi and W. Carl Kester.

Shareholders voted on the non-binding proposal as follows:

Votes For	Votes Against	Abstain
37,911,873	23,795,534	777,873

BlackRock Floating Rate Income Trust (BGT) and BlackRock Multi-Sector Income Trust (BIT)

The Annual Meeting of Shareholders for BGT and BIT was held on July 29, 2019 for shareholders of record on May 30, 2019, to elect trustee nominees. There were no broker non-votes with regard to the Trust.

Shareholders elected the Class III Trustees as follows:

	Richard E. Cavanagh		Cynthia L. Egan		Robert Fairbairn		Henry Gabbay
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BGT	19,151,359	2,455,425	19,459,122	2,147,662	19,454,213	2,152,571	19,439,549	2,167,235
BIT	32,861,480	1,513,636	33,107,780	1,267,336	33,964,606	410,510	33,947,276	427,840

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Karen P. Robards, Frank J. Fabozzi and W. Carl Kester.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2019, the Board approved the elimination of BTZ’s non-fundamental policy limiting investments in illiquid securities to 10% of BTZ’s managed assets. As a result, BTZ may invest without limit in illiquid securities.

106	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Except as described above, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Trusts’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	107

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

MXN	Mexican Peso

NGN	Nigerian Naira

NOK	Norwegian Krone

USD	U.S. Dollar

Portfolio Abbreviations

ALL	Albanian Lek

ARB	Airport Revenue Bonds

CR	Custodian Receipt

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FNMA	Federal National Mortgage Association

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MTN	Medium-Term Note

PIK	Payment-In-Kind

RB	Revenue Bonds

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SPDR	Standard & Poor’s Depository Receipts

108	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

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This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CE-CAFRI-3-10/19-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano
Frank J. Fabozzi
Henry Gabbay
Catherine A. Lynch
Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Trust	$72,828	$72,828	$0	$0	$14,500	$14,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Trust	$14,500	$14,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised James E. Keenan, Managing Director at BlackRock, David Delbos, Managing Director at BlackRock, Mitchell S. Garfin, Managing Director at BlackRock, Carly Wilson, Managing Director at BlackRock and Abigail Apistolas, Vice President at Blackrock. Messrs. Keenan, Delbos and Garfin and Mses. Wilson and Apistolas are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. Keenan has been a member of the Fund’s management team since 2007. Messrs. Delbos and Garfin and Mses. Wilson and Apistolas have been members of the Fund’s management team since2018.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock, Inc. from 2004 to 2005.
David Delbos	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.
Mitchell S. Garfin	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2005 to 2008.
Carly Wilson	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2016 to 2018; Vice President of BlackRock, Inc. from 2011 to 2015; Associate at BlackRock, Inc. from 2009 to 2010; Associate at R3 Capital Partners from 2008 to 2009; Associate at Lehman Brothers from 2004 to 2008.
Abigail Apistolas	Vice President of BlackRock, Inc. since 2019; Associate of BlackRock, Inc. from 2016 to 2018; Associate at Morgan Stanley from 2012 to 2016; Analyst at Morgan Stanley from 2012 to 2014.

(a)(2) As of October 31, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

James E. Keenan	18	32	15	0	11	13

	$30.33 Billion	$15.38 Billion	$7.21 Billion	$0	$9.13 Billion	$7.15 Billion

David Delbos	19	13	30	0	4	29

	$29.48 Billion	$11.99 Billion	$12.26 Billion	$0	$6.32 Billion	$12.24 Billion

Mitchell S. Garfin	19	20	30	0	4	30

	$32.43 Billion	$12.34 Billion	$12.30 Billion	$0	$6.32 Billion	$12.30 Billion

Carly Wilson	7	14	4	0	4	3

	$8.32 Billion	$3.67 Billion	$379.3 Million	$0	$2.13 Billion	$244.6 Million

Abigail Apistolas	9	11	8	0	5	7

	$7.91 Billion	$3.70 Billion	$989.9 Million	$0	$2.23 Billion	$855.2 Million

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Keenan, Delbos and Garfin and Mses. Wilson and Apistolas may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Delbos and Garfin and Mses. Wilson and Apistolas may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of October 31, 2019:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of October 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
James Keenan David Delbos Mitchell S. Garfin	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Carly Wilson	A combination of market-based indices (e.g. ICE BofAML 3 Month U.S. Treasury Bill Index).
Abigail Apistolas	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of October 31, 2019.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James E. Keenan	$100,001 - $500,000
David Delbos	None
Mitchell S. Garfin	None
Carly Wilson	None
Abigail Apistolas	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
May 1-31, 2019	0	$0	0	766,776
June 1-30, 2019	0	$0	0	766,776
July 1-31,2019	55,307	$12.4802	55,307	711,469
August 1-31, 2019	0	$0	0	711,469
September 1-30, 2019	50,935	$12.2958	50,935	660,534
October 1-31, 2019	80,428	$12.4092	80,428	580,106
Total:	186,670	$12.3993	186,670	580,106

1On September 7, 2018, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2018, the Fund may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. On September 5, 2019, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2019, the Fund may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies --Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Floating Rate Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Trust

Date: January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Trust

Date: January 3, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Floating Rate Income Trust

Date: January 3, 2020